UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-05823

DOMINI INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

180 Maiden Lane, Suite 1302, New York, New York 10038

(Address of Principal Executive Offices)

Carole M. Laible

Domini Impact Investments LLC

180 Maiden Lane, Suite 1302

New York, New York 10038

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 212-217-1100

Date of Fiscal Year End: July 31

Date of Reporting Period: July 31, 2019

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 follows.

ANNUAL REPORT 2019 July 31, 2019DOMINI IMPACT INTERNATIONAL EQUITY FUNDSM DOMINI IMPACT EQUITY FUNDSM DOMINI IMPACT BOND FUNDSM

INVESTING FOR IMPACT We are honored to work on your behalf to create a better future. In addition to our annual Impact Report, we provide quarterly updates to keep you informed on our most recent engagement work, exciting new initiatives, and highlights of interesting investments. Visit domini.com/impact sign up for e-delivery If you invest directly with Domini, you can avoid an annual fee of $15 by signing up for paperless E-Delivery of your statements, reports and tax forms- just log into your account, go to :Account options,” and select “e-delivery Option.” If you invest through a financial advisor, brokerage firm, or employer-sponsored retirement plan, why not ask your advisor or plan sponsor how to receive your documents electronically? It can reduce your carbon footprint, save trees, and unclutter your life, all with just a few strokes of your keyboard!

TABLE OF CONTENTS

Investing for Good

2	Letter to Shareholders

4	How Anchor Institutions Build Community Wealth

Fund Performance and Holdings

8	Domini Impact International Equity Fund

24	Domini Impact Equity Fund

40	Domini Impact Bond Fund

60	Expense Example

Financial Statements

63	Domini Impact International Equity Fund

63	Domini Impact Equity Fund

93	Domini Impact Bond Fund

120	Board of Trustees’ Approval of Continuance of Management and Submanagement Agreements

132	Trustees and Officers

135	Proxy Voting Information

135	Quarterly Portfolio Schedule Information

INVESTING FOR GOOD®

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

Responsible investors know that the way you invest can make a difference that goes well beyond investing only in industries we feel supportive of; we make a difference by looking at the total impact of how we manage our overall portfolios. An important and often overlooked impact is the ability to support the fabric of a local society. Population wellness and happiness are strongly tied to the communities in which we live.

At Domini, we support institutions that are important to the health, safety, and support of its neighbors. Businesses that operate with amplified positive impact on their communities are often thought of as “anchor institutions.” At the core of their business, they serve people with the understanding that this will improve their business and its results. These entities not only provide jobs but often add value through health services, financial literacy, educational resources, counseling services, small business development, and economic development.

At Domini Impact Investments we have been reviewing the eco-system of communities and evaluating the components to keeping a location healthy. The benefits of many components are clear and plentiful. Public transit systems, libraries, hospitals, public schools, green spaces for recreation, and banks (as opposed to ATMs) represent some of the most obvious components.

Realtor.com and Redfin found, in separate studies, that real estate prices command up to a whopping 32% more than equivalent opportunities not convenient to public transit. Some of this is driven by millennial preferences — studies show 63% of millennials prefer to live in a car-free or car-infrequent location, but much is driven simply by traditional commuter preference. What these figures argue is that public transit is not just a nice gift to people who cannot afford cars; it is valued highly by the affluent as well.

Hospitals matter and are disappearing from rural areas. We now have a phrase for it, “hospital deserts.” About 30 million Americans do not live within an hour’s travel of a trauma center, which means that accidental deaths are 50% higher in rural areas than urban ones. This is not only a failure of a civilized nation; it is the ripping away of an important anchor to a community. Hospitals employ roughly seven million Americans, and in many places, they are the single largest employer in the region (our largest private corporate employer, Walmart, has approximately 1.5 million employees in the United States). Thirteen states, including rural ones like Alaska and North Dakota along with densely populated ones like Massachusetts and Connecticut, depend on hospitals as the number one source of jobs for their citizens.

INVESTING FOR GOOD®

Public schools are perhaps our most beloved anchor institutions. Academic work indicates that a high-quality public-school system is the most influential aspect of housing costs. People want good schools, and good schools enrich a community. Public schools are also important sources of employment, currently employing approximately three and a half million teachers alone.

Green space also enhances value. One 2018 study shows that being within 100 meters of an urban green space increased real estate prices by roughly eight percent. America’s various parks and recreational properties generated $154 billion in economic activity in 2015 and generated over a million jobs. But no amount of economic value can adequately quantify the benefits to the quality of life that these facilities create.

While public transportation, many hospitals, public schools and parks are not in shareholders’ hands, most banks are. We at Domini recognize this is a different dynamic but also recognize the important role that financial institutions can play in keeping the other anchor institutions healthy. Further, as roughly two million Americans work for commercial banks, we recognize the role they play in keeping jobs local and in funding local institutions.

These comments have focused on the economic benefits of only the very largest community anchors, but many smaller ones, such as our public libraries and little leagues in various sports also play a key role. The focus on financial or economic benefit is not to suggest that only money matters, but rather, we argue that the figures demonstrate that our nation is willing to pay highly for these institutions. Our lives are enriched by them and we spend dearly to protect them.

In this annual report we review for you some of the findings from our study of the key role of anchor institutions. We thank you for your interest in our work and for your continued support of the concept that one can invest for good.

Carole Laible CEO	Amy Domini Founder and Chair

INVESTING FOR GOOD®

HOW ANCHOR INSTITUTIONS BUILD COMMUNITY WEALTH

As a long-term impact investor, we believe that a sustainable world is a prerequisite for sustainable returns. Domini seeks to understand the root causes of the most intractable challenges facing people and our planet and identify system-level solutions that enable a healthy planet and society to thrive. Our goal is to invest in companies and institutions that support the health of our environmental, societal and financial systems through our equity and fixed income portfolios.

Companies acting as anchor institutions can play a big role when it comes to building sustainable communities and disrupting the trend of growing inequality. We define anchor institutions as enterprises that have a large and rooted presence in a local area and are motivated to support their communities’ economic growth and well-being through programs, products and services, as well as their roles as employer and purchaser.

Safe, healthy and affordable products and services let consumers succeed with business. Targeted programs offered can complement products and services in a way that both supports communities and grows market share. While traditional functions like providing a living wage, health care, retirement savings and decent working conditions remain essential and core features of a responsible company, anchor institutions may go further, adding value in areas such as education, housing or green space to the communities in which they operate. Requiring these practices of their suppliers as well helps anchor institutions deepen their impact. Finally, these institutions can serve as magnets that attract like-minded institutions and can add to the intangible value of the community. These actions demonstrate how forward-thinking companies can become a pillar of building healthy, thriving communities within which to operate. When successful, anchor institutions create a virtuous cycle, accruing benefits to communities, the company, its investors and society at large.

Domini works to identify these companies and institutions through our proprietary research and standard setting processes, in which we weigh measures of successful anchor institutions in the context of robust, industry-specific key performance indicators. In addition to a quantitative assessment, this process paints a qualitative picture that is more than the sum of its parts: companies that handle specific and discrete issues in a responsible manner demonstrate a forward-looking culture of intentionality and responsibility which we consider reflective of quality management teams.

To help bring the concept of anchor institutions to life, the following are two examples: one is a publicly traded company we invest in our Domini Impact Equity Fund while the other is a nonprofit hospital that we provide capital to through our bond portfolio.

INVESTING FOR GOOD®

Banks as Anchor Institutions (Domini Impact Equity Fund)

Banks play a unique and essential role in our society. As demonstrated by the financial crisis of 2008, the risks banks can pose to communities and investors are all too clear; however, institutions also have the opportunity to create significant positive impacts in their communities in which they operate. Providing safe, affordable and high-quality products and services to underserved populations and small businesses is just one example of how this may be the case. Banks that fulfill the vital role of community economic development, we believe, will prosper in the long run as a stable financial system is built on a foundation of fairness and justice for all.

We consider Scotiabank, a mid-sized, Canadian publicly traded bank, to be a strong example. The bank diversified its consumer base into regions of Latin America where 50% of the population and 30% of the purchasing power is concentrated in the lower-income segment of the population, which was underserved by traditional banks. By understanding its community and recognizing gaps in the market’s service of the community’s needs, the bank generated a positive impact while increasing its market share and effectively managing its business.

The bank recognized that account fees act as a major barrier to serving lower-income customers. By eliminating those fees, the bank increased account openings and market share substantially. It also offers micro-lending products to clients that typically have variable and unstable incomes and therefore fall outside the traditional retail banking target market. It has enabled those individuals to start micro businesses while establishing a profitable new business segment within the company. A mobile banking service also supports access for populations without access to bank branches.

In addition to specific products, Scotiabank has invested considerably in financial literacy. In its home country, the bank provides immigrants with pre- and post-arrival support through free and cost-reduced financial services and financial literacy programs. It has also developed financial education workshops for families living in poverty abroad. Each of these efforts indicate that Scotiabank operates with intentionality and a deep cultural commitment to being a catalyst in the communities it serves and strengthens its business as a result.

Healthcare Systems as Anchor Institutions (Domini Impact Bond Fund)

Nonprofit healthcare systems can also fill the role of anchor institutions by providing affordable, broadly accessible, and quality health care as well as addressing a wider variety of unmet needs in underserved communities. The recent trend of consolidation in the healthcare space has led to a decline in local institutions and the loss of the associated local knowledge. However, some institutions continue to stand as an example of what is possible.

INVESTING FOR GOOD®

Boston Medical Center (“BMC”) is a “safety net hospital.” It has a mission to provide care to individuals regardless of their ability to pay, with a significant portion of its patients being low-income, uninsured, and elderly. The hospital has demonstrated an ability and willingness to look beyond the traditional bounds of healthcare in a way that will deliver better health outcomes and support the community in a holistic way.

BMC, for example, has identified housing and nutrition as major drivers of the success of its mission. A survey revealed that malnutrition is one of the biggest causes of chronic disease in its community. To address this, the hospital established a preventive food kitchen & pantry program. Physicians and nutritionists provide “prescriptions” for supplemental food that promotes physical health, prevents future illness, and facilitates recovery. The pantry provides food prescriptions to thousands of households each month, while the kitchen offers cooking demonstrations and other educational resources to support patients in their long-term health.

BMC is also one of the first hospitals in the country to recognize the social determinants of health1 and, in its particular case, the role that living conditions play in the health of its community. Given that knowledge, the hospital decided to direct its mandatory community investment of $6.5 million to affordable housing projects in its city, in partnership with local shelters and community development corporations. The initiative includes $1 million each for initiatives to help families fight evictions, create a housing stabilization program for people with complex medical issues, and to support a grocery store within one of its housing developments.

As a final note, the hospital has a best in class program to provide help navigating the health-system in a culturally competent manner, addressing the fact that one third of their patients are non-English speakers. BMC provides on-site medical interpreters for more than a dozen languages and outreach programs to guide the most vulnerable patients through doctor visits and treatment programs. Counselors come from the communities they serve and receive special training to address patients’ specific needs. As in the example of Scotiabank, the collection of efforts made by BMC to understand, serve and support its community evinces a culture of intentionality that in turn provides efficiently delivered health care and enables healthy, sustainable communities.

1 The social determinants of health are the economic and social conditions that influence individual and group differences in health status. https://www.who.int/social_determinants/sdh_definition/en/

INVESTING FOR GOOD®

Both Scotiabank and the Boston Medical Center operate as multi-faceted parts of a community system rather than as a singular, isolated entity. They worked to understand their communities and the challenges they face. They intentionally filled gaps in the market to address those challenges. In doing so, they recognized and addressed the complexity and importance of the creation of community wealth. Companies depend on communities for multiple resources required for their business, such as an educated work force, financially-sound consumers, or roads and infrastructure. Companies that act as anchor institutions, building and supporting community development, allow the company, its investors, its communities and society at large to prosper together.

The holdings discussed above can be found in the portfolio of the Domini Impact Equity Fund and Domini Impact Bond Fund, included herein. The composition of each portfolio is subject to change.

The Domini Funds are not bank deposits and are not insured. You may lose money. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost.

An investment in the Domini Impact Equity Fund is subject to market, market sector, impact investing, and foreign investing risks. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing security regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

An investment in the Domini Impact Bond Fund is subject to credit, interest rate, liquidity, impact investing and market risks.

This report is not authorized for distribution to prospective investors of the Domini Funds referenced herein unless preceded or accompanied by a current prospectus for the relevant Fund. Nothing contained herein is to be considered a recommendation concerning the merits of any noted company or security, or an offer of sale or a solicitation of an offer to buy shares of any Fund or issuer referenced in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information. Carefully consider the Funds’ investment objectives, risk factors and charges and expenses before investing. This and other information can be found in the Funds’ prospectus, which may be obtained by calling 1-800-762-6814 or at www.domini.com. DSIL Investment Services LLC, distributor, member FINRA. Domini Impact Investments LLC is each Fund’s investment manager. The Funds are subadvised by unaffiliated entities. 9/19

DOMINI IMPACT INTERNATIONAL EQUITY FUND

Performance Commentary (Unaudited)

The Fund invests primarily in mid- to large-cap equities across Europe, the Asia-Pacific region, and throughout the rest of the world. It is managed through a two-step process designed to capitalize on the strengths of Domini Impact Investments and Wellington Management Company, the Fund’s subadviser. Domini creates an approved list of companies based on its social, environmental and governance analysis, and Wellington seeks to add value and manage risk through a systematic and disciplined portfolio construction process.

Market Overview:

International equities, as measured by the MSCI EAFE Index (net)*, declined 2.60% over the trailing twelve-month period ended July 31, 2019. Throughout the period, global trade disputes, slowing global economic growth, and political uncertainties weighed on equity markets.

Intensifying trade war rhetoric between the U.S. and China contributed to growing market uncertainty during the summer of 2018. This disruption had an outsized impact on developing economies, particularly in China. Global equities experienced steep declines during the final months of 2018, as fears around slowing global growth led to a sharp correction and a large spike in volatility.

Nevertheless, stocks rebounded during the first quarter of 2019 and recovered a significant portion of their losses. Markets were buoyed by constructive dialogue on trade negotiations between the U.S. and China and a shift by many of the world’s major central banks toward loosening monetary policy. Still, sluggish economic indicators and growing geopolitical risks provided causes for concern. In April, the United Kingdom managed to avoid a hard no-deal Brexit after the European Union granted a flexible extension until October 31. After failing to secure a deal for the third time, Prime Minister Theresa May announced that she would resign as leader of Britain’s Conservative Party and was subsequently succeeded by the Boris Johnson, a key figure in the pro-Brexit movement.

An escalation in trade tensions between the U.S. and China temporarily disrupted the market’s recovery in May but eased by the end of the second quarter after the two countries agreed to resume negotiations at the Group of 20 (G20) summit. The U.S. announced that existing tariffs would remain in place but temporarily suspended tariffs on an additional $300 billion of Chinese goods.

Near the end of the period, monetary policy took center stage, as markets looked to the world’s central banks to help stimulate the slowing economy. In July, the U.S. Federal Reserve Bank lowered interest rates for the first time in 11 years. Meanwhile the European Central Bank gave strong hints that a new round of quantitative easing could begin in September, and the Bank of Japan committed to keeping rates lower for longer.

Portfolio Performance:

The Domini Impact International Equity Fund Investor shares declined 6.81% for the 12-month period ended July 31, 2019 versus MSCI EAFE Index (net) which declined 2.60%.

Security selection was the primary driver of underperformance relative to the MSCI EAFE Index. Weak selection within the consumer staples, industrials and information technology sectors hindered results. Within consumer staples, relative returns were most hurt by not owning Swiss food and beverage company Nestlé†, as well as overweight positions to British supermarkets Sainsbury’s and Morrisons. Strong security selection within the financials and real estate sectors partially offset these negative results.

From an allocation perspective, sector positioning relative to the MSCI EAFE Index slightly benefitted relative results during the period, driven by the Fund’s exclusion of the energy sector, which was the worst performing sector in the benchmark during the period.

From a regional perspective, poor security selection within the United Kingdom, Japan, and other developed markets in Europe detracted from relative results. An out-of-benchmark allocation to emerging markets also detracted from relative performance, driven primarily by exposure to Taiwan and South Korea. This negative impact was partially offset by positive selection within developed Asia-Pacific markets outside Japan.

From a market capitalization standpoint, the Fund’s weak security selection within mid-cap (between $2 billion and $10 billion) and large-cap (between $10 billion and $50 billion) stocks were the primary detractors from relative performance. The Fund’s underweight allocation to mega-cap stocks (greater than $50 billion) also detracted from relative results.

Over the period, the Fund benefitted overall from its exposure to the submanager’s quality (management behavior) theme and both its long-term and short-term momentum themes, most notably in Europe. Additional contributions to Fund performance resulted from an underweight position relative to the MSCI EAFE Index in European bank stocks (specifically not owning UBS†, HSBC and Danske Bank†) and an overweight position in European insurance stocks. Detractors from performance over the period included an underweight to Asian equities relative to the MSCI EAFE Index. Positive exposure to the submanager’s pure value themes in Japan and Europe was the largest detractor to performance.

At a security level, the Fund’s relative results were most hurt by not owning Nestlé†. Other top detractors included Japanese automotive manufacturer Nissan and Sainsbury’s. Top contributors to relative performance included Australian iron ore company Fortescue Metals Group, German athletic apparel manufacturer Adidas, and bottling company Coca-Cola European Partners.

* MSCI EAFE Index (net) returns reflect reinvested dividends net of withholding taxes but reflect no deduction for fees, expenses or other taxes.

† Not approved for investment by Domini as of July 31, 2019.

TEN LARGEST HOLDINGS (Unaudited)

SECURITY DESCRIPTION	% NET ASSETS	SECURITY DESCRIPTION	% NET ASSETS

Allianz SE	2.5%	Sanofi	2.0%

adidas AG	2.4%	Coca Cola European Partners PLC	2.0%

Novartis AG	2.2%	Ferguson PLC	1.9%

Kering SA	2.1%	Telefonica SA	1.8%

Nissan Motor Co Ltd	2.1%	Unilever PLC	1.8%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS) (Unaudited)

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Domini Impact Investments. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification nor shall any such party have any liability therefrom.

PORTFOLIO HOLDINGS BY COUNTRY (% OF NET ASSETS) (Unaudited)

The holdings mentioned above are described in the Fund’s Portfolio of Investments as of 7/31/2019 included herein. The composition of the Fund’s portfolio is subject to change.

*Other countries include Italy 0.9%, China 0.8%, Finland 0.8%, Austria 0.7%, Turkey 0.6%, United States 0.5%, Thailand 0.4%, Hungary 0.2%, India 0.2%, Israel 0.2%, Malaysia 0.2%, Norway 0.1%, and Ireland 0.0%.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)

		Investor shares	MSCI EAFE (NET)

As of 7/31/19	1 Year	-6.81%	-2.60%

	5 Year	2.64%	2.39%

	10 Year	6.41%	5.84%

Comparison of $10,000 Investment in the Domini Impact International Equity Fund Investor Shares (DOMIX) and MSCI EAFE (NET) (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applies on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated December 1, 2018, the Fund’s annual operating expenses totaled: 1.41% (gross/net).

The table and the graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. You may lose money. The Fund is subject to market, market sector, style and foreign investing risks. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing security regulations and accounting standards limited public information possible changes in taxation, and periods of illiquidity.

The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) index (net) is an unmanaged index of common stocks. MSCI EAFE (net) includes the reinvestment of dividends net of withholding tax, but does not reflect other fees, expenses or taxes. It is not available for direct investment.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)

		Class A shares (with 4.75% maximum Sales Charge)	Class A shares (without Sales Charge)	MSCI EAFE (NET)

As of 7/31/19	1 Year	-11.26%	-6.83%	-2.60%

	5 Year	1.61%	2.61%	2.39%

	10 Year	5.90%	6.41%	5.84%

Comparison of $10,000 Investment in the Domini Impact International Equity Fund Class A Shares (DOMAX) and MSCI EAFE (NET) (with 4.75% maximum sales charge) (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-762-6814 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applies on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated December 1, 2018, the Fund’s annual operating expenses totaled: 1.47%/1.43% (gross/net). The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Class A share expenses to 1.43% through November 30, 2019, absent an earlier modification approved by the Funds’ Board of Trustees.

The table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. You may lose money. The Fund is subject to market, market sector, style and foreign investing risks. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing security regulations and accounting standards limited public information possible changes in taxation, and periods of illiquidity.

The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) index (net) is an unmanaged index of common stocks. MSCI EAFE (net) includes the reinvestment of dividends net of withholding tax, but does not reflect other fees, expenses or taxes. It is not available for direct investment.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)

		Institutional shares	MSCI EAFE (NET)

As of 7/31/19	1 Year	-6.49%	-2.60%

	5 Year	3.04%	2.39%

	10 Year*	6.41%	5.84%

Comparison of $500,000 Investment in the Domini Impact International Equity Fund Institutional Shares (DOMOX) and MSCI EAFE (NET)* (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-762-6814 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applies on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated December 1, 2018, the Fund’s annual operating expenses totaled: 1.02% (gross/net).

The table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. You may lose money. The Fund is subject to market, market sector, style and foreign investing risks. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing security regulations and accounting standards limited public information possible changes in taxation, and periods of illiquidity.

The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) index (net) is an unmanaged index of common stocks. MSCI EAFE (net) includes the reinvestment of dividends net of withholding tax, but does not reflect other fees, expenses or taxes. It is not available for direct investment.

*Institutional shares were not offered prior to November 30, 2012. All performance information for time periods beginning prior to November 28, 2012 is the performance of the Investor shares. Unless otherwise noted, this performance has not been adjusted to reflect the lower expenses of the Institutional shares.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)

		Class Y shares	MSCI EAFE (NET)

As of 7/31/19	1 Year	-6.50%	-2.60%

	5 Year*	2.64%	2.39%

	10 Year*	6.41%	5.84%

Comparison of $10,000 Investment in the Domini Impact International Equity Fund Class Y Shares (DOMYX) and MSCI EAFE (NET)* (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-762-6814 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applies on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated December 1, 2018, the Fund’s annual operating expenses totaled: 1.13% (gross/net). The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Class Y share expenses to 1.15%, through November 30, 2019, absent an earlier modification approved by the Funds’ Board of Trustees.

The table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. You may lose money. The Fund is subject to market, market sector, style and foreign investing risks. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing security regulations and accounting standards limited public information possible changes in taxation, and periods of illiquidity.

The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) index (net) is an unmanaged index of common stocks. MSCI EAFE (net) includes the reinvestment of dividends net of withholding tax, but does not reflect other fees, expenses or taxes. It is not available for direct investment.

*Y Shares did not commence operations until July 23, 2018. All performance information for time periods beginning prior to July 23, 2018 is the performance of the Investor Shares. Unless otherwise noted, this performance has not been adjusted to reflect the lower expenses of the Institutional shares.

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS

July 31, 2019

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Common Stock – 98.6%
Australia – 4.6%
Dexus	Real Estate	1,304,145	$11,756,326
Fortescue Metals Group Ltd	Materials	3,209,959	18,215,455
Goodman Group	Real Estate	606,459	6,181,874
Harvey Norman Holdings Ltd	Retailing	1,254,240	3,785,757
Mirvac Group	Real Estate	7,232,452	16,017,358

			55,956,770

Austria – 0.7%
Raiffeisen Bank International AG	Banks	188,678	4,450,380
Verbund AG	Utilities	64,694	3,631,207

			8,081,587

Belgium – 1.9%
Ageas	Insurance	186,584	10,074,938
Colruyt SA	Food & Staples Retailing	134,210	7,033,599
UCB SA	Pharma, Biotech & Life Sciences	74,101	5,811,536

			22,920,073

Brazil – 1.4%
Banco do Brasil SA	Banks	413,813	5,413,246
Cia Brasileira de Distribuicao	Food & Staples Retailing	86,100	2,140,716
Cia de Transmissao de Energia Eletrica Paulista	Utilities	394,100	2,534,743
Cyrela Brazil Realty SA Empreendimentos e Participacoes	Consumer Durables & Apparel	388,777	2,521,172
IRB Brasil Resseguros S/A	Insurance	170,671	4,309,186

			16,919,063

China – 0.8%
Li Ning Co Ltd	Consumer Durables & Apparel	1,041,093	2,566,797
Ping An Insurance Group Co of China Ltd Cl H	Insurance	481,590	5,676,109
Tingyi Cayman Islands Holding Corp	Food & Beverage	1,140,917	1,702,776

			9,945,682

Denmark – 1.3%
DSV A/S	Transportation	53,720	5,157,171
GN Store Nord A/S	Health Care Equipment & Services	83,416	3,979,964
Novo Nordisk A/S Cl B	Pharma, Biotech & Life Sciences	28,377	1,370,599
Vestas Wind Systems A/S	Capital Goods	60,586	5,000,802

			15,508,536

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2019

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Finland – 0.8%
Metso Oyj	Capital Goods	128,782	$4,977,093
Valmet Oyj	Capital Goods	227,077	4,434,768

			9,411,861

France – 12.0%
Alstom SA	Capital Goods	128,431	5,563,339
AXA SA	Insurance	321,342	8,140,831
BNP Paribas SA	Banks	129,351	6,088,624
Capgemini SE	Software & Services	88,695	11,326,197
Carrefour SA	Food & Staples Retailing	375	7,267
CNP Assurances	Insurance	202,651	4,212,640
Credit Agricole SA	Banks	458,322	5,487,388
Edenred	Commercial & Professional Services	183,571	9,265,134
Eiffage SA	Capital Goods	136,709	13,586,627
Eutelsat Communications SA	Media & Entertainment	101,119	1,944,231
Kering SA	Consumer Durables & Apparel	49,391	25,658,479
Peugeot SA	Automobiles & Components	734,906	17,446,253
Publicis Groupe SA	Media & Entertainment	125,284	6,217,978
Sanofi	Pharma, Biotech & Life Sciences	293,489	24,598,362
Schneider Electric SE	Capital Goods	74,929	6,501,950

			146,045,300

Germany – 7.2%
adidas AG	Consumer Durables & Apparel	91,820	29,436,176
Allianz SE	Insurance	129,804	30,289,783
HeidelbergCement AG	Materials	181,913	13,213,234
Merck KGaA	Pharma, Biotech & Life Sciences	152,184	15,611,558

			88,550,751

Hong Kong – 2.1%
AIA Group Ltd	Insurance	343,928	3,527,005
CK Asset Holdings Ltd	Real Estate	351,814	2,645,421
Hongkong Land Holdings Ltd	Real Estate	697,620	4,254,431
Kerry Properties Ltd	Real Estate	533,679	2,004,032
Swire Pacific Ltd Cl A	Real Estate	424,317	4,836,552
Swire Properties Ltd	Real Estate	905,378	3,269,331
Wharf Holdings Ltd/The	Real Estate	1,372,526	3,337,378
Wheelock & Co Ltd	Real Estate	297,708	1,873,484

			25,747,634

Hungary – 0.2%
OTP Bank Nyrt	Banks	71,196	2,986,012

			2,986,012

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2019

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
India – 0.2%
Dr Reddy’s Laboratories Ltd	Pharma, Biotech & Life Sciences	81,629	$3,030,888

			3,030,888

Ireland – 0.0%
Irish Bank Resolution Corp Ltd/Old (a) (c)	Banks	138,674	0

			0

Israel – 0.2%
Check Point Software Technologies Ltd (a)	Software & Services	20,093	2,249,411

			2,249,411

Italy – 0.9%
Buzzi Unicem SpA	aterials	338,751	6,924,205
CNH Industrial NV	Capital Goods	442,496	4,506,394

			11,430,599

Japan – 21.7%
Alfresa Holdings Corp	Health Care Equipment & Services	66,994	1,618,421
Brother Industries Ltd	Technology Hardware & Equipment	247,656	4,393,545
Central Japan Railway Co	Transportation	99,282	19,996,450
Dai Nippon Printing Co Ltd	Commercial & Professional Services	383,241	8,054,224
Fancl Corp	Household & Personal Products	304,386	7,664,735
FUJIFILM Holdings Corp	Technology Hardware & Equipment	225,704	10,719,195
GungHo Online Entertainment Inc	Media & Entertainment	125,931	3,329,268
Hachijuni Bank Ltd/The	Banks	1,028,321	3,882,733
Hoya Corp	Health Care Equipment & Services	66,769	5,130,112
K’s Holdings Corp	Retailing	540,872	4,941,477
Kose Corp	Household & Personal Products	73,323	12,523,577
KYORIN Holdings Inc	Pharma, Biotech & Life Sciences	69,497	1,171,316
Matsumotokiyoshi Holdings Co Ltd	Food & Staples Retailing	95,279	3,177,822
Medipal Holdings Corp	Health Care Equipment & Services	299,857	6,382,082
Mitsubishi Estate Co Ltd	Real Estate	213,505	3,937,756
Mitsubishi Gas Chemical Co Inc	Materials	532,252	7,096,953
Mitsui Fudosan Co Ltd	Real Estate	535,964	12,122,908
Mixi Inc	Media & Entertainment	99,201	1,878,005
MS&AD Insurance Group Holdings Inc	Insurance	351,341	11,539,263
Nikon Corp	Consumer Durables & Apparel	669,604	9,058,693
Nintendo Co Ltd	Media & Entertainment	39,377	14,515,197

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2019

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Japan (Continued)
Nippon Electric Glass Co Ltd	Technology Hardware & Equipment	163,629	$3,666,537
Nippon Telegraph & Telephone Corp	Telecommunication Services	76,436	3,456,469
Nissan Motor Co Ltd	Automobiles & Components	3,845,805	25,046,935
Nomura Real Estate Holdings Inc	Real Estate	63,243	1,283,205
NTN Corp	Capital Goods	5,300	14,737
Obic Co Ltd	Software & Services	34,124	3,643,124
ORIX Corp	Diversified Financials	1,334,040	19,077,026
Seino Holdings Co Ltd	Transportation	416,167	5,193,891
Shionogi & Co Ltd	Pharma, Biotech & Life Sciences	283,657	15,735,771
Sumitomo Dainippon Pharma Co Ltd	Pharma, Biotech & Life Sciences	337,864	6,217,034
Suzuken Co Ltd/Aichi Japan	Health Care Equipment & Services	75,672	4,178,316
Taiyo Yuden Co Ltd	Technology Hardware & Equipment	163,896	3,248,292
TIS Inc	Software & Services	112,540	5,853,050
Toppan Printing Co Ltd	Commercial & Professional Services	541,358	8,816,586
Toyo Seikan Group Holdings Ltd	Materials	348,727	6,099,606

			264,664,311

Malaysia – 0.2%
RHB Bank Bhd	Banks	1,763,548	2,350,543

			2,350,543

Netherlands – 6.3%
Aegon NV	Insurance	944,885	4,683,239
Coca-Cola European Partners PLC	Food & Beverage	435,560	24,077,757
Koninklijke Ahold Delhaize NV	Food & Staples Retailing	522,419	11,934,251
Koninklijke Philips NV	Health Care Equipment & Services	63,823	3,011,286
NN Group NV	Insurance	335,786	12,688,764
NXP Semiconductors NV	Semiconductors,Semiconductor Eqpmt	77,046	7,965,786
Wolters Kluwer NV	Commercial & Professional Services	170,776	12,450,312

			76,811,395

Norway – 0.1%
Orkla ASA	Food & Beverage	158,044	1,355,666

			1,355,666

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2019

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Singapore – 3.0%
Ascendas Real Estate Investment Trust	Real Estate	1,948,053	$4,342,580
CapitaLand Commercial Trust	Real Estate	1,065,755	1,598,333
CapitaLand Ltd	Real Estate	813,430	2,139,678
ComfortDelGro Corp Ltd	Transportation	3,132,723	6,164,992
United Overseas Bank Ltd	Banks	423,479	8,101,158
Yangzijiang Shipbuilding Holdings Ltd	Capital Goods	13,456,058	13,931,658

			36,278,399

South Korea – 1.5%
BNK Financial Group Inc	Banks	445,386	2,627,252
Industrial Bank of Korea	Banks	436,178	4,831,350
LG Electronics Inc	Consumer Durables & Apparel	27,377	1,499,142
LG Uplus Corp	Telecommunication Services	460,791	5,046,086
Woori Financial Group Inc	Banks	412,218	4,553,829

			18,557,659

Spain – 3.8%
Acciona SA	Utilities	38,496	4,122,711
Aena SME SA	Transportation	28,494	5,195,315
Banco Bilbao Vizcaya Argentaria SA	Banks	2,825,511	14,469,847
Banco Santander SA	Banks	2,078	8,921
Telefonica SA	Telecommunication Services	2,911,270	22,322,710

			46,119,504

Sweden – 3.9%
Essity AB Cl B	Household & Personal Products	207,065	6,194,131
Getinge AB Cl B	Health Care Equipment & Services	254,836	3,765,666
ICA Gruppen AB	Food & Staples Retailing	48,790	2,182,877
Industrivarden AB Cl C	Diversified Financials	284,690	6,228,751
Sandvik AB	Capital Goods	861,163	13,308,870
Telefonaktiebolaget LM Ericsson Cl B	Technology Hardware & Equipment	1,778,589	15,671,824

			47,352,119

Switzerland – 7.8%
Adecco Group AG	Commercial & Professional Services	142,280	7,798,340
Geberit AG	Capital Goods	9,471	4,392,305
Novartis AG	Pharma, Biotech & Life Sciences	292,554	26,950,152
Sonova Holding AG	Health Care Equipment & Services	54,979	12,700,881
Swiss Life Holding AG	Insurance	33,956	16,484,279
Swiss Re AG	Insurance	152,132	14,799,684
Swisscom AG	Telecommunication Services	25,039	12,190,721

			95,316,362

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2019

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Taiwan – 2.0%
Asia Cement Corp	Materials	1,892,232	$2,530,841
AU Optronics Corp	Technology Hardware & Equipment	13,639,926	3,601,192
Feng TAY Enterprise Co Ltd	Consumer Durables & Apparel	205,675	1,367,751
Lite-On Technology Corp	Technology Hardware & Equipment	3,811,152	5,395,023
Novatek Microelectronics Corp	Semiconductors,Semiconductor Eqpmt	1,050,862	5,549,669
Realtek Semiconductor Corp	Semiconductors,Semiconductor Eqpmt	232,089	1,541,378
United Microelectronics Corp	Semiconductors,Semiconductor Eqpmt	9,056,259	4,020,947

			24,006,801

Thailand – 0.4%
CP ALL PCL	Food & Staples Retailing	1,814,368	5,037,941

			5,037,941

Turkey – 0.6%
Turkiye Garanti Bankasi AS (a)	Banks	2,424,803	4,279,585
Turkiye Is Bankasi AS Cl C (a)	Banks	3,138,113	3,506,082

			7,785,667

United Kingdom – 12.5%
3i Group PLC	Diversified Financials	1,126,535	15,284,318
Antofagasta PLC	Materials	142,082	1,614,094
Auto Trader Group PLC	Media & Entertainment	1,918,226	12,678,817
Barratt Developments PLC	Consumer Durables & Apparel	898,508	7,063,022
Berkeley Group Holdings PLC	Consumer Durables & Apparel	260,024	12,313,641
Burberry Group PLC	Consumer Durables & Apparel	214,070	5,943,251
Ferguson PLC	Capital Goods	309,775	23,209,488
Halma PLC	Technology Hardware & Equipment	47,622	1,157,943
Hikma Pharmaceuticals PLC	Pharma, Biotech & Life Sciences	346,115	7,774,622
Micro Focus International PLC	Software & Services	596,038	12,641,209
Next PLC	Retailing	106,533	7,895,694
Rentokil Initial PLC	Commercial & Professional Services	603,233	3,209,009
Royal Mail PLC	Transportation	2,140,619	5,496,408
Sage Group PLC/The	Software & Services	370,567	3,253,680
Spirax-Sarco Engineering PLC	Capital Goods	21,548	2,365,799

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2019

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
United Kingdom (Continued)
Standard Chartered PLC	Banks	420,974	$3,488,279
Travis Perkins PLC	Capital Goods	357,850	5,964,938
Unilever PLC	Household & Personal Products	357,294	21,643,181

			152,997,393

United States – 0.5%
Jazz Pharmaceuticals PLC (a)	Pharma, Biotech & Life Sciences	45,301	6,314,053

			6,314,053

Total Investments – 98.6% (Cost $1,147,086,326) (b)			1,203,731,980

Other Assets, less liabilities – 1.4%			17,165,289

Net Assets – 100.0%			$1,220,897,269

(a) Non-income producing security.

(b) The aggregate cost for federal income tax purposes is $1,169,778,833. The aggregate gross unrealized appreciation is $95,905,599 and the aggregate gross unrealized depreciation is $61,952,452, resulting in net unrealized appreciation of $33,953,147.

(c) Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

As of the date of this report, certain foreign securities were fair valued by an independent pricing service under the direction of the Board of Trustees or its delegates in accordance with the Trust’s Valuation and Pricing Policies and Procedures.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND

Performance Commentary (Unaudited)

The Fund invests in a diversified portfolio of primarily mid- to large-cap U.S. equities. Domini selects securities combining two unique strategies: “U.S. Core” and “Thematic Solutions.” U.S. Core seeks to provide core stock market exposure through a diversified selection of companies that Domini has determined have strong social and environmental profiles. Thematic Solutions seeks to provide opportunistic exposure to companies that provide sustainability solutions in thematic-focused areas, as determined by Domini’s social, environmental and financial research and analysis. SSGA Funds Management, Inc. purchases and sells securities to implement Domini’s investment selections and manage the amount of assets to be held in short-term investments.

Prior to December 1, 2018, the Fund was subadvised by Wellington Management Company and managed through a two-step process. Domini created an approved list of companies based on its social and environmental analysis, and Wellington sought to add value and manage risk through a systematic portfolio construction process.

Market Overview:

Despite heightened market volatility, U.S. equities remained generally upbeat throughout most of the twelve-month period ended July 31, 2019, and the S&P 500 Index ended the period with a 7.99% gain. Although the global outlook grew more uncertain amid prevailing trade tensions and signs of slowing growth, domestic equities were supported by resilient U.S. economic data, generally strong corporate earnings, and a reversal in monetary policy by the Federal Reserve Bank (Fed).

The market’s bullish sentiment had greatly faded by the time 2018 drew to a close. After rising by double-digit levels through the end of September, the S&P 500 saw its 2018 gains wiped out during the final three months of the year, falling about 20% from peak to trough. Growing fears over a prolonged trade war with China and the looming threat of Brexit combined with rising interest rates and lackluster third-quarter earnings to create a perfect storm that triggered a sharp selloff in October. False hopes of a trade truce between the U.S. and China and the Fed’s softening tone on further interest-rate increases briefly helped to steady the market in November before the selloff resumed in earnest in December, as the U.S. government entered its longest shutdown in history.

Nevertheless, the new year brought with it a renewed sense of optimism, and stocks rebounded as generally strong economic data and corporate earnings suggested that the U.S. economy remained on firm footing. As of July 31, the S&P 500 had gained over 20% year-to-date, more than recovering 2018 losses.

Fueled by last year’s tax cuts, corporations continued to repurchase stock in record quantities, and their forward guidance for 2019 was encouraging relative to the market’s subdued expectations coming into the year.

Throughout the period, the labor market remained a particularly bright spot in the economic landscape, with wages rising and unemployment dropping to a 50-year low of 3.6% in April. Signs of weakness emerged by the end of the period, however. The housing market faced significant headwinds, and expansion in both the manufacturing and services sectors slowed. Political tensions at home and abroad continued to weigh on business and consumer confidence, and the U.S. and China failed to make meaningful progress on trade negotiations before the end of the period.

Amidst low inflation, ongoing trade uncertainty, and slowing global growth, the Fed officially reversed policy course in July, cutting benchmark rates for the first time since 2008. While the rate reduction should provide some near-term support for equity markets, many investors felt the 25-basis-point reduction did not go far enough and continue to seek assurances of more accommodative policy to help sustain the economy amid the growing apprehension.

Portfolio Performance — Full Fiscal Year 2019:

The Domini Impact Equity Fund Investor shares returned 6.31% for the twelve-month period ended July 31, 2019, underperforming relative to the S&P 500 Index, which returned 7.99%. The strategy of this Fund was changed as of December 1, 2018 (see further performance commentary below).

Security selection was the primary driver of underperformance relative to the benchmark, with especially weak selection in the consumer discretionary and industrials sectors. Sector allocation, on the other hand, contributed positively to relative results for the period. This was driven primarily by the Fund’s exclusion of the energy sector, which was the worst performing sector for the benchmark over the period, and its overweight to information technology, which conversely was the best performing sector for the benchmark over the period.

From a market capitalization standpoint, the Fund’s overweight to small- and mid-cap stocks detracted from relative results for the period, as these stocks generally underperformed their large-cap peers for the period.

At a company level, the top contributors to relative results for the period were pharmacy retailer Walgreens Boots Alliance, out-of-benchmark OLED manufacturer Universal Display Corporation, pharmaceutical company Merck, computer software company Microsoft, and graphics processing unit developer Nvidia.

The top detractors from relative results were consulting firm Robert Half, luxury clothing company Ralph Lauren, electronic trading platform E-Trade, business IT services provider DXC Technology, and educational technology company 2U.

Portfolio Performance — Since December 1, 2018:

Since the inception of its new investment strategy on December 1, 2018, the Fund’s Investor shares returned 10.10% as of July 31, 2019, outperforming relative to the S&P 500 Index, which returned 9.38% for the eight-month period.

Sector allocation was the primary driver of outperformance, primarily attributed to the Fund’s overweight to information technology and underweight to energy, which were the benchmark’s best and worst performing sectors for the period, respectively. Security selection contributed positively to relative results, with strong selection in health care offsetting weaker selection in consumer discretionary.

From a market capitalization standpoint, the Fund’s overweight to small- and mid-cap stocks detracted from relative results for the period, as these stocks generally underperformed their large-cap peers for the period.

At a company level, the top contributors to relative results for the period were pharmacy retailer out-of-benchmark OLED manufacturer Universal Display Corporation, computer software company Microsoft, consumer electronics company Apple, out-of-benchmark Australian software company Atlassian, and out-of-benchmark Swiss pharmaceutical company Novartis.

The top detractor from relative results was social media company Facebook, which was not approved for investment by Domini as of July 31, 2019. Not holding the benchmark company hurt relative results. Other top detractors were out-of-benchmark educational technology company 2U; electronic trading platform E-Trade, out-of-benchmark electric vehicle manufacturer Tesla, and insurance services provider Prudential Financial.

TEN LARGEST HOLDING (Unaudited)

SECURITY DESCRIPTION	% NET ASSETS	SECURITY DESCRIPTION	% NET ASSETS

Microsoft Corp	5.9%	Procter & Gamble Co/The	1.7%

Apple Inc	5.0%	Bank of America Corp	1.5%

Amazon.com Inc	4.4%	Walt Disney Co/The	1.5%

Alphabet Inc Cl A	4.2%	AT&T Inc	1.4%

Visa Inc Cl A	1.8%	Mastercard Inc Cl A	1.4%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS) (Unaudited)

The holdings mentioned above are described in the Domini Impact Equity Fund’s Portfolio of Investments as of 7/31/19, included herein. The composition of the Fund’s portfolio is subject to change.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Domini Impact Investments. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification nor shall any such party have any liability therefrom.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)

		Investor shares	S&P 500

As of 7/31/19	1 Year	6.31%	7.99%

	5 Year	6.55%	11.34%

	10 Year	11.24%	14.03%

Comparison of $10,000 Investment in the Domini Impact Equity Fund Investor Shares (DSEFX) and S&P 500 (Unaudited)

NOTE: The Fund’s current investment strategy commenced on December 1, 2018 with SSGA Funds Management, Inc. as its subadviser. Performance information for periods prior to December 1, 2018 reflects the investment strategies employed during those periods.

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applies on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated December 1, 2018, the Fund’s annual operating expenses totaled 1.06% (gross/net). The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary expenses in order to limit Investor share expenses to 1.09% through November 30, 2019, absent an earlier modification approved by the Funds’ Board of Trustees.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. You may lose money. The Fund is subject to market, market sector, impact investing and foreign investing risks. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing security regulations and accounting standards limited public information possible changes in taxation, and periods of illiquidity.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)

		Class A shares (with 4.75% maximum Sales Charge)	Class A shares (without Sales Charge)	S&P 500

As of 7/31/19	1 Year	1.23%	6.28%	7.99%

	5 Year	5.49%	6.52%	11.34%

	10 Year	10.70%	11.24%	14.03%

Comparison of $10,000 Investment in the Domini Impact Equity Fund Class A Shares (DSEPX) and S&P 500 (with 4.75% maximum sales charge) (Unaudited)

NOTE: The Fund’s current investment strategy commenced on December 1, 2018 with SSGA Funds Management, Inc. as its subadviser. Performance information for periods prior to December 1, 2018 reflects the investment strategies employed during those periods.

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-762-6814 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applies on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated December 1, 2018, the Fund’s annual operating expenses totaled 1.34% (gross)/1.09% (net). The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Class A share expenses to 1.09% through November 30, 2019, absent an earlier modification approved by the Funds’ Board of Trustees.

The table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. You may lose money. The Fund is subject to market, market sector, impact investing and foreign investing risks. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing security regulations and accounting standards limited public information possible changes in taxation, and periods of illiquidity.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)

		Institutional shares	S&P 500

As of 7/31/19	1 Year	6.69%	7.99%

	5 Year	6.92%	11.34%

	10 Year	11.68%	14.03%

Comparison of $500,000 Investment in the Domini Impact Equity Fund Institutional (DIEQX) Shares and S&P 500 (Unaudited)

NOTE: The Fund’s current investment strategy commenced on December 1, 2018 with SSGA Funds Management, Inc. as its subadviser. Performance information for periods prior to December 1, 2018 reflects the investment strategies employed during those periods.

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-762-6814 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applies on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated December 1, 2018, the Fund’s annual operating expenses totaled 0.72% (gross/net). The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Institutional share expenses to 0.74% through November 30, 2019, absent an earlier modification approved by the Funds’ Board of Trustees.

The table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. You may lose money. The Fund is subject to market, market sector, impact investing and foreign investing risks. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing security regulations and accounting standards limited public information possible changes in taxation, and periods of illiquidity.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)

		Class R shares	S&P 500

As of 7/31/19	1 Year	6.62%	7.99%

	5 Year	6.86%	11.34%

	10 Year	11.59%	14.03%

Comparison of $10,000 Investment in the Domini Impact Equity Fund Class R Shares (DSFRX) and S&P 500 (Unaudited)

NOTE: The Fund’s current investment strategy commenced on December 1, 2018 with SSGA Funds Management, Inc. as its subadviser. Performance information for periods prior to December 1, 2018 reflects the investment strategies employed during those periods.

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-762-6814 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applies on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated December 1, 2018, the Fund’s annual operating expenses totaled 0.80% (gross/net). The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Class R share expenses to 0.80% through November 30, 2019, absent an earlier modification approved by the Funds’ Board of Trustees.

The table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. You may lose money. The Fund is subject to market, market sector, impact investing and foreign investing risks. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing security regulations and accounting standards limited public information possible changes in taxation, and periods of illiquidity.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS

July 31, 2019

SECURITY	SHARES	VALUE
Common Stocks – 100.5%
Communication Services – 9.8%
AT&T Inc	317,485	$10,810,364
Alphabet Inc Cl A (a)	26,650	32,465,030
CenturyLink Inc	45,400	548,886
Charter Communications Inc Cl A (a)	7,158	2,758,550
Comcast Corp Cl A	199,908	8,630,028
Electronic Arts Inc (a)	12,818	1,185,665
Netflix Inc (a)	18,945	6,119,046
New York Times Co/The Cl A	6,000	214,080
Omnicom Group Inc	9,500	762,090
Take-Two Interactive Software Inc (a)	4,681	573,516
TELUS Corp	27,697	994,599
Verizon Communications Inc	183,096	10,119,716

		75,181,570

Consumer Discretionary – 11.8%
Advance Auto Parts Inc	2,957	445,442
Amazon.com Inc (a)	18,289	34,141,539
Best Buy Co Inc	10,049	769,050
Booking Holdings Inc (a)	1,931	3,643,044
CarMax Inc (a)	7,200	631,872
Chipotle Mexican Grill Inc (a)	1,223	972,933
Cie Generale des Etablissements Michelin SCA ADR	38,750	854,050
eBay Inc	36,800	1,515,792
Expedia Group Inc	5,181	687,726
Fast Retailing Co Ltd ADR	24,353	1,465,564
Gap Inc/The	12,345	240,728
Garmin Ltd	6,446	506,591
Genuine Parts Co	6,674	648,179
Home Depot Inc/The	48,951	10,460,339
Kohl’s Corp	6,912	372,280
Lennar Corp Cl A	12,000	570,840
Lowe’s Cos Inc	35,541	3,603,857
Marriott International Inc/MD Cl A	12,468	1,733,800
NIKE Inc Cl B	55,549	4,778,880
NVR Inc (a)	140	468,180
O’Reilly Automotive Inc (a)	3,419	1,301,818
Sony Corp ADR	55,855	3,175,915
Starbucks Corp	52,367	4,958,631
Target Corp	22,351	1,931,126
Tesla Inc (a)	10,747	2,596,583
Tiffany & Co	5,100	478,992
Toyota Motor Corp ADR	51,248	6,613,554
Ulta Beauty Inc (a)	2,598	907,352

		90,474,657

Consumer Staples – 6.4%
Beyond Meat Inc	2,474	486,166
Campbell Soup Co	7,991	330,348

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2019

SECURITY	SHARES	VALUE
Consumer Staples (Continued)
Church & Dwight Co Inc	11,412	$860,921
Clorox Co/The	5,500	894,300
Colgate-Palmolive Co	38,225	2,742,262
Costco Wholesale Corp	19,177	5,285,757
Estee Lauder Cos Inc/The Cl A	9,677	1,782,407
General Mills Inc	26,199	1,391,429
JM Smucker Co/The	4,746	527,708
Kimberly-Clark Corp	15,318	2,077,887
Kraft Heinz Co/The	26,723	855,403
Kroger Co/The	37,211	787,385
Lamb Weston Holdings Inc	6,400	429,568
Mondelez International Inc Cl A	63,347	3,388,431
PepsiCo Inc	62,131	7,940,963
Procter & Gamble Co/The	109,725	12,951,939
Sysco Corp	21,903	1,501,889
Unilever PLC ADR	49,285	2,963,014
Walgreens Boots Alliance Inc	34,148	1,860,725

		49,058,502

Energy – 0.1%
Legrand SA ADR	56,600	791,268

		791,268

Financials – 11.9%
Aflac Inc	33,015	1,737,910
Amalgamated Bank Cl A	48,380	830,201
American Express Co	28,148	3,500,767
BB&T Corp	33,958	1,749,856
Bank of America Corp	381,854	11,715,280
Bank of Montreal	28,531	2,134,404
Bank of Nova Scotia/The	54,666	2,918,071
BlackRock Inc	4,800	2,244,864
CME Group Inc	15,812	3,074,169
Capital One Financial Corp	20,818	1,924,000
Chubb Ltd	17,589	2,688,303
Cincinnati Financial Corp	6,911	741,758
Citigroup Inc	102,308	7,280,237
Comerica Inc	6,654	487,073
DNB ASA ADR	47,348	841,847
Discover Financial Services	14,000	1,256,360
E*TRADE Financial Corp	10,414	508,099
East West Bancorp Inc	6,000	288,060
Everest Re Group Ltd	1,700	419,288
Federal Agricultural Mortgage Corp Cl C	23,560	1,820,481
Fifth Third Bancorp	32,656	969,557
Franklin Resources Inc	12,700	414,401
Hartford Financial Services Group Inc/The	15,793	910,151
Huntington Bancshares Inc/OH	43,800	624,150
Intercontinental Exchange Inc	24,695	2,169,703

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2019

SECURITY	SHARES	VALUE
Financials (Continued)
Invesco Ltd	21,003	$403,048
KeyCorp	42,900	788,073
MSCI Inc	3,605	819,200
Marsh & McLennan Cos Inc	22,830	2,255,604
Moody’s Corp	7,114	1,524,815
Morgan Stanley	56,934	2,536,979
Nasdaq Inc	4,900	472,213
Northern Trust Corp	8,900	872,200
PNC Financial Services Group Inc/The	18,449	2,636,362
Principal Financial Group Inc	11,800	684,872
Progressive Corp/The	25,958	2,102,079
Prudential Financial Inc	17,761	1,799,367
Raymond James Financial Inc	5,400	435,618
Regions Financial Corp	43,728	696,587
Reinsurance Group of America Inc	2,600	405,392
S&P Global Inc	10,998	2,693,960
SEI Investments Co	5,900	351,581
Swiss Re AG ADR	51,193	1,235,799
T Rowe Price Group Inc	10,111	1,146,486
TD Ameritrade Holding Corp	11,900	608,090
Toronto-Dominion Bank/The	81,717	4,775,540
Travelers Cos Inc/The	11,116	1,629,828
US Bancorp	65,231	3,727,952
Voya Financial Inc	6,100	342,637
Westpac Banking Corp ADR	151,875	2,981,306
Zions Bancorp NA	8,799	396,571

		91,571,149

Health Care – 15.4%
ABIOMED Inc (a)	1,800	501,408
AbbVie Inc	66,070	4,401,583
Agilent Technologies Inc	13,600	943,976
Alcon Inc (a)	21,862	1,284,393
Alexion Pharmaceuticals Inc (a)	9,381	1,062,773
Align Technology Inc (a)	3,200	669,056
Amgen Inc	27,219	5,078,521
Becton Dickinson and Co	12,026	3,040,173
Bio-Rad Laboratories Inc Cl A (a)	900	283,410
Bio-Techne Corp	1,600	336,240
BioMarin Pharmaceutical Inc (a)	7,700	610,764
BioTelemetry Inc (a)	45,284	2,126,084
Biogen Inc (a)	8,481	2,016,951
Bristol-Myers Squibb Co	73,091	3,245,971
Bruker Corp	4,600	220,110
Celgene Corp (a)	31,510	2,894,509
Cerner Corp	13,723	983,253
Cooper Cos Inc/The	2,100	708,540
DENTSPLY SIRONA Inc	11,016	599,821
Danaher Corp	28,415	3,992,308

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2019

SECURITY	SHARES	VALUE
Health Care (Continued)
DexCom Inc (a)	22,495	$3,528,791
Edwards Lifesciences Corp (a)	9,048	1,925,867
Gilead Sciences Inc	56,541	3,704,566
GlaxoSmithKline PLC ADR	111,503	4,602,844
Haemonetics Corp (a)	2,051	250,386
Henry Schein Inc	6,300	419,202
Hill-Rom Holdings Inc	2,800	298,592
Hologic Inc (a)	60,881	3,120,151
IDEXX Laboratories Inc (a)	3,619	1,020,739
Illumina Inc (a)	6,549	1,960,640
Incyte Corp (a)	7,600	645,392
Ionis Pharmaceuticals Inc (a)	5,300	349,058
Koninklijke Philips NV	40,721	1,905,336
Merck & Co Inc	114,539	9,505,592
Mettler-Toledo International Inc (a)	1,090	824,858
Nektar Therapeutics (a)	7,100	202,066
Novartis AG ADR	105,184	9,632,751
Novo Nordisk A/S ADR	75,888	3,636,553
OraSure Technologies Inc (a)	183,345	1,530,931
PerkinElmer Inc	4,800	413,376
Perrigo Co PLC	5,200	280,852
Pfizer Inc	246,097	9,558,407
Quest Diagnostics Inc	6,315	644,635
Regeneron Pharmaceuticals Inc (a)	3,742	1,140,412
ResMed Inc	6,146	790,990
STERIS PLC	3,500	521,010
Sanofi ADR	94,442	3,938,231
Seattle Genetics Inc (a)	30,454	2,305,672
Stryker Corp	13,738	2,881,958
Teladoc Health Inc (a)	46,667	3,184,556
Thermo Fisher Scientific Inc	17,654	4,902,163
Varian Medical Systems Inc (a)	3,900	457,743
Veeva Systems Inc Cl A (a)	5,506	913,445
Vertex Pharmaceuticals Inc (a)	11,436	1,905,466
Waters Corp (a)	2,963	623,889

		118,526,964

Industrials – 7.8%
3M Co	25,684	4,487,508
AO Smith Corp	5,800	263,610
Acuity Brands Inc	14,843	1,992,227
Alaska Air Group Inc	5,100	323,136
Allegion PLC	3,900	403,806
Ameresco Inc Cl A (a)	206,800	2,946,900
Assa Abloy AB ADR	82,142	938,062
Brambles Ltd ADR	32,500	583,700
Carlisle Cos Inc	2,400	346,104
CH Robinson Worldwide Inc	5,900	494,007
CoStar Group Inc (a)	1,571	966,793

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2019

SECURITY	SHARES	VALUE
Industrials (Continued)
Copart Inc (a)	8,800	$682,264
Cummins Inc	6,841	1,121,924
Dai Nippon Printing Co Ltd ADR	22,500	234,000
Deere & Co	14,145	2,343,119
Deutsche Post AG ADR	43,937	1,427,074
Donaldson Co Inc	5,200	259,740
Emerson Electric Co	27,326	1,772,911
Expeditors International of Washington Inc	7,200	549,720
Fastenal Co	26,558	817,986
Flowserve Corp	5,300	265,159
Fortune Brands Home & Security Inc	5,800	318,652
Graco Inc	6,800	326,944
HD Supply Holdings Inc (a)	7,500	303,825
Hubbell Inc	2,400	311,712
IAA Inc (a)	5,500	257,125
IDEX Corp	3,200	538,304
IHS Markit Ltd (a)	16,494	1,062,543
Illinois Tool Works Inc	12,852	1,982,164
Ingersoll-Rand PLC	10,507	1,299,296
JB Hunt Transport Services Inc	3,800	389,006
JetBlue Airways Corp (a)	13,588	261,297
Johnson Controls International plc	39,336	1,669,420
KAR Auction Services Inc	5,500	147,070
Lennox International Inc	1,600	410,368
Makita Corp ADR (a)	10,500	339,360
Masco Corp	12,400	505,548
Middleby Corp/The (a)	2,400	322,512
Nidec Corp ADR	45,128	1,511,788
Nielsen Holdings PLC	15,500	358,980
Nordson Corp	2,100	297,486
Owens Corning	5,433	315,114
PACCAR Inc	14,900	1,045,086
Pentair PLC	7,300	283,313
Quanta Services Inc	6,000	224,520
Robert Half International Inc	4,751	287,008
Rockwell Automation Inc	5,072	815,476
Roper Technologies Inc	4,557	1,657,153
SKF AB ADR	18,000	295,020
Sensata Technologies Holding PLC (a)	7,100	336,753
Simpson Manufacturing Co Inc	1,600	98,816
Snap-on Inc	2,300	351,003
Stanley Black & Decker Inc	6,754	996,823
Sunrun Inc (a)	171,875	3,274,219
TPI Composites Inc (a)	47,820	1,222,757
Thomson Reuters Corp	7,300	490,341
Toro Co/The	4,500	327,690
Trex Co Inc (a)	2,300	188,025
United Parcel Service Inc Cl B	31,193	3,726,628
United Rentals Inc (a)	3,300	417,615

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2019

SECURITY	SHARES	VALUE
Industrials (Continued)
Vestas Wind Systems A/S ADR	25,600	$702,464
WW Grainger Inc	2,070	602,432
Wabtec Corp	7,091	550,829
Watts Water Technologies Inc Cl A	16,932	1,571,798
Wolters Kluwer NV ADR	48,114	3,482,010
Xylem Inc/NY	7,700	618,233

		59,714,276

Information Technology – 31.0%
2U Inc (a)	53,443	684,070
Adobe Inc (a)	21,561	6,443,720
Advanced Micro Devices Inc (a)	44,650	1,359,593
Apple Inc	180,049	38,357,639
Applied Materials Inc	41,602	2,053,891
Atlassian Corp PLC Cl A (a)	32,683	4,579,542
Autodesk Inc (a)	27,265	4,257,975
Automatic Data Processing Inc	18,068	3,008,683
Blackbaud Inc	18,414	1,675,674
Blackline Inc (a)	46,065	2,054,499
Broadcom Inc	17,036	4,940,270
Cadence Design Systems Inc (a)	12,084	893,128
Cisco Systems Inc	189,791	10,514,421
Cognizant Technology Solutions Corp Cl A	24,723	1,610,456
Corning Inc	33,817	1,039,873
Cree Inc (a)	66,354	4,125,892
DXC Technology Co	11,447	638,399
Fidelity National Information Services Inc	14,432	1,923,064
First Solar Inc (a)	64,767	4,176,824
Fiserv Inc (a)	17,034	1,795,895
Intel Corp	198,779	10,048,278
International Business Machines Corp	39,231	5,815,603
Intuit Inc	11,152	3,092,561
Itron Inc (a)	45,441	2,817,342
KLA Corp	6,910	941,971
Lam Research Corp	6,500	1,355,965
Mastercard Inc Cl A	39,526	10,761,744
Microsoft Corp	335,061	45,658,762
Mitek Systems Inc	202,162	2,029,706
NVIDIA Corp	26,050	4,395,156
NetApp Inc	10,508	614,613
Paychex Inc	14,031	1,165,275
Pluralsight Inc Cl A (a)	66,461	2,039,688
STMicroelectronics NV	127,942	2,334,942
Salesforce.com Inc (a)	32,678	5,048,751
Square Inc Cl A (a)	58,898	4,735,988
SunPower Corp (a)	168,690	1,971,986
Synopsys Inc (a)	6,443	855,373
Texas Instruments Inc	41,369	5,171,539
Universal Display Corp	24,590	5,190,457

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2019

SECURITY	SHARES	VALUE
Information Technology (Continued)
VMware Inc Cl A	3,675	$641,251
Visa Inc Cl A	76,703	13,653,134
WEX Inc (a)	1,916	417,822
Walt Disney Co/The	79,589	11,382,023

		238,273,438

Materials – 2.0%
Air Products & Chemicals Inc	9,822	2,242,068
Avery Dennison Corp	3,500	402,045
Ecolab Inc	11,448	2,309,405
International Paper Co	17,100	750,861
Linde PLC	24,224	4,633,567
Nucor Corp	12,992	706,505
PPG Industries Inc	10,342	1,214,047
Sherwin-Williams Co/The	3,664	1,879,779
Vulcan Materials Co	6,144	850,022
Westrock Co	10,985	396,009

		15,384,308

Real Estate – 3.3%
Alexandria Real Estate Equities Inc	4,981	729,019
American Tower Corp	19,715	4,172,088
Apartment Investment & Management Co Cl A	6,203	307,297
Boston Properties Inc	7,146	950,061
CBRE Group Inc Cl A (a)	13,922	738,005
Crown Castle International Corp	18,522	2,468,242
Digital Realty Trust Inc	9,592	1,096,941
Duke Realty Corp	15,500	516,615
Equinix Inc	3,742	1,878,858
Extra Space Storage Inc	5,300	595,667
Federal Realty Investment Trust	3,100	409,231
Host Hotels & Resorts Inc	31,322	544,690
Iron Mountain Inc	12,200	358,802
Liberty Property Trust	6,200	324,260
Mid-America Apartment Communities Inc	4,900	577,416
Prologis Inc	28,035	2,259,901
Public Storage	6,677	1,620,909
Realty Income Corp	14,121	977,314
Regency Centers Corp	7,885	525,930
SBA Communications Corp (a)	5,007	1,228,768
UDR Inc	13,169	606,564
Ventas Inc	15,663	1,053,963
Welltower Inc	18,071	1,502,062

		25,442,603

Utilities – 1.0%
Alliant Energy Corp	10,100	500,354
Avangrid Inc	2,547	128,751
Consolidated Edison Inc	14,861	1,262,591

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2019

SECURITY	SHARES	VALUE
Utilities (Continued)
Eversource Energy	14,158	$1,074,026
National Grid PLC ADR	30,482	1,567,994
Pattern Energy Group Inc Cl A	3,600	82,548
Red Electrica Corp SA ADR	37,300	349,501
SSE PLC ADR	43,400	588,070
Terna Rete Elettrica Nazionale SpA ADR	20,500	371,255
TerraForm Power Inc Cl A	133,329	2,054,600

		7,979,690

Total Investments – 100.5% (Cost $641,085,712) (b)		772,398,425

Other Liabilities, less assets – (0.5%)		(3,483,580)

Net Assets – 100.0%		$768,914,845

(a) Non-income producing security.

(b) The aggregate cost for federal income tax purposes is $643,588,527. The aggregate gross unrealized appreciation is $147,543,481 and the aggregate gross unrealized depreciation is $18,733,583, resulting in net unrealized appreciation of $128,809,898.

ADR — American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND

Performance Commentary (Unaudited)

The Fund invests primarily in investment-grade fixed-income securities, including government, corporate, mortgage-backed and asset-backed securities, and U.S. dollar-denominated bonds issued by non-U.S. entities. It is managed through a two-step process designed to capitalize on the strengths of Domini Impact Investments and Wellington Management Company. Domini sets social and environmental guidelines and objectives for each asset class, and develops an approved universe of issuers and securities, and Wellington utilizes proprietary analytical tools to manage the portfolio.

Market Overview:

U.S. fixed-income markets largely generated positive total returns over the twelve-month period ended July 31, 2019, with U.S. Treasury yields declining following the Federal Reserve’s (Fed) pivot toward more accommodative monetary policy. The Bloomberg Barclays U.S. Aggregate (BBUSA) Bond Index returned 8.08% for the twelve months.

Early in the period, sovereign yields generally moved higher, driven by continued global growth momentum and rising inflation expectations. They declined later in the period, however, amid deteriorating global growth and dovish central bank policies. These declines helped drive positive returns across most major fixed-income markets. High-yield sectors generally outperformed, including investment-grade corporate credit, U.S.-dollar-denominated emerging-market debt, asset-backed securities, and high-yield credit. Credit spreads — the difference in yield between bonds with different credit qualities — remained fairly stable over the period, indicating that risk appetites among fixed-income investors remained largely unchanged. Generally solid U.S. economic data and strong corporate earnings offset concerns over the growth in corporate debt driven by a pickup in mergers-and-acquisitions activity.

Global economic momentum slowed over the last few months of the period but generally remained supportive. In the U.S., the labor market was strong, with unemployment hitting a 50-year low. Gross domestic product (GDP) growth exceeded expectations in the second quarter of 2019 but declined from the prior quarter. Housing activity was mixed, and consumer confidence waned at the end of the period beneath the weight of escalating trade tensions. Eurozone manufacturing activity slipped into contractionary territory during the first quarter of 2019 due to sharp drops in output and new orders, and China’s economy grew at the slowest pace since the early 1990s during the second quarter, with the ongoing trade war taking a toll on manufacturing and services activity.

After continuing along a hawkish path for most of 2018, global monetary policy took a dovish pivot in 2019 amid more tepid economic data, trade policy uncertainty, and low inflation. The Fed cut rates in July for the first time since

2008, and the European Central Bank, the Bank of Japan, and the People’s Bank of China all pursued more accommodative policies.

Portfolio Performance:

The Domini Impact Bond Fund Investor shares returned 7.77% for the twelve-month period ended July 31, 2019, versus the BBUSA Bond Index return of 8.08%.

Throughout the period, the Fund remained underweight relative to the benchmark for investment-grade corporate credit in favor of high-yield credit and bank loans, where the submanager saw more attractive risk/reward profiles. These allocations contributed positively to relative results, particularly in the industrials sector. Positioning within investment-grade credit was also additive to performance, with an overweight to taxable municipals and positions within the banking and communication sectors positively impacting results.

The Fund’s positioning within mortgage- and asset-backed securities also contributed positively. An allocation to FNMA (“Fannie Mae”) Delegated Underwriting and Servicing (DUS) bonds, which help finance low- and very low-income housing across the U.S., was particularly additive. Positioning within agency mortgage-backed securities (MBS) slightly benefited relative results overall, as a positive impact from collateralized mortgage obligations (CMOs) was mostly offset by a negative impact from positioning within agency passthrough securities, which serve as a contract to purchase an unspecified MBS pool at a future date.

During the period, the Fund’s submanager used derivatives to help with the implementation of the overall investment strategy and to hedge against certain risks and changes in market conditions. These included credit default swaps (CDS), interest rate swaps, consumer price index (CPI) swaps, and currency futures. The Fund’s positioning in CDS, used to manage risk exposures, detracted from relative performance. CPI swaps, used to position the Fund for rising inflation expectations, also detracted from relative results, as inflation expectations declined over the period. The Fund’s duration and yield-curve positioning also detracted, particularly during the second half of the period when yields declined.

As of the end of the period, the Fund remained positioned for rising inflation expectations, as the submanager continued to believe the market was underpricing inflation risks. The Fund was underweight to government bonds and investment-grade corporate bonds in favor of taxable municipals and high-quality securitized sectors, including CMBS and agency MBS. The Fund also maintained an allocation to high-yield corporate credit and bank loans and had select exposure to emerging-market corporate debt.

PORTFOLIO COMPOSITION (% OF NET ASSETS) (Unaudited)

During periods of rising interest rates, bond funds can lose value. Some of the Fund’s community development investments may be unrated and may carry greater risks than the Fund’s other holdings. The Fund currently holds a large percentage of its portfolio in mortgage-backed securities. During periods of falling interest rates these securities may prepay the principal due, which may lower the Fund’s return by causing it to reinvest at lower interest rates.

Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations). TBA (To Be Announced) securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation, which can adversely affect the Fund’s returns.

The reduction or withdrawal of historical financial market support activities by the U.S. Government and Federal Reserve, or other governments/central banks could negatively impact financial markets generally, and increase market, liquidity and interest rate risks which could adversely affect the Fund’s returns.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Domini Impact Investments. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification nor shall any such party have any liability therefrom.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)

		Investor shares	Bloomberg Barclays U.S. Aggregate Index

As of 7/31/19	1 Year	7.77%	8.08%

	5 Year	2.80%	3.05%

	10 Year	2.86%	3.75%

Comparison of $10,000 Investment in the Domini Impact Bond Fund Investor Shares (DSBFX) and BBUSA (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applies on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated December 1, 2018, the Fund’s annual operating expenses totaled: 1.14% (gross)/ 0.87% (net). The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Investor share expenses to 0.87% until November 30, 2019 absent an earlier modification approved by the Fund’s Board of Trustees.

The table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested.

An investment in the Domini Impact Bond Fund is not a bank deposit and is not insured. The Fund is subject to credit, interest rate, liquidity, impact investing and market risks. You may lose money.

TBA (To Be Announced) securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation, which can adversely affect the Fund’s returns.

The Bloomberg Barclays U.S. Aggregate Index is an index representing securities that are U.S. domestic, taxable, and dollar denominated and covering the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities. You cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)

		Institutional shares	Bloomberg Barclays U.S. Aggregate Index

As of 7/31/19	1 Year	8.06%	8.08%

	5 Year	3.07%	3.05%

	10 Year*	2.86%	3.75%

Comparison of $500,000 Investment in the Domini Impact Bond Fund Institutional Shares (DSBIX) and BBUSA* (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-762-6814 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applies on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated December 1, 2018, the Fund’s annual operating expenses totaled: 1.03% (gross)/ 0.57% (net). The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Investor and Institutional share expenses to 0.57% until November 30, 2019 absent an earlier modification approved by the Fund’s Board of Trustees.

The table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested.

An investment in the Domini Impact Bond Fund is not a bank deposit and is not insured. The Fund is subject to credit, interest rate, liquidity, impact investing and market risks. You may lose money.

TBA (To Be Announced) securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation, which can adversely affect the Fund’s returns.

The Bloomberg Barclays U.S. Aggregate Index is an index representing securities that are U.S. domestic, taxable, and dollar denominated and covering the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities. You cannot invest directly in an index.

* Institutional shares were not offered prior to 11/30/2011. All performance information for time periods beginning prior to 11/30/2011 is the performance of the Investor shares, which has not been adjusted to reflect the lower expenses of the Institutional shares.

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS

July 31, 2019

	Principal Amount*	Value
Long Term Investments – 107.7%
Mortgage Backed Securities – 60.3%
Agency Collateralized Mortgage Obligations – 4.8%
Fannie Mae Connecticut Avenue Securities
1 mo. USD LIBOR + 3.55%, 5.816%, VR, 7/25/2029	120,000	$126,850
1 mo. USD LIBOR + 4.35%, 6.616%, VR, 5/25/2029	229,380	245,293
FHMS KBF1 A, 1 mo. USD LIBOR + 0.39%, 2.788%, VR, 7/25/2024	748,000	748,859
FHMS KW06 A1, 3.800%, VR, 2/25/2027 (f)	797,184	853,304
FHR 3768 CB, 3.500%, 12/15/2025	322,308	331,157
FHR 3800 CB, 3.500%, 2/15/2026	383,000	402,305
FHR 3806 L, 3.500%, 2/15/2026	847,000	880,870
FHR 3877 LM, 3.500%, 6/15/2026	780,000	807,708
FNR 2012 17 BC, 3.500%, 3/25/2027	368,000	387,566
FNR 2017 72 CD, 3.000%, 9/25/2047	175,269	178,544
FNR 2017 72 B, 3.000%, 9/25/2047	167,333	170,456
FNR 2018 72 BA, 3.500%, 7/25/2054	257,717	264,961
FREMF Mortgage Trust
144A, 3.674%, VR, 11/25/2049 (d)(f)	250,000	256,337
144A, 3.674%, VR, 11/25/2049 (d)(f)	90,000	90,244
144A, 3.726%, VR, 10/25/2049 (d)(f)	40,000	39,885
144A, 3.844%, VR, 10/25/2049 (d)(f)	90,000	93,379
144A, 3.880%, VR, 2/25/2050 (d)(f)	100,000	102,863
144A, 3.944%, VR, 9/25/2049 (d)(f)	85,000	88,911
144A, 3.981%, VR, 5/25/2050 (d)(f)	70,000	73,533
144A, 4.022%, VR, 11/25/2032 (d)(f)	67,000	64,754
144A, 4.073%, VR, 7/25/2050 (d)(f)	155,000	163,537
144A, 4.081%, VR, 10/25/2031 (d)(f)	461,000	454,915
144A, 3.753%, VR, 11/25/2050 (d)(f)	220,000	226,164
144A, 3.753%, VR, 11/25/2050 (d)(f)	65,000	64,087
144A, 3.972%, VR, 7/25/2049 (d)(f)	175,000	181,523
144A, 4.036%, VR, 7/25/2027 (d)(f)	136,000	143,072
STACR 2018 HRP1 M2 144A, 4.054%, VR, 4/25/2043 (d)(f)	96,048	96,572

		7,537,649

Commercial Mortgage Backed Securities – 5.0%
BWAY Mortgage Trust 144A, 2.809%, 3/10/2033 (d)	132,627	134,351
Commercial Mortgage Trust
144A, 3.424%, 3/10/2031 (d)	640,000	664,529
144A, 3.726%, 3/10/2031 (d)	644,000	674,904
GS Mortgage Securities Trust 144A, 1 mo. USD LIBOR + 0.70%, 3.025%, VR, 7/15/2032 (d)	395,000	394,628
Hudson Yards 144A, 2.835%, 8/10/2038 (d)	1,000,000	1,015,653
JP Morgan Chase Commercial Mortgage 144A, 4.128%, 7/5/2031 (d)	555,000	591,692
Madison Avenue Trust 144A, 3.188%, VR, 8/15/2034 (d)(f)	729,000	750,881
Morgan Stanley BAML Trust
3.526%, 12/15/2047	180,167	189,357
4.051%, 4/15/2047	300,000	320,166
4.259%, VR, 10/15/2046 (f)	300,000	321,453

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2019

	Principal Amount*	Value
Commercial Mortgage Backed Securities (Continued)
Morgan Stanley Capital I Trust 144A, 3.025%, VR, 11/15/2034 (d)(f)	531,000	$531,420
OBP Depositor LLC Trust 144A, 4.646%, 7/15/2045 (d)	806,000	812,709
One Market Plaza Trust 144A, 3.614%, 2/10/2032 (d)	710,000	738,969
Park Avenue Trust 144A, 3.508%, 6/5/2037 (d)	712,000	752,178

		7,892,890

Federal Home Loan Mortgage Corporation – 4.6%
849167, 2.867%, VR, 10/1/2043 (c)(f)	235,204	238,175
A12413, 5.000%, 8/1/2033 (c)	20,994	22,932
A37619, 4.500%, 9/1/2035 (c)	161,490	174,199
A87874, 4.000%, 8/1/2039 (c)	60,523	64,215
A89148, 4.000%, 10/1/2039 (c)	94,543	100,337
A89384, 4.000%, 10/1/2039 (c)	117,982	125,175
A89729, 4.000%, 11/1/2039 (c)	53,642	56,917
A93101, 5.000%, 7/1/2040 (c)	89,687	98,041
A93996, 4.500%, 9/1/2040 (c)	42,560	45,976
A94362, 4.000%, 10/1/2040 (c)	143,742	152,530
A94742, 4.000%, 11/1/2040 (c)	24,605	26,108
A95084, 4.000%, 11/1/2040 (c)	20,685	22,025
A95085, 4.000%, 11/1/2040 (c)	181,006	192,080
A95796, 4.000%, 12/1/2040 (c)	88,586	94,003
A97047, 4.500%, 2/1/2041 (c)	87,208	94,213
G01779, 5.000%, 4/1/2035 (c)	26,233	28,846
G01828, 4.500%, 4/1/2035 (c)	124,054	134,009
G01837, 5.000%, 7/1/2035 (c)	171,922	189,020
G01838, 5.000%, 7/1/2035 (c)	29,535	32,471
G02424, 5.500%, 12/1/2036 (c)	114,125	127,804
G04997, 5.000%, 1/1/2037 (c)	105,434	115,459
G05052, 5.000%, 10/1/2033 (c)	11,121	12,078
G06079, 6.000%, 7/1/2039 (c)	98,730	112,524
G06990, 5.500%, 8/1/2040 (c)	157,096	173,887
G08347, 4.500%, 6/1/2039 (c)	273,195	295,047
G08499, 3.000%, 7/1/2042 (c)	73,685	75,152
G08816, 3.500%, 6/1/2048 (c)	2,810,259	2,889,277
G14599, 2.500%, 11/1/2027 (c)	157,980	159,327
G30614, 3.500%, 12/1/2032 (c)	263,453	273,961
J17791, 3.000%, 1/1/2027 (c)	216,728	221,476
J20118, 2.500%, 8/1/2027 (c)	57,719	58,211
Q00291, 5.000%, 4/1/2041 (c)	72,778	79,556
Q01807, 4.500%, 7/1/2036 (c)	114,399	123,249
Q06160, 4.000%, 2/1/2037 (c)	58,786	61,833
Q17103, 4.000%, 6/1/2041 (c)	12,801	13,293
Q33602, 3.000%, 5/1/2045 (c)	509,748	519,127
Z40004, 6.000%, 8/1/2036 (c)	17,314	19,697

		7,222,230

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2019

	Principal Amount*	Value
Federal National Mortgage Association – 38.3%
190370, 6.000%, 6/1/2036 (c)	80,688	$91,892
745044, 4.500%, 8/1/2035 (c)	36,644	39,535
745327, 6.000%, 3/1/2036 (c)	230,667	262,710
889529, 6.000%, 3/1/2038 (c)	36,846	41,967
890248, 6.000%, 8/1/2037 (c)	20,938	23,831
930672, 4.500%, 3/1/2039 (c)	135,179	145,784
932441, 4.000%, 1/1/2040 (c)	441,471	467,946
995082, 5.500%, 8/1/2037 (c)	72,647	81,370
995243, 4.500%, 8/1/2038 (c)	96,183	103,728
AA9846, 4.000%, 8/1/2039 (c)	60,751	64,393
AB1343, 4.500%, 8/1/2040 (c)	128,720	139,001
AB1763, 4.000%, 11/1/2030 (c)	25,656	26,847
AB4168, 3.500%, 1/1/2032 (c)	239,030	248,408
AB6472, 2.000%, 10/1/2027 (c)	207,009	206,123
AC1877, 4.500%, 9/1/2039 (c)	56,999	61,498
AC2817, 4.000%, 10/1/2039 (c)	37,056	39,283
AC5401, 5.000%, 10/1/2039 (c)	5,986	6,535
AC9564, 4.500%, 2/1/2040 (c)	55,732	60,168
AD1649, 4.000%, 3/1/2040 (c)	65,061	69,004
AD8033, 4.000%, 8/1/2040 (c)	22,289	23,638
AE0215, 4.000%, 12/1/2039 (c)	54,710	57,993
AE0216, 4.000%, 8/1/2040 (c)	124,721	132,276
AE0624, 4.000%, 11/1/2040 (c)	52,214	55,573
AE0625, 4.000%, 12/1/2040 (c)	75,314	80,455
AE4113, 4.000%, 10/1/2040 (c)	40,310	42,751
AE4192, 4.000%, 10/1/2040 (c)	202,439	214,704
AE5143, 4.000%, 11/1/2040 (c)	31,034	32,914
AI7951, 4.500%, 8/1/2036 (c)	44,105	47,485
AJ5974, 4.000%, 12/1/2036 (c)	40,087	42,521
AL0005, 4.500%, 1/1/2041 (c)	47,847	51,664
AL0049, 6.000%, 12/1/2035 (c)	40,080	45,505
AL1627, 4.500%, 9/1/2041 (c)	83,828	90,516
AM5197, 4.200%, 1/1/2030 (c)	1,144,727	1,285,723
AM6266, 3.580%, 7/1/2030 (c)	944,426	1,014,910
AM7507, 3.080%, 12/1/2024 (c)	1,011,036	1,050,552
AM7598, 3.070%, 12/1/2024	1,347,900	1,400,141
AM7903, 3.380%, 1/1/2027	650,802	692,383
AM8148, 2.680%, 3/1/2027	976,813	996,134
AM8659, 2.880%, 4/1/2031 (c)	1,226,362	1,245,754
AM9154, 3.180%, 6/1/2030 (c)	1,022,239	1,073,427
AM9218, 3.390%, 9/1/2030	934,832	992,321
AN1410, 3.010%, 5/1/2028	453,058	472,417
AN1767, 2.980%, 6/1/2031 (c)	945,775	972,685
AN1840, 2.450%, 6/1/2026	1,443,359	1,454,369
AN2787, 2.600%, 9/1/2028 (c)	1,133,988	1,144,911
AN2791, 2.440%, 9/1/2026	1,087,654	1,095,294
AN3383, 2.550%, 11/1/2028	800,000	802,297
AN4301, 3.150%, 1/1/2027 (c)	2,109,700	2,217,947

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2019

	Principal Amount*	Value
Federal National Mortgage Association (Continued)
AN5557, 2.900%, 5/1/2027	1,446,639	$1,496,271
AN6744, 2.940%, 9/1/2027 (c)	1,480,739	1,535,512
AN7300, 3.290%, 11/1/2027 (c)	1,206,105	1,279,990
AN7540, 2.910%, 11/1/2027 (c)	1,500,000	1,553,169
AN8121, 3.160%, 1/1/2035	1,500,000	1,543,616
AN9459, 3.470%, 7/1/2028	788,079	846,236
AN9483, 3.430%, 6/1/2028	790,223	842,521
AP9592, 3.500%, 10/1/2032 (c)	186,157	193,466
AR1524, 2.000%, 1/1/2028 (c)	173,205	172,462
AS3608, 2.500%, 12/1/2043 (c)	313,869	311,454
AS8449, 2.500%, 12/1/2031 (c)	33,661	33,869
AW4685, 2.611%, VR, 5/1/2044 (c)(f)	89,559	90,643
AY3370, 2.500%, 4/1/2045 (c)	229,299	226,611
BC1171, 3.500%, 6/1/2046 (c)	1,531,966	1,581,832
BD1153, 3.000%, 8/1/2046 (c)	90,032	91,375
BD1165, 3.000%, 10/1/2046 (c)	1,391,142	1,411,872
BE1416, 2.500%, 11/1/2031 (c)	153,210	154,147
BE4435, 3.000%, 11/1/2046 (c)	1,991,174	2,025,941
BE8063, 3.000%, 12/1/2046 (c)	685,583	697,502
BJ6137, 3.500%, 1/1/2048 (c)	1,433,062	1,483,191
BL1840, 3.620%, 3/1/2031	2,000,000	2,180,026
MA0639, 4.000%, 2/1/2041 (c)	104,873	111,235
MA0919, 3.500%, 12/1/2031 (c)	13,355	13,877
MA0949, 3.500%, 1/1/2032 (c)	132,976	138,182
MA1630, 4.000%, 10/1/2033 (c)	138,357	145,940
MA1931, 2.500%, 6/1/2024 (c)	326,688	328,662
FNMA TBA 30 Yr, 3.500%, 9/25/2048 (b)	6,616,000	6,777,265
FNMA TBA 30 Yr, 4.000%, 9/25/2048 (b)	5,800,000	6,004,206
FNMA TBA 15 Yr, 3.000%, 8/25/2033 (b)	3,600,000	3,671,347
FNMA TBA 15 Yr, 2.500%, 5/25/2034 (b)	2,600,000	2,615,037

		60,566,740

Government National Mortgage Association – 7.6%
GNMA II TBA 30 Yr, 3.500%, 10/20/2048 (b)	5,300,000	5,480,738
GNMA II TBA 30 Yr, 3.000%, 4/20/2049 (b)	1,700,000	1,737,619
GNMA II TBA 30 Yr, 3.000%, 4/20/2049 (b)	1,600,000	1,633,469
GNMA II TBA 30 Yr, 4.000%, 10/20/2048 (b)	1,100,000	1,142,582
GNMA II TBA 30 Yr, 4.000%, 10/20/2048 (b)	1,100,000	1,142,238
GNMA II TBA 30 Yr, 4.500%, 10/20/2048 (b)	900,000	937,407

		12,074,053

Total Mortgage Backed Securities (Cost $93,717,495)		95,293,562

Corporate Bonds and Notes – 27.6%
Communications – 2.6%
AT&T Inc
3.950%, 1/15/2025	445,000	470,184
4.750%, 5/15/2046	715,000	757,021

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2019

	Principal Amount*	Value
Communications (Continued)
CBS Corp, 2.900%, 1/15/2027	400,000	$390,283
Charter Communications Operating LLC / Charter Communications Operating Capital senior secured note
5.750%, 4/1/2048	225,000	247,271
6.484%, 10/23/2045	300,000	354,667
Cox Communications Inc
144A, 3.150%, 8/15/2024 (d)	165,000	168,039
144A, 3.850%, 2/1/2025 (d)	10,000	10,485
144A, 4.800%, 2/1/2035 (d)	250,000	257,449
Gray Television Inc 144A, 5.875%, 7/15/2026 (d)	200,000	208,000
Verizon Communications Inc
3.376%, 2/15/2025	57,000	59,485
3.875%, 2/8/2029	210,000	226,364
144A, 4.016%, 12/3/2029 (d)	370,000	401,682
Vodafone Group PLC
4.375%, 2/19/2043	400,000	404,289
6.150%, 2/27/2037	185,000	227,138

		4,182,357

Consumer Discretionary – 4.5%
Alibaba Group Holding Ltd, 2.800%, 6/6/2023	200,000	201,331
Amazon.com Inc
3.875%, 8/22/2037	200,000	221,813
4.800%, 12/5/2034	325,000	399,410
Aptiv Corp, 4.150%, 3/15/2024	401,000	421,243
AutoNation Inc, 5.500%, 2/1/2020	500,000	506,486
Boston Medical Center Corp, 4.519%, 7/1/2026	705,000	744,685
eBay Inc, 3.600%, 6/5/2027	195,000	200,552
ERAC USA Finance LLC 144A, 3.850%, 11/15/2024 (d)	500,000	528,145
Home Depot Inc/The, 5.950%, 4/1/2041	420,000	575,133
Lennar Corp, 4.125%, 1/15/2022	245,000	251,125
Marriott International Inc/MD, 2.875%, 3/1/2021	1,025,000	1,030,305
Northeastern University, 5.285%, 3/1/2032	100,000	117,359
O’Reilly Automotive Inc, 3.800%, 9/1/2022	155,000	160,390
Starbucks Corp
3.750%, 12/1/2047	275,000	271,712
4.450%, 8/15/2049	750,000	825,414
Toll Brothers Finance Corp, 4.350%, 2/15/2028	600,000	608,700

		7,063,803

Consumer Staples – 0.3%
JM Smucker Co/The, 4.250%, 3/15/2035	380,000	395,590

		395,590

Financials – 12.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.500%, 5/26/2022	775,000	788,222

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2019

	Principal Amount*	Value
Financials (Continued)
AIA Group Ltd 144A, 4.500%, 3/16/2046 (d)	325,000	$373,158
Air Lease Corp, 3.625%, 12/1/2027	500,000	506,332
American International Group Inc, 3.900%, 4/1/2026	380,000	401,215
American Tower Corp
3.375%, 5/15/2024	235,000	241,769
5.000%, 2/15/2024	362,000	397,428
Aon PLC, 4.750%, 5/15/2045	500,000	572,934
AXA SA subordinated note, 8.600%, 12/15/2030	400,000	574,971
Bank of America Corp, 3 mo. USD LIBOR + 1.30%, 3.124%, VR, 1/20/2023	1,275,000	1,294,350
BB&T Corp subordinated note, 3.875%, 3/19/2029	575,000	614,562
BNP Paribas SA 144A, 3.800%, 1/10/2024 (d)	245,000	254,808
Boston Properties LP
3.650%, 2/1/2026	430,000	450,623
4.500%, 12/1/2028	500,000	560,973
BPCE SA
2.250%, 1/27/2020	500,000	499,616
144A, 3.000%, 5/22/2022 (d)	250,000	252,523
144A, 4.875%, 4/1/2026 (d)	500,000	540,847
Brandywine Operating Partnership LP, 4.550%, 10/1/2029	500,000	532,797
Capital One Financial Corp
3.750%, 3/9/2027	80,000	83,186
3.750%, 7/28/2026	80,000	82,029
4.200%, 10/29/2025	155,000	163,032
Citigroup Inc, 3 mo. USD LIBOR + 0.95%, 3.352%, VR, 4/24/2025	475,000	488,079
Cooperatieve Rabobank UA
3.950%, 11/9/2022	375,000	389,054
144A, 3.875%, 9/26/2023 (d)	250,000	262,983
Credit Agricole SA/London 144A, 4.125%, 1/10/2027 (d)	510,000	544,447
Crown Castle International Corp, 3.700%, 6/15/2026	300,000	313,706
Discover Financial Services, 3.750%, 3/4/2025	325,000	338,422
Duke Realty LP
3.625%, 4/15/2023	200,000	206,734
4.375%, 6/15/2022	250,000	262,109
Fifth Third Bancorp subordinated note, 8.250%, 3/1/2038	425,000	641,389
Huntington Bancshares Inc/OH, 3.150%, 3/14/2021	425,000	429,618
ING Groep NV
3.950%, 3/29/2027	200,000	212,745
144A, 4.625%, 1/6/2026 (d)	750,000	821,882
Kimco Realty Corp, 3.400%, 11/1/2022	160,000	163,746
Liberty Property LP, 3.250%, 10/1/2026	165,000	166,142
Marsh & McLennan Cos Inc, 3.300%, 3/14/2023	100,000	102,762
Morgan Stanley
3.625%, 1/20/2027	335,000	350,389
3.950%, 4/23/2027	210,000	220,049
Nuveen Finance LLC 144A, 4.125%, 11/1/2024 (d)	160,000	171,406
Regency Centers LP, 3.750%, 6/15/2024	300,000	312,023
Regions Financial Corp, 3.200%, 2/8/2021	500,000	505,205

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2019

	Principal Amount*	Value
Financials (Continued)
Reinsurance Group of America Inc
3.950%, 9/15/2026	250,000	$263,356
4.700%, 9/15/2023	164,000	176,566
SBA Tower Trust 144A, 3.168%, 4/9/2047 (d)	290,000	292,091
Standard Chartered PLC subordinated note 144A, 5.700%, 3/26/2044 (d)	250,000	295,676
Total System Services Inc, 4.000%, 6/1/2023	375,000	391,800
Turkiye Sinai Kalkinma B 144A, 5.500%, 1/16/2023 (d)	200,000	187,223
Unum Group, 3.000%, 5/15/2021	180,000	181,053
US Bancorp subordinated note, 3.600%, 9/11/2024	493,000	517,753
Ventas Realty LP, 3.500%, 2/1/2025	500,000	518,729
Welltower Inc, 5.250%, 1/15/2022	400,000	424,388

		19,336,900

Health Care – 3.0%
Allina Health System, 4.805%, 11/15/2045	291,000	350,869
Amgen Inc, 3.200%, 11/2/2027	525,000	539,108
Biogen Inc, 5.200%, 9/15/2045	400,000	457,253
Celgene Corp, 3.875%, 8/15/2025	325,000	345,896
Children’s Hospital Corp/The, 4.115%, 1/1/2047	230,000	258,973
City of Hope senior secured note, 5.623%, 11/15/2043	250,000	330,125
Dignity Health
4.500%, 11/1/2042	408,000	416,879
5.267%, 11/1/2064	250,000	286,080
Kaiser Foundation Hospitals, 3.150%, 5/1/2027	185,000	191,148
Memorial Sloan-Kettering Cancer Center
4.125%, 7/1/2052	120,000	135,857
4.200%, 7/1/2055	10,000	11,578
New York and Presbyterian Hospital/The, 4.024%, 8/1/2045	215,000	242,457
Ochsner Clinic Foundation, 5.897%, 5/15/2045	400,000	523,501
Orlando Health Obligated Group, 4.416%, 10/1/2044	395,000	442,813
Thermo Fisher Scientific Inc, 4.150%, 2/1/2024	265,000	283,514

		4,816,051

Industrials – 1.7%
Canadian Pacific Railway Co, 4.500%, 1/15/2022	400,000	419,280
CNH Industrial Capital LLC, 4.875%, 4/1/2021	750,000	777,817
Core & Main LP 144A, 6.125%, 8/15/2025 (d)	45,000	46,575
Illinois Tool Works Inc, 4.875%, 9/15/2041	175,000	215,195
Keysight Technologies Inc, 4.550%, 10/30/2024	500,000	533,303
Ryder System Inc, 2.500%, 5/11/2020	145,000	145,063
United Rentals North America Inc, 4.625%, 7/15/2023	500,000	512,985

		2,650,218

Materials – 0.7%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc senior secured note 144A, 4.250%, 9/15/2022 (d)	260,000	264,680

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2019

	Principal Amount*	Value
Materials (Continued)
Klabin Austria GmbH 144A, 5.750%, 4/3/2029 (d)	480,000	$507,005
WRKCo Inc, 3.000%, 9/15/2024	375,000	377,077

		1,148,762

Technology – 0.9%
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.625%, 1/15/2024	355,000	358,944
Micron Technology Inc, 4.640%, 2/6/2024	260,000	274,242
Microsoft Corp, 3.700%, 8/8/2046	5,000	5,428
Pitney Bowes Inc, 3.875%, 9/15/2020	265,000	265,000
Xerox Corp, 5.625%, 12/15/2019	475,000	481,650

		1,385,264

Utilities – 1.7%
Adani Green Energy UP Ltd / Prayatna Developers Pvt Ltd / Parampujya Solar Energy senior secured note 144A, 6.250%, 12/10/2024 (d)	380,000	390,992
Aegea Finance Sarl 144A, 5.750%, 10/10/2024 (d)	370,000	386,191
Consolidated Edison Co of New York Inc, 4.125%, 5/15/2049	750,000	827,399
Greenko Dutch BV senior secured note 144A, 5.250%, 7/24/2024 (d)	545,000	547,785
Public Service Co of Colorado, 4.100%, 6/15/2048	420,000	471,738

		2,624,105

Total Corporate Bonds and Notes (Cost $41,263,773)		43,603,050

Municipal Bonds – 7.5%
American Municipal Power Inc, 6.270%, 2/15/2050	490,000	653,631
Bay Area Toll Authority
6.918%, 4/1/2040	125,000	180,474
7.043%, 4/1/2050	325,000	526,685
City of Chicago IL, 7.375%, 1/1/2033	112,000	132,852
City of Los Angeles Department of Airports, 3.887%, 5/15/2038	140,000	150,101
City of Philadelphia PA Water & Wastewater Revenue, 4.189%, 10/1/2037	665,000	698,110
Cook County Community High School District No 228 Bremen, 5.019%, 12/1/2041 (Insurer: AGM)	435,000	522,861
County of Sacramento CA, 5.730%, VR, 8/15/2023 (Insurer: NATL) (f)	340,000	377,189
County of San Bernardino CA, 6.020%, 8/1/2023 (Insurer: AGM)	275,000	299,657
District of Columbia, 4.125%, 7/1/2027 (e)	500,000	523,020
Indiana Finance Authority, 3.624%, 7/1/2036	235,000	247,182
Inland Valley Development Agency, 5.500%, 3/1/2033 (Insurer: AGM)	70,000	78,219

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2019

	Principal Amount*	Value
Municipal Bonds (Continued)
Lancaster County Hospital Authority/PA
5.000%, 7/1/2024	165,000	$179,261
5.000%, 7/1/2025	135,000	148,300
Maryland Health & Higher Educational Facilities Authority
3.968%, 7/1/2027	205,000	222,737
4.168%, 7/1/2029	40,000	44,699
Massachusetts Development Finance Agency, 4.000%, 10/1/2027	100,000	108,766
Massachusetts Health & Educational Facilities Authority, 6.432%, 10/1/2035	420,000	547,617
Michigan Finance Authority
2.491%, 4/1/2020	250,000	250,190
2.741%, 4/1/2021	320,000	322,758
New Jersey Turnpike Authority
7.102%, 1/1/2041	225,000	345,089
7.414%, 1/1/2040	200,000	315,230
New York Transportation Development Corp, 3.473%, 7/1/2028	500,000	514,080
Oklahoma Development Finance Authority
4.650%, 8/15/2030 (Insurer: AGM)	130,000	150,718
5.450%, 8/15/2028	770,000	870,346
Oregon Health & Science University, 5.000%, 7/1/2045	350,000	438,631
Pennsylvania Industrial Development Authority 144A, 3.556%, 7/1/2024 (d)	505,000	520,327
Shelby County Health Educational & Housing Facilities Board
4.000%, 9/1/2021 (e)	250,000	250,290
4.000%, 9/1/2022 (e)	250,000	249,635
State of California, 7.625%, 3/1/2040	525,000	838,803
State of Illinois
3.860%, 4/1/2021	215,000	218,008
5.100%, 6/1/2033	335,000	346,212
Washington State Housing Finance Commission, 4.000%, 1/1/2024	600,000	605,622

Total Municipal Bonds (Cost $11,178,630)		11,877,300

U.S. Government Agencies – 5.8%
Fannie Mae Notes, 5.625%, 7/15/2037 (c)	3,086,000	4,353,146
Federal Farm Credit Bank, 2.780%, 11/2/2037	1,800,000	1,800,556
Federal Farm Credit Bank, 3.430%, 4/6/2045	1,000,000	1,081,187
Federal Farm Credit Bank, 3.510%, 6/11/2040	725,000	800,177
Federal Farm Credit Bank, 3.660%, 3/7/2044	974,000	1,094,984

Total U.S. Government Agencies (Cost $8,609,699)		9,130,050

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2019

	Principal Amount*	Value
Senior Floating Rate Interests – 3.7%
Communications – 1.4%
Altice France SA/France, 1 mo. USD LIBOR + 3.688%, 6.013%, 1/31/2026	478,326	$474,129
Charter Communications Operating LLC term loan B, 3 mo. USD LIBOR + 2.000%, 4.330%, 4/30/2025	291,068	292,086
Go Daddy Operating Co LLC term loan B, 1 mo. USD LIBOR + 2.000%, 4.234%, 2/15/2024	188,365	188,968
Mission Broadcasting Inc term loan B, 1 mo. USD LIBOR + 2.250%, 4.652%, 1/17/2024	27,241	27,156
Nexstar Broadcasting Inc term loan B, 1 mo. USD LIBOR + 2.250%, 4.491%, 1/17/2024	136,748	136,321
Shutterfly Inc term loan B, 1 mo. USD LIBOR + 2.50%, 4.740%, 8/17/2024	101,091	101,293
Sprint Communications Inc term loan B, 1 mo. USD LIBOR + 2.50%, 4.750%, 2/2/2024	400,775	400,104
Univision Communications Inc, 1 mo. USD LIBOR + 2.750%, 4.984%, 3/15/2024	465,890	457,227
Zayo Group LLC, 1 mo. USD LIBOR + 2.250%, 4.484%, 1/19/2024	100,095	100,212

		2,177,496

Consumer Discretionary – 0.8%
Adient US LLC term loan B, 5 mo. USD LIBOR + 4.250%, 6.889%, 5/6/2024	225,000	216,938
American Builders & Contractors Supply Co Inc term loan B, 1 mo. USD LIBOR + 2.000%, 4.234%, 10/31/2023	630,388	627,827
Crown Finance US Inc term loan, 1 mo. USD LIBOR + 2.250%, 4.484%, 2/28/2025	156,196	155,884
Harbor Freight Tools USA Inc, 1 mo. USD LIBOR + 2.50%, 4.734%, 8/18/2023	236,301	232,805
Wyndham Hotels & Resorts Inc term loan B, 1 mo. USD LIBOR + 1.750%, 3.984%, 5/30/2025	129,025	129,495

		1,362,949

Consumer Staples – 0.3%
CHG PPC Parent LLC term loan B, 1 mo. USD LIBOR + 2.750%, 4.984%, 3/31/2025	99,000	98,874
Coty Inc term loan B, 1 mo. USD LIBOR + 2.250%, 4.610%, 4/7/2025	205,304	198,118
Diamond BC BV term loan, 2 mo. USD LIBOR + 3.000%, 5.258%, 9/6/2024	147,750	134,391

		431,383

Financials – 0.7%
Blackhawk Network Holdings Inc term loan B, 1 mo. USD LIBOR + 3.000%, 5.234%, 6/15/2025	178,200	178,107

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2019

	Principal Amount*		Value
Financials (Continued)
Iron Mountain Inc term loan B, 1 mo. USD LIBOR + 1.750%, 3.984%, 1/2/2026	143,188		$141,215
Nets Holding A/S term loan B, 3 mo. EURIBOR + 3.250%, 3.250%, 2/6/2025	176,389	EUR	195,795
Russell Investments US Institutional Holdco Inc term loan, 1 mo. USD LIBOR + 3.250%, 5.484%, 6/1/2023	436,500		433,954
USI Inc/NY term loan B, 3 mo. USD LIBOR + 3.000%, 5.330%, 5/16/2024	171,938		169,860

			1,118,931

Materials – 0.0%
CROWN Americas LLC term loan B, 1 mo. USD LIBOR + 2.000%, 4.369%, 4/3/2025	53,663		53,998

			53,998

Technology – 0.5%
Finastra USA Inc term loan B, 1 mo. USD LIBOR + 3.500%, 5.734%, 6/13/2024	256,725		252,425
MA FinanceCo LLC term loan B, 1 mo. USD LIBOR + 2.500%, 4.7340%, 6/21/2024	28,980		28,836
ON Semiconductor Corp term loan B, 1 mo. USD LIBOR + 1.750%, 3.984%, 3/31/2023	166,460		166,217
Seattle SpinCo Inc term loan B, 1 mo. USD LIBOR + 2.50%, 4.734%, 6/21/2024	195,711		194,732
SS&C European Holdings Sarl term loan B, 1 mo. USD LIBOR + 2.250%, 4.484%, 4/16/2025	53,219		53,260
SS&C Technologies Inc term loan B, 1 mo. USD LIBOR + 2.250%, 4.484%, 4/16/2025	78,166		78,227

			773,697

Total Senior Floating Rate Interests (Cost $5,969,686)			5,918,454

Foreign Government & Agency Securities – 1.5%
Hong Kong 144A, 2.500%, 5/28/2024 (d)	750,000		765,054
Republic of Chile, 0.830%, 7/2/2031	1,370,000	EUR	1,561,585

Total Foreign Government & Agency Securities (Cost $2,307,474)			2,326,639

Asset Backed Securities – 0.8%
Carmax Auto Owner Trust
1.900%, 4/15/2022	95,000		94,491
2.160%, 12/15/2021	135,000		134,601
2.200%, 6/15/2022	75,000		74,730
2.560%, 2/15/2022	260,000		259,165
2.700%, 10/16/2023	250,000		249,869
CNH Equipment Trust 2016-C, 1.930%, 3/15/2024	20,000		19,836
SBA Tower Trust 144A, 3.869%, VR, 10/15/2049 (d)(f)	500,000		516,323

Total Asset Backed Securities (Cost $1,334,827)			1,349,015

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2019

	Principal Amount*		Value
Certificates of Deposit – 0.5%
Self-Help Credit Union
1.150%, 9/16/2019	250,000		$249,724
2.200%, 6/25/2021	100,000		100,284
Self-Help Federal Credit Union, 2.500%, 6/27/2022	400,000		404,435

Total Certificates of Deposit (Cost $750,000)			754,443

Total Long Term Investments (Cost $165,131,584)			170,252,513

Short Term Investments – 9.6%
Foreign Government & Agency Securities – 2.0%
Japan Treasury Discount Bill, 0.000%, 10/28/2019	350,000,000	JPY	3,224,524

Total Foreign Government & Agency Securities (Cost $3,222,192)			3,224,524

U.S. Government Agency Obligations – 7.6%
Federal Home Loan Discount Notes, 0.000%, 9/30/2019	7,000,000		6,975,383
Federal Home Loan Discount Notes, 0.000%, 8/23/2019	3,600,000		3,595,402
Federal Home Loan Discount Notes, 0.000%, 8/16/2019	1,500,000		1,498,694

Total U.S. Government Agency Obligations (Cost $12,068,674)			12,069,479

Total Short Term Investments (Cost $15,290,866)			15,294,003

Total Investments – 117.3% (Cost $180,422,450) (a)			185,546,516

Other Liabilities, less assets – (17.3)%			(27,426,336)

Net Assets – 100.0%			$158,120,180

* The principal amount is stated in U.S. dollars unless otherwise indicated.

(a) The aggregate cost for federal income purposes is $180,517,099. The aggregate gross unrealized appreciation is $5,405,557, and the aggregate gross unrealized depreciation is $376,140, resulting in net unrealized appreciation of $5,029,417.

(b) A portion or all of the security was purchased as a when issued or delayed delivery security.

(c) A portion or all of the security was segregated for collateral for when issued or delayed delivery securities.

(d) This security has been determined to be liquid under guidelines established by the Fund’s Board of Trustees.

(e) This security has been determined to be illiquid under guidelines established by the Fund’s Board of Trustees.

(f) Floating/Variable note with current rate and current maturity or next reset date shown. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

TBA — To Be Announced

VR — Variable interest rate. Rate shown is that on July 31, 2019.

144A — Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2019, the aggregate value of these securities was $18,717,466, representing 11.8% of net assets.

AGM — Assured Guaranty Municipal Corporation

NATL — National Public Finance Guarantee Corporation

EUR — Euro Dollar

JPY — Japanese Yen

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2019

At July 31, 2019, the Fund had the following forward currency contracts outstanding.

Currency	Counterparty	Contract Type	Settlement Date	Quantity	Value	Unrealized Appreciation (Depreciation)

Euro	Goldman Sachs International	Sell	8/30/2019	181,000	$201,969	$194

Euro	Citibank N.A.	Sell	9/18/2019	1,370,000	1,531,076	(409)

Japanese Yen	JP Morgan Chase Bank N.A.	Sell	10/28/2019	350,000,000	3,244,091	(232)

						$(447)

At July 31, 2019, the Fund had the following future contracts outstanding.

Description	Number of Contracts	Notional Amount	Value	Expiration Date	Unrealized Appreciation (Depreciation)

Euro Bund (Short)	14	(1,400,000)	$(2,728,921)	9/6/2019	$(27,715)

					$(27,715)

At July 31, 2019, the Fund had the following centrally cleared interest rate swap contracts outstanding.

Description	Counterparty/ Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Pay Fixed rate 2.250% Receive Floating rate 3 month USD BBA LIBOR	Morgan Stanley/LCH	9/21/2026	$2,262,000	$(54,520)	$82,954	$(137,474)

Pay Fixed rate 2.500% Receive Floating rate 3 month USD BBA LIBOR	Morgan Stanley/LCH	12/20/2027	14,850,000	(665,487)	227,501	(892,988)

Receive Fixed rate 2.25% Pay Floating rate 3 month USD BBA LIBOR	Morgan Stanley/LCH	12/20/2020	10,505,000	29,774	(15,898)	45,672

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2019

Description	Counterparty/ Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Receive Fixed rate 2.50% Pay Floating rate 3 month USD BBA LIBOR	Morgan Stanley/ LCH	3/21/2048	$730,000	$50,230	$(100,281)	$150,511

Receive Fixed rate 3.0625% Pay Floating rate 3 month USD BBA LIBOR	Morgan Stanley/ LCH	9/27/2021	6,000,000	144,302	82,983	61,319

Receive Fixed rate 2.590% Pay Floating rate 3 month USD BBA LIBOR	Morgan Stanley/ LCH	2/5/2024	9,940,000	323,442	165,616	157,826

Receive Fixed rate 1.880% Pay Floating rate 3 month USD BBA LIBOR	Morgan Stanley/ LCH	7/29/2026	5,030,000	(633)	3,431	(4,064)

Receive Fixed rate 2.410% Pay Floating rate 3 month USD BBA LIBOR	Morgan Stanley/ LCH	04/21/2021	7,980,000	58,845	56,620	2,225

					$502,926	$(616,973)

At July 31, 2019, the Fund had the following OTC interest rate swap contracts outstanding.

	Rate Type
Counterparty	Payments made by the Fund	Payments received by the Fund	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Deutsche Bank AG	1.898%	USA-CPI-U	7/15/2024	$3,758,000	$50,478	$-	$50,478

Deutsche Bank AG	2.004%	USA-CPI-U	1/15/2023	2,327,000	(16,047)	614	(16,661)

						$614	$33,817

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2019

At July 31, 2019, the Fund had the following centrally cleared credit default swap contracts outstanding.

Description	Counterparty/ Exchange	Expiration Date	Notional Amount(h)	Value(i)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Buy Protection(g):

CDX-NAHY Series 32, Version 2, 5 Year Index, Fixed Rate 5.00% (j)	Morgan Stanley/ICE	6/20/2024	$440,550	$(33,206)	$(22,810)	$(10,396)

					$(22,810)	$(10,396)

ICE — Intercontinental Exchange

LCH — London Clearing House

(g) If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller/ (pay to the buyer) of protection an amount equal to the notional amount of the swap and deliver/(take delivery) of the referenced obligation or underlying securities comprising the referenced index or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(h) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(i) The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(j) Ratings of Moody’s/S&P — B1/B+

DOMINI FUNDS EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Domini Funds, you incur two types of costs:

(1) Transaction costs such as redemption fees deducted from any redemption or exchange proceeds if you sell or exchange shares of the fund after holding them less than 30 days and sales charges (loads) on Class A shares and

(2) Ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on February 1, 2019 and held through July 31, 2019.

Certain Account Fees

Some accounts are subject to recurring annual service fees and maintenance fees that are not included in the expenses shown in the table. If your account was subject to these fees, then the actual account values at the end of the period would be lower and the actual expense would be higher. You may avoid the annual service fee by choosing paperless electronic delivery of statements, prospectuses, shareholder reports and other materials.

Actual Expenses

The line of the table captioned ‘‘Actual Expenses’’ below provides information about actual account value and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000.

(2) Multiply your result in step 1 by the number in the first line under the heading ‘‘Expenses Paid During Period’’ in the table.

The result equals the estimated expenses you paid on your account during the period.

Hypothetical Expenses

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s return. The hypothetical account values and expenses may not be used to estimate actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical example that appears in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Name	Expenses	Beginning Account Value as of 2/1/2019	Ending Account Value as of 7/31/2019	Expenses Paid During Period 2/1/2019 – 7/31/2019
Domini Impact International Equity Fund Investor Shares	Actual Expenses	$1,000.00	$1,013.50	$6.98[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,017.86	$6.99[1]
Domini Impact International Equity Fund Class A Shares	Actual Expenses	$1,000.00	$1,014.40	$7.16[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,017.68	$7.17[1]
Domini Impact International Equity Fund Institutional Shares	Actual Expenses	$1,000.00	$1,015.60	$5.00[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,019.83	$5.02[1]
Domini Impact International Equity Fund Class Y Shares	Actual Expenses	$1,000.00	$1,015.30	$5.61[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,019.22	$5.63[1]
Domini Impact Equity Fund Investor Shares	Actual Expenses	$1,000.00	$1,121.20	$5.57[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,019.54	$5.31[2]
Domini Impact Equity Fund Class A Shares	Actual Expenses	$1,000.00	$1,120.70	$5.79[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,019.33	$5.52[2]
Domini Impact Equity Fund Institutional Shares	Actual Expenses	$1,000.00	$1,122.80	$3.96[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,021.06	$3.77[2]
Domini Impact Equity Fund Class R Shares	Actual Expenses	$1,000.00	$1,123.00	$4.28[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.77	$4.07[2]

Fund Name	Expenses	Beginning Account Value as of 2/1/2019	Ending Account Value as of 7/31/2019	Expenses Paid During Period 2/1/2019 – 7/31/2019
Domini Impact Bond Fund Investor Shares	Actual Expenses	$1,000.00	$1,056.60	$4.44[3]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.47	$4.36[3]
Domini Impact Bond Fund Institutional Shares	Actual Expenses	$1,000.00	$1,058.50	$2.91[3]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,021.96	$2.86[3]

1Expenses are equal to the Fund’s annualized expense ratio of 1.40% for Investor shares, or 1.43% for Class A shares, or 1.00% for Institutional shares, or 1.12% for Class Y shares, multiplied by average account value over the period, multiplied by 181, and divided by 365.

2Expenses are equal to the Fund’s annualized expense ratio of 1.06% for Investor shares, or 1.10% for Class A shares, or 0.75% for Institutional Class, or 0.81% for Class R shares, multiplied by average account value over the period, multiplied by 181, and divided by 365.

3Expenses are equal to the Fund’s annualized expense ratio of 0.87% for Investor Shares, or 0.57% for Institutional Class, multiplied by average account value over the period, multiplied by 181, and divided by 365.

STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2019

	Domini Impact International Equity Fund	Domini Impact Equity Fund
ASSETS
Investments, at value (cost $1,147,086,326, and $641,085,712, respectively)	$1,203,731,980	$772,398,425
Cash	12,569,977	1,480,563
Foreign currency, at value (cost $640,784, and $45,718, respectively)	640,784	45,737
Receivable for securities sold	1,355,102	-
Receivable for capital shares	2,674,076	209,465
Dividend receivable	2,724,007	736,466
Tax reclaim receivable	2,258,027	73,880

Total assets	1,225,953,953	774,944,536

LIABILITIES
Payable for securities purchased	1,000,247	-
Payable for capital shares	1,532,743	5,223,572
Management /Sponsorship fee payable	941,569	430,537
Distribution fee payable	99,913	137,775
Other accrued expenses	940,285	234,450
Foreign tax payable	541,927	3,357

Total liabilities	5,056,684	6,029,691

NET ASSETS	$1,220,897,269	$768,914,845

NET ASSETS CONSIST OF
Paid-in capital	$1,258,596,769	$624,399,327
Total distributable earnings (loss)	(37,699,500)	144,515,518

NET ASSETS	$1,220,897,269	$768,914,845

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES (continued)

July 31, 2019

	Domini Impact International Equity Fund	Domini Impact Equity Fund
NET ASSET VALUE PER SHARE

Investor Shares
Net assets	$431,806,166	$643,148,947

Outstanding shares of beneficial interest	55,777,558	28,612,081

Net asset value and offering price per share*	$7.74	$22.48

Class A Shares
Net assets	$27,112,978	$6,964,364

Outstanding shares of beneficial interest	3,299,246	310,023

Net asset value*	$8.22	$22.46

Maximum offering price per share (net asset value per share / (1-4.75%))	$8.63	$23.58

Institutional shares
Net assets	$523,999,868	$98,825,812

Outstanding shares of beneficial interest	68,125,913	4,410,280

Net asset value and offering price per share*	$7.69	$22.41

Class R shares
Net assets		$19,975,722

Outstanding shares of beneficial interest		891,072

Net asset value and offering price per share*		$22.42

Class Y shares
Net assets	$237,978,257

Outstanding shares of beneficial interest	30,909,994

Net asset value and offering price per share*	$7.70

* Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS

For the Year Ended July 31, 2019

	Domini Impact International Equity Fund	Domini Impact Equity Fund
INCOME
Dividends (net of foreign taxes $4,271,082, and $250,884, respectively)	$41,952,358	$15,344,487
Interest income	83,272	42,262

Investment Income	42,035,630	15,386,749

EXPENSES
Management /Sponsorship fees	11,265,290	5,020,450
Distribution fees – Investor shares	1,265,790	1,566,399
Distribution fees – Class A shares	118,281	17,016
Transfer agent fees – Investor shares	734,516	593,715
Transfer agent fees – Class A shares	89,059	8,592
Transfer agent fees – Institutional shares	19,417	4,137
Transfer agent fees – Class R shares	-	2,637
Transfer agent fees – Class Y shares	169,646	-
Custody and Accounting fees	954,039	180,516
Registration fees – Investor shares	65,955	27,479
Registration fees – Class A shares	22,229	20,219
Registration fees – Institutional shares	59,350	22,874
Registration fees – Class R shares	-	20,227
Registration fees – Class Y shares	45,118	-
Shareholder Communication fees	138,363	57,456
Professional fees	95,488	171,910
Trustees fees	81,802	46,143
Shareholder Service fees – Investor shares	49,648	51,317
Shareholder Service fees – Class A shares	9,856	677
Shareholder Service fees – Institutional shares	1,208	148
Shareholder Service fees – Class R shares	-	117
Shareholder Service fees – Class Y shares	17	-
Miscellaneous	110,861	72,801

Total expenses	15,295,933	7,884,830
Fees waived and expenses reimbursed	-	(158,683)
Transfer agent credits	(3,987)	(3,437)

Net expenses	15,291,946	7,722,710

NET INVESTMENT INCOME (LOSS)	26,743,684	7,664,039

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY
NET REALIZED GAIN (LOSS) FROM:
Investments	(103,097,100)	23,813,875
Foreign currency	(225,349)	(6,930)

Net realized gain (loss)	(103,322,449)	23,806,945

NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments	(24,031,658)	11,825,906
Translation of assets and liabilities in foreign currencies	7,146	19

Net change in unrealized appreciation (depreciation)	(24,024,512)	11,825,925

NET REALIZED AND UNREALIZED GAIN (LOSS)	(127,346,961)	35,632,870

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(100,603,277)	$43,296,909

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT INTERNATIONAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2019	Year Ended July 31, 2018
INCREASE IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$26,743,684	$25,244,382
Net realized gain (loss)	(103,322,449)	55,062,417
Net change in unrealized appreciation (depreciation)	(24,024,512)	(61,775,696)

Net Increase (Decrease) in Net Assets Resulting from Operations	(100,603,277)	18,531,103

DISTRIBUTIONS TO SHAREHOLDERS
Investor shares	(24,163,150)	(16,514,392)
Class A shares	(1,460,369)	(2,135,355)
Institutional shares	(29,162,105)	(15,242,059)
Class Y shares	(7,093,471)	-

Net Decrease in Net Assets from Distributions	(61,879,095)	(33,891,806)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	676,424,309	794,630,243
Net asset value of shares issued in reinvestment of distributions and dividends	46,072,573	22,168,564
Payments for shares redeemed	(753,471,348)	(451,631,004)
Redemption fees	5,202	15,600

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(30,969,264)	365,183,403

Total Increase (Decrease) in Net Assets	(193,451,636)	349,822,700

NET ASSETS
Beginning of period	$1,414,348,905	$1,064,526,205

End of period	$1,220,897,269	$1,414,348,905

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2019	Year Ended July 31, 2018
INCREASE IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$7,664,039	$10,392,597
Net realized gain (loss)	23,806,945	91,205,733
Net change in unrealized appreciation (depreciation)	11,825,925	(17,065,787)

Net Increase (Decrease) in Net Assets Resulting from Operations	43,296,909	84,532,543

DISTRIBUTIONS TO SHAREHOLDERS
Investor shares	(71,979,925)	(38,419,518)
Class A shares	(768,457)	(2,900,734)
Institutional shares	(13,430,821)	(15,960,858)
Class R shares	(2,084,463)	(9,142,009)

Net Decrease in Net Assets from Distributions	(88,263,666)	(66,423,119)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	31,531,132	41,060,836
Net asset value of shares issued in reinvestment of distributions and dividends	82,374,138	64,190,173
Payments for shares redeemed	(115,143,001)	(169,946,588)
Redemption fees	1,250	6,670

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,236,481)	(64,688,909)

Total Increase (Decrease) in Net Assets	(46,203,238)	(46,579,485)

NET ASSETS
Beginning of period	$815,118,083	$861,697,568

End of period	$768,914,845	$815,118,083

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT INTERNATIONAL EQUITY FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2019		2018		2017		2016		2015
For a share outstanding for the period:
Net asset value, beginning of period	$8.72		$8.76		$7.38		$8.05		$8.26

Income from investment operations:
Net investment income (loss)	0.15		0.16		0.15		0.12		0.13
Net realized and unrealized gain (loss) on investments	(0.77)		0.02		1.35		(0.53)		0.20

Total income (loss) from investment operations	(0.62)		0.18		1.50		(0.41)		0.33

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.13)		(0.22)		(0.12)		(0.07)		(0.11)
Distributions to shareholders from net realized gain	(0.23)		-		-		(0.19)		(0.43)

Total distributions	(0.36)		(0.22)		(0.12)		(0.26)		(0.54)

Redemption fee proceeds[4]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$7.74		$8.72		$8.76		$7.38		$8.05

Total return[2]	-6.81%		2.08%		20.61%		-5.12%		4.65%
Portfolio turnover	77%		68%		73%		89%		88%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$432		$612		$595		$385		$320
Ratio of expenses to average net assets	1.41%	[3]	1.41%		1.46%		1.52%		1.59%
Ratio of gross expenses to average net assets	1.41%		1.41%		1.46%		1.52%		1.59%
Ratio of net investment income (loss) to average net assets	1.70%		1.81%		2.06%		1.59%		1.32%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 1.41% for the year ended July 31, 2019.

4 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT INTERNATIONAL EQUITY FUND — CLASS A SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2019		2018		2017		2016		2015
For a share outstanding for the period:
Net asset value, beginning of period	$9.18		$9.21		$7.76		$8.45		$8.64

Income from investment operations:
Net investment income (loss)	0.34		0.15		0.14		0.11		0.14
Net realized and unrealized gain (loss) on investments	(0.99)		0.04		1.43		(0.54)		0.21

Total income (loss) from investment operations	(0.65)		0.19		1.57		(0.43)		0.35

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.08)		(0.22)		(0.12)		(0.07)		(0.11)
Distributions to shareholders from net realized gain	(0.23)		-		-		(0.19)		(0.43)

Total distributions	(0.31)		(0.22)		(0.12)		(0.26)		(0.54)

Redemption fee proceeds[5]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$8.22		$9.18		$9.21		$7.76		$8.45

Total return[2]	-6.83%		2.00%		20.44%		-5.07%		4.71%
Portfolio turnover	77%		68%		73%		89%		88%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$27		$81		$85		$55		$51
Ratio of expenses to average net assets	1.43%	[4]	1.47%		1.52%	[3]	1.53%	[3]	1.57%	[3]
Ratio of gross expenses to average net assets	1.43%		1.47%		1.53%		1.59%		1.68%
Ratio of net investment income (loss) to average net assets	1.41%		1.63%		1.99%		1.47%		1.46%

1 Amount represents less than 0.005 per share.

2 Total return does not reflect sales commissions and is not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, and the Distributor of the Fund.

4 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 1.43% for the year ended July 31, 2019.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT INTERNATIONAL EQUITY FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2019		2018		2017		2016		2015
For a share outstanding for the period:
Net asset value, beginning of period	$8.70		$8.74		$7.39		$8.07		$8.28

Income from investment operations:
Net investment income (loss)	0.18		0.18		0.19		0.15		0.16
Net realized and unrealized gain (loss) on investments	(0.78)		0.05		1.32		(0.54)		0.21

Total income (loss) from investment operations	(0.60)		0.23		1.51		(0.39)		0.37

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.18)		(0.27)		(0.16)		(0.10)		(0.15)
Distributions to shareholders from net realized gain	(0.23)		-		-		(0.19)		(0.43)

Total distributions	(0.41)		(0.27)		(0.16)		(0.29)		(0.58)

Redemption fee proceeds[5]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$7.69		$8.70		$8.74		$7.39		$8.07

Total return[2]	-6.49%		2.58%		20.80%		-4.74%		5.24%
Portfolio turnover	77%		68%		73%		89%		88%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$524		$580		$384		$167		$61
Ratio of expenses to average net assets	1.01%	[4]	1.02%		1.07%		1.10%		1.15%	[3]
Ratio of gross expenses to average net assets	1.01%		1.02%		1.07%		1.10%		1.15%
Ratio of net investment income (loss) to average net assets	2.30%		2.22%		2.82%		2.22%		1.78%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager of the Fund.

4 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 1.01% for the year ended July 31, 2019.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT INTERNATIONAL EQUITY FUND — CLASS Y SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31, 2019		For the Period July 23, 2018 (commencement of operations) through July 31, 2018
For a share outstanding for the period:
Net asset value, beginning of period	$8.71		$8.56

Income from investment operations:
Net investment income (loss)	0.23		-
Net realized and unrealized gain (loss) on investments	(0.83)		0.15

Total income (loss) from investment operations	(0.60)		0.15

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.18)		-
Distributions to shareholders from net realized gain	(0.23)		-

Total distributions	(0.41)		-

Redemption fee proceeds	-		-

Net asset value, end of period	$7.70		$8.71

Total return[1]	-6.50%		1.75%
Portfolio turnover	77%		68%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$238		$142
Ratio of expenses to average net assets	1.13%	[2]	1.13%
Ratio of gross expenses to average net assets	1.13%		1.13%
Ratio of net investment income (loss) to average net assets	2.81%		0.32%

1 Not annualized for periods less than one year.

2 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 1.13% for the year ended July 31, 2019.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2019		2018		2017^		2016^		2015^
For a share outstanding for the period:
Net asset value, beginning of period	$24.18		$23.18	^	$20.76		$22.70		$23.42

Income from investment operations:
Net investment income (loss)	0.18		0.27	[5]	0.21	[5]	0.45		0.26	[5]
Net realized and unrealized gain (loss) on investments	0.81		2.09	[5]	2.69		(1.04)		0.93

Total income (loss) from investment operations	0.99		2.36		2.90		(0.59)		1.19

Less dividends and distributions:
Dividends to shareholders from net investment income	(0.21)		(0.17)	^	(0.12)		(0.24)		(0.18)
Distributions to shareholders from net realized gain	(2.48)		(1.19)	^	(0.36)		(1.10)		(1.73)
Tax return of capital[5]	-		-		-		(0.01)		-

Total distributions	(2.69)		(1.36)		(0.48)		(1.35)		(1.91)

Redemption fee proceeds[5]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$22.48		$24.18		$23.18		$20.76		$22.70

Total return[2]	6.31%		10.32%		14.07%		-2.47%		5.21%
Portfolio turnover	95%		78%		85%		91%		103%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$643		$669		$675		$656		$752
Ratio of expenses to average net assets	1.07%	[3,4]	1.10%		1.14%		1.14%		1.16%
Ratio of gross expenses to average net assets	1.09%		1.10%		1.14%		1.14%		1.16%
Ratio of net investment income (loss) to average net assets	0.96%		1.15%		0.94%		2.06%		1.10%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, the Sponsor, and the Distributor of the Fund.

4 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 1.07% for the year ended July 31, 2019.

5 Based on average shares outstanding.

^ All per share amounts and net asset values have been adjusted as a result of the 1.9988601 for 1 share split on January 26, 2018 ( see Note 4).

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND — CLASS A SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2019		2018		2017^		2016^		2015^
For a share outstanding for the period:
Net asset value, beginning of period	$24.17		$33.41	^	$34.01		$48.90		$64.35

Income from investment operations:
Net investment income (loss)	0.23		0.31	[5]	0.32	[5]	1.53		0.56	[5]
Net realized and unrealized gain (loss) on investments	0.75		2.84	[5]	4.14		(3.19)		2.45

Total income (loss) from investment operations	0.98		3.15		4.46		(1.66)		3.01

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.21)		(1.35)	^	(1.72)		(3.02)		(2.41)
Distributions to shareholders from net realized gain	(2.48)		(11.04)	^	(3.34)		(10.21)		(16.05)
Tax return of capital[5]	-		-		-		(0.00)	[1]	-

Total distributions	(2.69)		(12.39)		(5.06)		(13.23)		(18.46)

Redemption fee proceeds[5]	0.00	[1]	-		-		-		-

Net asset value, end of period	$22.46		$24.17		$33.41		$34.01		$48.90

Total return[2]	6.28%		10.36%		13.97%		-2.61%		5.19%
Portfolio turnover	95%		78%		85%		91%		103%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$7		$7		$8		$8		$11
Ratio of expenses to average net assets	1.09%	[3,4]	1.12%	[3]	1.16%	[3]	1.18%	[3]	1.18%	[3]
Ratio of gross expenses to average net assets	1.43%		1.38%		1.46%		1.41%		1.39%
Ratio of net investment income (loss) to average net assets	0.95%		1.14%		0.92%		2.00%		1.06%

1 Amount represents less than 0.005 per share.

2 Total return does not reflect sales commissions and is not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, the Sponsor, and the Distributor of the Fund.

4 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 1.09% for the year ended July 31, 2019.

5 Based on average shares outstanding.

^ All per share amounts and net asset values have been adjusted as a result of the 0.2155310 for 1 reverse share split on January 26, 2018 ( see Note 4).

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2019		2018		2017		2016		2015
For a share outstanding for the period:
Net asset value, beginning of period	$24.18		$24.46		$22.40		$25.95		$28.49

Income from investment operations:
Net investment income (loss)	0.08		0.37		0.31	[5]	0.55		0.40	[5]
Net realized and unrealized gain (loss) on investments	0.98		2.17		2.87		(1.20)		1.11

Total income (loss) from investment operations	1.06		2.54		3.18		(0.65)		1.51

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.35)		(0.44)		(0.40)		(0.70)		(0.59)
Distributions to shareholders from net realized gain	(2.48)		(2.38)		(0.72)		(2.20)		(3.46)
Tax return of capital[5]	-		-		-		(0.00)	[1]	-

Total distributions	(2.83)		(2.82)		(1.12)		(2.90)		(4.05)

Redemption fee proceeds[5]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$22.41		$24.18		$24.46		$22.40		$25.95

Total return[2]	6.69%		10.68%		14.51%		-2.14%		5.56%
Portfolio turnover	95%		78%		85%		91%		103%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$99		$120		$157		$205		$237
Ratio of expenses to average net assets	0.74%	[3,4]	0.74%	[3]	0.79%		0.80%	[3]	0.80%	[3]
Ratio of gross expenses to average net assets	0.76%		0.76%		0.79%		0.81%		0.80%
Ratio of net investment income (loss) to average net assets	1.31%		1.52%		1.31%		2.40%		1.47%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, and the Sponsor of the Fund.

4 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 0.74% for the year ended July 31, 2019.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND — CLASS R SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2019		2018		2017^		2016^		2015^
For a share outstanding for the period:
Net asset value, beginning of period	$24.18		$37.86	^	$39.86		$60.43		$82.35

Income from investment operations:
Net investment income (loss)	3.04		0.41	[5]	0.51	[5]	3.15		0.96	[5]
Net realized and unrealized gain (loss) on investments	(2.00)		3.21	[5]	4.69		(5.08)		3.15

Total income (loss) from investment operations	1.04		3.62		5.20		(1.93)		4.11

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.32)		(2.00)	^	(2.57)		(4.50)		(3.79)
Distributions to shareholders from net realized gain	(2.48)		(15.30)	^	(4.63)		(14.14)		(22.24)
Tax return of capital[5]	-		-		-		(0.00)	[1]	-

Total distributions	(2.80)		(17.30)		(7.20)		(18.64)		(26.03)

Redemption fee proceeds[5]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$22.42		$24.18		$37.86		$39.86		$60.43

Total return[2]	6.62%		10.71%		14.20%		-2.22%		5.55%
Portfolio turnover	95%		78%		85%		91%		103%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$20		$18		$21		$44		$55
Ratio of expenses to average net assets	0.80%	[3,4]	0.80%	[3]	0.83%	[3]	0.82%		0.85%
Ratio of gross expenses to average net assets	0.88%		0.84%		0.85%		0.82%		0.85%
Ratio of net investment income (loss) to average net assets	1.23%		1.46%		1.28%		2.39%		1.41%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, and the Sponsor, of the Fund.

4 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 0.80% for the year ended July 31, 2019.

5 Based on average shares outstanding.

^ All per share amounts and net asset values have been adjusted as a result of the 0.1555580 for 1 reverse share split on January 26, 2018 ( see Note 4).

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT INTERNATIONAL EQUITY FUND

DOMINI IMPACT EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2019

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Investment Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Domini Investment Trust comprises three separate series: Domini Impact International Equity Fund, Domini Impact Equity Fund, and Domini Impact Bond Fund (each the “Fund,” collectively the “Funds”). The financial statements of the Domini Impact Bond Fund are included on page 93 of this report. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”. The Domini Impact International Equity Fund offers Investor shares, Class A shares, Institutional shares and Class Y shares. Class A, Institutional and Class Y shares of the Domini Impact International Equity Fund were not offered prior to November 28, 2008, November 30, 2012, and June 15, 2018 respectively. The Domini Impact Equity Fund offers Investor shares, Class A shares, Institutional shares and Class R shares. Class R shares of the Domini Impact Equity Fund commenced on November 28, 2003. Class A and Institutional shares of the Domini Impact Equity Fund commenced on November 28, 2008. The Investor shares, Institutional shares, Class R shares and Class Y shares are sold at their offering price, which is net asset value. The Class A shares are sold with a front-end sales charge (load) of up to 4.75%. The Institutional shares may only be purchased by or for the benefit of investors that meet the minimum investment requirements, and fall within the following categories: endowments, foundations, religious organizations and other nonprofit entities, individuals, retirement plan sponsors, family office clients, certain corporate or similar institutions, or omnibus accounts maintained by financial intermediaries and that are approved by the Fund’s Distributor. Class R shares are generally available only to certain eligible retirement plans and endowments, foundations, religious organizations, and other tax-exempt entities that are approved by the Fund’s Distributor. Class Y shares may only be purchased through omnibus accounts held on the books of the Fund for financial intermediaries that have been approved by the Funds’ distributor. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets, and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and registration fees, directly attributable to that class. Class R, Institutional and Class Y shares are not subject to distribution and service fees.

DOMINI IMPACT INTERNATIONAL EQUITY FUND

DOMINI IMPACT EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2019

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Funds’ significant accounting policies.

(A) Valuation of Investments. Securities listed or traded on national securities exchanges are valued at the last sale price reported by the security’s primary exchange or, if there have been no sales that day, at the mean of the current bid and ask price that represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the “NOCP”). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Securities for which market quotations are not readily available or as a result of an event occurring after the close of the foreign market but before pricing the Funds are valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Board of Trustees. Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Trusts’ manager or submanager, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined by consideration of other factors (including the use of an independent pricing service) by or under the direction of the Board of Trustees or its delegates.

The Funds follow a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the Fund’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

DOMINI IMPACT INTERNATIONAL EQUITY FUND

DOMINI IMPACT EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2019

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used by the Domini Impact International Equity Fund, as of July 31, 2019, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Communication Services	$-	$69,064,284	$-	$69,064,284
Consumer Discretionary	2,521,175	154,023,067	-	156,544,242
Consumer Staples	26,218,472	80,457,823	-	106,676,295
Financials	9,722,431	233,818,613	-	243,541,044
Health Care	6,314,053	149,038,567	-	155,352,620
Industrials	-	219,071,797	-	219,071,797
Information Technology	10,215,197	95,682,805	-	105,898,002
Materials	-	55,694,388	-	55,694,388
Real Estate	-	81,600,648	-	81,600,648
Utilities	2,534,742	7,753,918	-	10,288,660

Total	$57,526,070	$1,146,205,910	$-	$1,203,731,980

The following is a summary of the inputs used by the Domini Impact Equity Fund, as of July 31, 2019, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Telecommunication Services	$75,181,570	$-	$-	$75,181,570
Consumer Discretionary	90,474,657	-	-	90,474,657
Consumer Staples	49,058,502	-	-	49,058,502
Energy	791,268	-	-	791,268
Financials	91,571,149	-	-	91,571,149
Health Care	118,526,964	-	-	118,526,964
Industrials	59,714,276	-	-	59,714,276
Information Technology	238,273,438	-	-	238,273,438
Materials	15,384,308	-	-	15,384,308
Real Estate	25,442,603	-	-	25,442,603
Utilities	7,979,690	-	-	7,979,690

Total	$772,398,425	$-	$-	$772,398,425

DOMINI IMPACT INTERNATIONAL EQUITY FUND

DOMINI IMPACT EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2019

(B) Foreign Currency Translation. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees. The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates.

(C) Foreign Currency Contracts. When the Funds purchase or sell foreign securities, they enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date. The Domini Impact Equity Fund had no open foreign currency spot contracts and the Domini Impact International Equity Fund had $1,000,247 outstanding as of July 31, 2019.

(D) Investment Transactions, Investment Income and Dividends to Shareholders. Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income, net of any applicable withholding tax, is recorded on the ex-dividend date or for certain foreign securities, when the information becomes available to the Funds. The Funds earn income daily, net of Fund expenses. Dividends to shareholders of the Domini Impact International Equity Fund are usually declared and paid semiannually from net investment income. Dividends to shareholders of the Domini Impact Equity Fund are usually declared and paid quarterly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in

DOMINI IMPACT INTERNATIONAL EQUITY FUND

DOMINI IMPACT EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2019

conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Funds’ components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

Effective for the year ended July 31, 2019, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The prior period amounts affected by this change are shown below as they were in the prior year Statements of Changes in Net Assets.

For the year ended July 31, 2018, distributions to shareholders were as follows:

	Domini Impact International Equity Fund	Domini Impact Equity Fund

Dividends to shareholders from net investment income:
Investor Shares	$16,514,392	$4,746,471
Class A Shares	2,135,355	325,093
Institutional Shares	15,242,059	2,441,449
Class R Shares	-	1,091,049
Distributions to shareholders from net realized gain:
Investor Shares	-	33,673,047
Class A Shares	-	2,575,641
Institutional Shares	-	13,519,409
Class R Shares	-	8,050,960

	$33,891,806	$66,423,119

Undistributed net investment income	$9,133,608	$654,903

(E) Federal Taxes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary. As of July 31, 2019, tax years 2016 through 2019 remain subject to examination by the Funds’ major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts, and New York State.

(F) Redemption Fees. Redemptions and exchanges of Fund shares held less than 30 days may be subject to the Funds’ redemption fee, which is 2% of the amount redeemed. The fee is imposed to offset transaction costs and other expenses associated with short-term investing. The fee may be waived in certain circumstances at the discretion of the Funds. Such fees are retained by the Funds and are recorded as an adjustment to paid-in capital.

DOMINI IMPACT INTERNATIONAL EQUITY FUND

DOMINI IMPACT EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2019

(G) Other. Income, expenses (other than those attributable to a specific class), gains, and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

(H) Transfer Agent Credits. Per the arrangement with the Funds’ transfer agent, BNY Mellon Investment Servicing (U.S.) Inc., the Funds have arrangements whereby they may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the Funds include earnings credits as an expense offset in the Statement of Operations. For the year ended July 31, 2019, transfer agent fees of the Funds, under these arrangements, were reduced as follows:

Domini Impact International Equity Fund Investor shares	$3,260

Domini Impact International Equity Fund Class A shares	639

Domini Impact International Equity Fund Institutional shares	87

Domini Impact International Equity Fund Class Y shares	1

Domini Impact Equity Fund Investor shares	3,370

Domini Impact Equity Fund Class A shares	44

Domini Impact Equity Fund Class Institutional shares	11

Domini Impact Equity Fund Class R shares	12

(I) Indemnification. The Funds’ organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager/Sponsor. The Funds have retained Domini Impact Investments LLC (Domini) to serve as investment manager and administrator. Domini is registered as an investment adviser under the Investment Advisers Act of 1940. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Funds. For its services under the Management

DOMINI IMPACT INTERNATIONAL EQUITY FUND

DOMINI IMPACT EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2019

Agreements, Domini receives from each Fund a fee accrued daily and paid monthly at the annual rate below of the respective Funds’ average daily net assets before any fee waivers:

Domini Impact International Equity Fund	1.00% of the first $250 million of net assets managed,
(prior to May 1, 2017)	0.94% of the next $250 million of net assets managed, and
0.88% of net assets managed in excess of $500 million

(effective May 1, 2017)	0.97% of the first $250 million of net assets managed,
0.92% of the next $250 million of net assets managed, and
0.855% of the next $500 million of net assets managed
0.83% of net assets managed in excess of $1 billion

Domini Impact Equity Fund (prior to May 1, 2017)	0.30% of the first $2 billion of net assets managed,
0.29% of the next $1 billion of net assets managed, and
0.28% of net assets managed in excess of $3 billion

(May 1, 2017 to November 30, 2018)	0.245% of the first $250 million of net assets managed,
0.24% of the next $250 million of net assets managed, and
0.235% of the next $500 million of net assets managed
0.23% of net assets managed in excess of $1 billion

(effective December 1, 2018)	0.20% of the first $2 billion of net assets managed,
0.19% of the next $1 billion of net assets managed, and
0.18% of net assets managed in excess of $3 billion

Pursuant to a Sponsorship Agreement (with respect to the Domini Impact Equity Fund) Domini provides the Funds with the administrative personnel and services necessary to operate the Funds. In addition to general administrative services and facilities for the Funds similar to those provided by Domini under the Management Agreements, Domini answers questions from the general public and the media regarding the securities holdings of the Funds. For these services and facilities, Domini receives fees accrued daily and paid monthly from the Funds at the annual rate below of the respective Funds’ average daily net assets before any fee waivers:

Domini Impact Equity Fund	0.45% of the first $2 billion of net assets managed,
0.44% of the next $1 billion of net assets managed, and
0.43% of net assets managed in excess of $3 billion

Effective July 23, 2018, Domini agreed to reduce its fees and reimburse expenses to keep the aggregate annual operating expenses of the International Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), at no greater than 1.15% of the average daily net assets of the Class Y shares of the Fund through November 30, 2019, absent an earlier modification by Fund’s Board. Effective June 15, 2018, Domini agreed to reduce its fees and reimburse expenses to keep the aggregate annual operating expenses (excluding brokerage fees and commissions, interest, taxes,

DOMINI IMPACT INTERNATIONAL EQUITY FUND

DOMINI IMPACT EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2019

and other extraordinary expenses), at no greater than 1.43% of the average daily net assets of the Class A shares of the Fund through November 30, 2019, absent an earlier modification by Fund’s Board. For the period from November 30, 2017 through June 14, 2018, Domini agreed to reduce its fees and reimburse expenses to keep the aggregate annual operating expenses (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), at no greater than 1.51% of the average daily net assets of the Class A shares of the International Fund, absent an earlier modification by the Board of Trustees which oversee the Funds. For periods prior to November 30, 2017, Domini contractually agreed to reduce its fees and reimburse expenses to keep the aggregate annual operating expenses (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), at no greater than 1.60%, 1.57%, and 1.27% of the average daily net assets of the Investor, Class A, and Institutional shares of the International Fund, respectively, absent an earlier modification by the Board of Trustees which oversee the Fund.

Effective December 1, 2018, Domini agreed to reduce its fees and reimburse expenses to keep the aggregate annual operating expenses of the Equity Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), at no greater than 1.09%, 0.74% and 0.80% of the average daily net assets of the Investor shares, Institutional shares and Class R shares of the Fund, respectively. This agreement will continue until November 30, 2019, absent an earlier modification by the Board of Trustees which oversee the Funds. For the period from June 15, 2018 through November 30, 2019, Domini contractually agreed to reduce its fees and reimburse expenses to keep the aggregate annual operating expenses (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), at no greater than 1.09% of the average daily net assets of the Class A shares of the Equity Fund, respectively, absent an earlier modification by the Board of Trustees which oversee the Fund. For the period from November 30, 2017, through June 14, 2018, Domini contractually agreed to reduce its fees and reimburse expenses to keep the aggregate annual operating expenses (excluding brokerage fees and commissions, interest taxes, and other extraordinary expenses), at no greater than 1.12% of the average daily net assets of the Class A shares of the Equity Fund, absent an earlier modification of the Board of Trustees which oversee the Fund. For the period from November 30, 2017 through November 30, 2018, Domini contractually agreed to reduce its fees and reimburse expenses to keep the aggregate annual operating expenses (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), at no greater than 0.74% of the average

DOMINI IMPACT INTERNATIONAL EQUITY FUND

DOMINI IMPACT EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2019

daily net assets of the Institutional shares of the Equity Fund, respectively, absent an earlier modification by the Board of Trustees which oversee the Fund. For periods prior to November 30, 2017, Domini contractually agreed to reduce its fees and reimburse expenses to keep the aggregate annual operating expenses (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), at no greater than 1.25%, 1.18%, 0.80%, and 0.90% of the average daily net assets of the Investor, Class A, Institutional, and Class R shares of the Equity Fund, respectively, absent an earlier modification by the Board of Trustees which oversee the Fund.

For the year ended July 31, 2019, Domini waived fees and reimbursed expenses as follows:

	FEES WAIVED	EXPENSES REIMBURSED

Domini Impact International Equity Fund	$-	$-
Domini Impact Equity Fund	-	141,667

Fees waived and/or expenses reimbursed under the Expense Limitation Agreement are only recoverable by Domini and/or its affiliates in the current fiscal year to the extent actual Fund expenses are less than the contractual expense cap during such year.

As of July 31, 2019, Domini owned less than 1% of any class of the outstanding shares of each Fund.

(B) Submanager. Wellington Management Company LLP (Wellington), a Delaware limited liability partnership, provides investment submanagement services to the Domini Impact International Fund on a day-to-day basis pursuant to a Submanagement Agreement with Domini. SSGA Funds Management, Inc. (“SSGA”) provides investment submanagement services to the Domini Impact Equity Fund on a day-to-day basis pursuant to a submanagement Agreement with Domini. Prior to December 1, 2018, Wellington provided investment submanagement services to the Domini Impact Equity Fund.

(C) Distributor. The Board of Trustees of the Funds has adopted a Distribution Plan with respect to the Funds’ Investor shares and Class A shares in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSIL), acts as agent of the Funds in connection with the offering of Investor shares of the Funds pursuant to a Distribution Agreement. Under the Distribution Plan, the Funds pay expenses incurred in connection with the sale of Investor shares and Class A shares and pay DSIL a distribution fee at an aggregate annual rate not to exceed 0.25% of the average daily net assets representing the Investor shares and Class A shares.

DOMINI IMPACT INTERNATIONAL EQUITY FUND

DOMINI IMPACT EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2019

For the year ended July 31, 2019, fees waived were as follows:

FEES WAIVED

Domini Impact International Equity Fund Investor shares	$-
Domini Impact International Equity Fund Class A shares	-
Domini Impact Equity Fund Investor shares	-
Domini Impact Equity Fund Class A shares	17,016

DSIL, the Funds’ Distributor, has received commissions related to the sales of fund shares. For the year ended July 31, 2019, DSIL received $6,693, and $2,567 from the Domini Impact International Equity Fund Class A Shares, and the Domini Impact Equity Fund Class A shares, respectively.

(D) Shareholder Service Agent. The Trust has retained Domini to provide certain shareholder services with respect to the Domini Impact Equity Fund, and Domini Impact International Equity Fund and their shareholders, which services were previously provided by BNY Asset Servicing (“BNY”) or another fulfillment and mail service provider and are supplemental to services currently provided by BNY, pursuant to a transfer agency agreement between each Fund and BNY. For these services, Domini receives fees from each Fund paid monthly at an annual rate of $4.00 per active account. For the year ended July 31, 2019, there were no fees waived.

(E) Trustees and Officers. For the year ended July 31, 2019, each of the Independent Trustees received an annual retainer for serving as a Trustee of the Trust of $23,000. The Lead Independent Trustee and Chair of the Audit Committee receive an additional chairperson fee of $5,000. Each Independent Trustee also receives $2,000 for attendance at each meeting of the Board of the Trust (reduced to $1,000 in the event that a Trustee participates at an in-person meeting by telephone). In addition, each Trustee receives reimbursement for reasonable expenses incurred in attending meetings. These expenses are allocated on a pro-rata basis to each shares class of a Fund according to their respective net assets.

As of July 31, 2019, all Trustees and officers of the Trust as a group owned less than 1% of each Fund’s outstanding shares.

3. INVESTMENT TRANSACTIONS

For the year ended July 31, 2019, cost of purchase and proceeds from sales of investments other than short-term obligations were as follows:

	PURCHASE	SALES

Domini Impact International Equity Fund	$972,235,189	$1,054,968,744
Domini Impact Equity Fund	713,983,020	786,117,984

DOMINI IMPACT INTERNATIONAL EQUITY FUND

DOMINI IMPACT EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2019

4. SHARES OF BENEFICIAL INTEREST

At July 31, 2019, there was an unlimited number of shares authorized ($0.00001 par value). Transactions in the Funds’ shares were as follows:

	Year Ended July 31,
	2019		2018
	Shares	Amount	Shares	Amount

Domini Impact International Equity Fund

Investor Shares
Shares sold	24,303,904	$190,673,932	39,894,020	$356,832,367
Shares issued in reinvestment of dividends and distributions	3,091,753	22,137,191	1,413,528	12,462,152
Shares redeemed	(41,786,713)	(323,770,731)	(39,056,074)	(341,831,670)
Redemption fees	-	805	-	11,010

Net increase (decrease)	(14,391,056)	$(110,958,803)	2,251,474	$27,473,859

Class A Shares
Shares sold	967,602	$8,251,715	3,331,819	$31,380,030
Shares issued in reinvestment of dividends and distributions	177,655	1,348,666	221,769	2,059,863
Shares redeemed	(6,684,078)	(53,663,751)	(3,990,387)	(37,650,332)
Redemption fees	-	124	-	2,370

Net increase (decrease)	(5,538,821)	$(44,063,246)	(436,799)	$(4,208,069)

Institutional Shares
Shares sold	33,570,307	$259,151,456	29,935,225	$266,559,969
Shares issued in reinvestment of dividends and distributions	3,069,246	21,899,374	870,749	7,646,549
Shares redeemed	(35,175,817)	(270,160,153)	(8,085,636)	(71,451,343)
Redemption fees	-	4,273	-	2,220

Net increase (decrease)	1,463,736	$10,894,950	22,720,338	$202,757,395

Class Y Shares
Shares sold	28,384,340	$218,347,206	16,332,872	$139,857,877
Shares issued in reinvestment of dividends and distributions	89,854	687,342	-	-
Shares redeemed	(13,816,929)	(105,876,713)	(80,143)	(697,659)
Redemption fees	-	-	-	-

Net increase (decrease)	14,657,265	$113,157,835	16,252,729	$139,160,218

DOMINI IMPACT INTERNATIONAL EQUITY FUND

DOMINI IMPACT EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2019

	Year Ended July 31,
	2019		2018
	Shares	Amount	Shares	Amount

Total
Shares sold	87,226,153	$676,424,309	89,493,936	$794,630,243
Shares issued in reinvestment of dividends and distributions	6,428,508	46,072,573	2,506,046	22,168,564
Shares redeemed	(97,463,537)	(753,471,348)	(51,212,240)	(451,631,004)
Redemption fees	-	5,202	-	15,600

Net increase (decrease)	(3,808,876)	$(30,969,264)	40,787,742	$365,183,403

As approved by the Board of Trustees, the Domini Impact Equity Fund Investor Shares effected a 1.9988601 for 1 share split and the Domini Impact Equity Fund Class A Shares and Domini Impact Equity Fund R Shares effected a 0.2155310 for 1 and 0.1555580 for 1 reverse share split, respectively on January 26, 2018. The net asset value of each share class increased or decreased proportionately at that time.

	Year Ended July 31,
	2019		2018
	Shares	Amount	Shares	Amount

Domini Impact Equity Fund

Investor Shares
Shares sold	879,355	$19,126,285	917,893	$29,370,549
Shares issued in reinvestment of dividends and distributions	3,661,035	69,217,851	838,545	36,957,120
Shares redeemed	(3,591,902)	(78,754,646)	(3,320,197)	(101,150,879)
Redemption fees	-	445	-	5,862
Share increase from 1.9988601 for 1 share split	-	-	14,659,938	-

Net increase (decrease)	948,488	$9,589,935	13,096,179	$(34,817,348)

Class A Shares
Shares sold	42,283	$898,425	58,766	$629,074
Shares issued in reinvestment of dividends and distributions	31,521	597,049	545,022	2,812,219
Shares redeemed	(72,624)	(1,633,260)	(261,738)	(2,366,902)
Redemption fees	-	681	-	-
Share decrease from 0.2155310 for 1 reverse share split	-	-	(1,212,001)	-

Net increase (decrease)	1,180	$(137,105)	(869,951)	$1,074,391

DOMINI IMPACT INTERNATIONAL EQUITY FUND

DOMINI IMPACT EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2019

	Year Ended July 31,
	2019		2018
	Shares	Amount	Shares	Amount

Institutional Shares
Shares sold	352,336	$7,669,099	399,455	$9,760,419
Shares issued in reinvestment of dividends and distributions	555,983	10,479,770	646,168	15,326,138
Shares redeemed	(1,475,974)	(31,469,527)	(2,497,382)	(60,543,234)
Redemption fees	-	119	-	802

Net increase (decrease)	(567,655)	$(13,320,539)	(1,451,759)	$(35,455,875)

Class R Shares
Shares sold	172,370	$3,837,323	155,216	$1,300,794
Shares issued in reinvestment of dividends and distributions	110,110	2,079,468	2,439,012	9,094,696
Shares redeemed	(154,772)	(3,285,568)	(537,937)	(5,885,573)
Redemption fees	-	5	-	6
Share decrease from 0.1555580 for 1 reverse share split	-	-	(4,865,777)	-

Net increase (decrease)	127,708	$2,631,228	(2,809,486)	$4,509,923

Total
Shares sold	1,446,344	$31,531,132	1,531,330	$41,060,836
Shares issued in reinvestment of dividends and distributions	4,358,649	82,374,138	4,468,747	64,190,173
Shares redeemed	(5,295,272)	(115,143,001)	(6,617,254)	(169,946,588)
Redemption fees	-	1,250	-	6,670
Share increase from share split	-	-	8,582,160	-

Net increase (decrease)	509,721	$(1,236,481)	7,964,983	$(64,688,909)

5. FEDERAL TAX STATUS

The tax basis of the components of net assets for the Funds at July 31, 2019, is as follows:

	Domini Impact International Equity Fund	Domini Impact Equity Fund
Undistributed ordinary income	$34,293,912	$385,594
Undistributed capital gains	-	15,320,007
Unrealized appreciation/(depreciation)	33,899,831	128,809,917
Capital losses, other losses and other temporary differences	(105,893,243)	-

Distributable net earnings/(deficit)	$(37,699,500)	$144,515,518

DOMINI IMPACT INTERNATIONAL EQUITY FUND

DOMINI IMPACT EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2019

The difference between components of Distributable Earnings on a tax basis and the amounts reflected in the statement of assets and liabilities is primarily due to differences in book and tax policies. For the year ended July 31, 2019, the Funds made the following reclassifications to the components of net assets to align financial reporting with tax reporting:

	Domini Impact International Equity Fund	Domini Impact Equity Fund
Undistributed net investment income (loss)	$1,574,618	$(59,718)
Accumulated net realized gain (loss)	(1,574,615)	59,718
Paid in capital	(3)	-

To the extent that the Funds realize net capital gains in the future, those gains may be offset by any unused net capital loss carryforwards. The Funds are permitted to carry forward a net capital loss from any taxable year that began on or before December 22, 2010 for eight years following the year of the loss. The Funds are permitted to carry forward net capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited time period. Carryforwards of losses from taxable years that began after December 22, 2010, along with any other capital losses deferred and treated as recognized in any such year, are required to be utilized prior to carryforwards of losses incurred in taxable years that began on or before December 22, 2010. As a result of this ordering rule, carryforwards of losses from taxable years that began on or before December 22, 2010 may be more likely to expire unused. Losses from taxable years that begin after December 22, 2010 that are carried forward will retain their character as either short-term or long-term capital losses. As of July 31, 2019, the Domini Impact International Fund had a short-term capital loss carryover of $69,035,664 and long-term capital loss carryover of $36,857,579.

For federal income tax purposes, dividends paid were characterized as follows:

	Domini Impact International Equity Fund		Domini Impact Equity Fund
	Year Ended July 31,		Year Ended July 31,
	2019	2018	2019	2018

Ordinary income	$25,106,722	$33,891,806	$21,310,037	$12,405,096
Long-term capital gain	36,772,373	-	66,953,629	54,018,023

Total	$61,879,095	$33,891,806	$88,263,666	$66,423,119

The Funds are subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or

DOMINI IMPACT INTERNATIONAL EQUITY FUND

DOMINI IMPACT EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2019

expected to be taken in a tax return. The Funds did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for taxes on income, capital gains or unrealized appreciation on securities held or for excise tax on income and capital gains.

6. SUBSEQUENT EVENTS

Effective August 1, 2019, each of the Independent Trustees receives an annual retainer for serving as a Trustee of the Trust of $28,000. Each Independent Trustee also receives $2,000 for attendance at each meeting of the Board of the Trust (reduced to $1,000 in the event that a Trustee participates at an in-person meeting by telephone).

7. OTHER RISKS

The Funds’ risks include, but are not limited to, some or all of the risks discussed below:

Foreign Investing and Emerging Markets Risk: Investments in foreign regions may be more volatile and less liquid than U.S. investments due to adverse political, social, and economic developments, such as nationalization or expropriation of assets, confiscatory taxation, terrorism and political or financial instability; regulatory differences, such as accounting, auditing, and financial reporting standards and practices; natural disasters; and the degree of government oversight and supervision. With respect to the Domini Impact International Equity Fund, these risks may be heightened in connection with investments in emerging-market countries.

Liquidity Risk: The Funds may make investments that are illiquid or that become illiquid after purchase. The liquidity and value of investments can deteriorate rapidly, and they may become difficult to purchase or sell, or may be illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make markets for certain securities. Due to limitations on investments in illiquid securities, the Funds may be unable to achieve its desired level of exposure to certain sectors. If the Funds are forced to sell an illiquid investment to meet redemption requests or other cash needs, the Funds may be forced to sell such securities at a loss.

Market Risk: Securities markets may be volatile, and the market prices of the Funds’ securities may decline. Securities fluctuate in price based on changes in

DOMINI IMPACT INTERNATIONAL EQUITY FUND

DOMINI IMPACT EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2019

an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Funds fall, the value of an investment in the Funds will decline.

Market Sector Risk: The Funds may hold a large percentage of securities in a single market sector (e.g., financials). To the extent the Funds hold a large percentage of securities in a single sector, their performance will be tied closely to and affected by the performance of that sector, and the Funds will be subject to a greater degree to any market price movements, regulator or technological change, economic conditions or other developments or risks affecting such market sector than a fund without the same focus.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Domini Investment Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Domini Impact Equity Fund and Domini Impact International Equity Fund (collectively, the Funds), each a series of the Domini Investment Trust, including the portfolios of investments, as of July 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2019, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Domini investment companies since 1993.

Boston, Massachusetts

September 26, 2019

DOMINI IMPACT BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2019

ASSETS:
Investments at value (cost $180,422,450)	$185,546,516
Cash	2,438,527
Foreign currency (cost $9,486)	9,459
Receivable for securities sold	2,895,781
Interest receivable	835,633
Collateral on certain derivative contracts	527,320
Premium received swap contracts	480,116
Receivable for variation margin swaps	753,151
Receivable for capital shares	123,240
Cash held at other banks (cost $50,276)	50,225
Unrealized appreciation on OTC swap contracts	50,478
Premium received for OTC swap contracts	614
Unrealized appreciation on forward currency contracts	194

Total assets	193,711,254

LIABILITIES:
Payable for securities purchased	33,930,580
Payable for capital shares	85,355
Payable for variation margin swaps	1,188,042
Cash due to broker (cost $154,398)	154,400
Management fee payable	76,122
Distribution fee payable	27,278
Other accrued expenses	30,703
Dividend payable	53,381
Payable for variation margin futures	27,701
Unrealized depreciation on OTC swap contracts	16,661
Unrealized depreciation on forward currency contracts	641
Foreign tax payable	210

Total liabilities	35,591,074

NET ASSETS	$158,120,180

NET ASSETS CONSIST OF:
Paid-in capital	$154,595,750
Total distributable earnings (loss)	3,524,430

$158,120,180

NET ASSET VALUE PER SHARE

Investor Shares
Net assets	$120,991,759

Outstanding shares of beneficial interest	10,561,062

Net asset value and offering price per share*	$11.46

Institutional Shares
Net assets	$37,128,421

Outstanding shares of beneficial interest	3,263,116

Net asset value and offering price per share*	$11.38

* Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND

STATEMENT OF OPERATIONS

For the Year Ended July 31, 2019

INCOME:
Interest income (net of foreign taxes $210)	$4,990,872

EXPENSES:
Management fee	470,066
Administrative fee	365,132
Distribution fees – Investor shares	309,132
Transfer agent fees – Investor shares	224,783
Transfer agent fees – Institutional shares	2,931
Accounting and custody fees	128,715
Professional fees	64,168
Registration – Investor shares	20,150
Registration – Institutional shares	21,266
Shareholder communications	20,732
Miscellaneous	16,806
Trustees fees	16,182
Shareholder Service fees – Investor shares	12,419
Shareholder Service fees – Institutional shares	62

Total expenses	1,672,544
Fees waived and expense reimbursed	(465,316)
Transfer agent credits	(821)

Net expenses	1,206,407

NET INVESTMENT INCOME	3,784,465

REALIZED AND UNREALIZED GAINS (LOSSES)
NET REALIZED GAIN (LOSS) FROM:
Investments	(103,695)
Swap contracts	228,083
Futures contracts	(43,951)
Foreign currency	(26,474)
Forward contracts	97,212
Options	(124,053)

Net realized gain (loss)	27,122

NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments	8,546,097
Swap contracts	(1,741,728)
Futures contracts	(20,182)
Forward contracts	38,046
Options	(1,427)
Translation of assets and liabilities in foreign currencies	(1,798)

Net change in unrealized appreciation (depreciation)	6,819,008

NET REALIZED AND UNREALIZED GAIN (LOSS)	6,846,130

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,630,595

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2019	Year Ended July 31, 2018
INCREASE IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$3,784,465	$3,697,413
Net realized gain (loss) on investments	27,122	(647,623)
Net change in unrealized appreciation (depreciation) on investments	6,819,008	(4,142,783)

Net Increase (Decrease) in Net Assets Resulting from Operations	10,630,595	(1,092,993)

DISTRIBUTIONS TO SHAREHOLDERS:
Investor shares	(3,063,693)	(3,516,123)
Institutional shares	(678,202)	(238,435)
Tax return of capital distribution:
Investor shares	(212,844)	-
Institutional shares	(65,315)	-

Net Decrease in Net Assets from Distributions	(4,020,054)	(3,754,558)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	51,634,024	44,398,448
Net asset value of shares issued in reinvestment of distributions and dividends	3,641,521	3,554,681
Payment for shares redeemed	(60,280,384)	(35,687,603)
Redemption fee	1,618	1,846

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,003,221)	12,267,372

Total Increase (Decrease) in Net Assets	1,607,320	7,419,821
NET ASSETS:
Beginning of period	$156,512,860	$149,093,039

End of period	$158,120,180	$156,512,860

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2019		2018		2017		2016		2015
For a share outstanding for the period:
Net asset value, beginning of period	$10.92		$11.26		$11.60		$11.16		$11.24

Income from investment operations:
Net investment income (loss)	0.28		0.26		0.23		0.24		0.17
Net realized and unrealized gain (loss) on investments	0.55		(0.33)		(0.29)		0.50		(0.07)

Total income (loss) from investment operations	0.83		(0.07)		(0.06)		0.74		0.10

Less dividends and distributions:
Dividends to shareholders from net investment income	(0.27)		(0.26)		(0.23)		(0.24)		(0.17)
Distributions to shareholders from net realized gain	-		(0.01)		(0.05)		(0.06)		(0.01)
Tax return of capital[5]	(0.02)	[1]	-		(0.00)	[1]	-		-

Total distributions	(0.29)		(0.27)		(0.28)		(0.30)		(0.18)

Redemption fee proceeds[5]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$11.46		$10.92		$11.26		$11.60		$11.16

Total return[2]	7.77%		-0.74%		-0.32%		6.73%		0.89%
Portfolio turnover	319%		326%		386%		297%		348%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$121		$144		$143		$144		$129
Ratio of expenses to average net assets	0.87%	[3,4]	0.87%	[3]	0.93%	[3]	0.93%	[3]	0.95%	[3]
Ratio of gross expenses to average net assets	1.20%		1.14%		1.16%		1.19%		1.24%
Ratio of net investment income to average net assets	2.55%		2.37%		2.06%		2.13%		1.52%

1 Amount represents less than $0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager and the Distributor of the Fund.

4 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 0.87% for the year ended July 31, 2019.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2019		2018		2017		2016		2015
For a share outstanding for the period:
Net asset value, beginning of period	$10.89		$11.23		$11.57		$11.14		$11.23

Income from investment operations:
Net investment income (loss)	0.33		0.30		0.27		0.27		0.20
Net realized and unrealized gain (loss) on investments	0.53		(0.34)		(0.29)		0.49		(0.09)

Total income (loss) from investment operations	0.86		(0.04)		(0.02)		0.76		0.11

Less dividends and distributions:
Dividends to shareholders from net investment income	(0.34)		(0.29)		(0.27)		(0.27)		(0.20)
Distributions to shareholders from net realized gain	-		(0.01)		(0.05)		(0.06)		(0.01)
Tax return of capital[5]	(0.03)	[1]	-		(0.00)	[1]	-		-

Total distributions	(0.37)		(0.30)		(0.32)		(0.33)		(0.21)

Redemption fee proceeds[5]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.01

Net asset value, end of period	$11.38		$10.89		$11.23		$11.57		$11.14

Total return[2]	8.06%		-0.36%		-0.13%		6.96%		1.10%
Portfolio turnover	319%		326%		386%		297%		348%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$37		$13		$6		$3		$2
Ratio of expenses to average net assets	0.57%	[3,4]	0.57%	[3]	0.62%	[3]	0.63%	[3]	0.65%	[3]
Ratio of gross expenses to average net assets	0.84%		1.03%		1.02%		1.22%		1.07%
Ratio of net investment income to average net assets	2.84%		2.67%		2.38%		2.46%		1.79%

1 Amount represents less than $0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager of the Fund.

4 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 0.57% for the year ended July 31, 2019.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2019

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Impact Bond Fund (the “Fund”) is a series of the Domini Investment Trust. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”. The Fund offers Investor Shares, Institutional Shares and Class Y shares. Institutional shares and Class Y shares were not offered prior to November 30, 2011, and June 15, 2018, respectively. As of July 31, 2019, the Class Y shares of the Bond Fund had not yet commenced operations. Each class of shares is sold at its offering price, which is net asset value. The Institutional shares may only be purchased by or for the benefit of investors that meet the minimum investment requirements, and fall within the following categories: endowments, foundations, religious organizations and other nonprofit entities, individuals, retirement plan sponsors, family office clients, certain corporate or similar institutions, or omnibus accounts maintained by financial intermediaries and that are approved by the Fund’s Distributor. Class Y shares may only be purchased through omnibus accounts held on the books of the Fund for financial intermediaries that have been approved by the Funds’ distributor. Each class of shares has identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets, and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and registration fees, directly attributable to that class. Institutional shares are not subject to distribution fees. The Fund seeks to provide its shareholders with a high level of current income and total return by investing in bonds and other debt instruments that are consistent with the Fund’s social and environmental standards and the submanager’s security selection approach.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund’s significant accounting policies.

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2019

(A) Valuation of Investments. Bonds and other fixed-income securities (other than obligations with maturities of 60 days or less) are valued on the basis of valuations furnished by an independent pricing service, use of which has been approved by the Board of Trustees of the Fund. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations of sufficient credit quality (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Fund. Securities (other than short-term obligations with remaining maturities of 60 days or less) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees. The Fund follows a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the Fund’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2019

The following is a summary of the inputs used, as of July 31, 2019, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Assets:

Long-Term Investments in Securities:
Mortgage Backed Securities	$-	$95,293,562	$-	$95,293,562
Corporate Bonds and Notes	-	43,603,050	-	43,603,050
Municipal Bonds	-	11,877,300	-	11,877,300
U.S. Government Agencies	-	9,130,050	-	9,130,050
Senior Floating Rate Interests	-	5,918,454	-	5,918,454
Foreign Government & Agencies	-	2,326,639	-	2,326,639
Asset Backed Securities	-	1,349,015	-	1,349,015
Certificates of Deposit	-	754,443	-	754,443

Total Long-Term Securities	$-	$170,252,513	$-	$170,252,513

Short Term Investments in Securities:
Foreign Government & Agencies	-	3,224,524	-	3,224,524
U.S. Government Agencies	-	12,069,479	-	12,069,479

Total Short-Term Securities	$-	$15,294,003	$-	$15,294,003

Total Investment in Securities	$-	$185,546,516	$-	$185,546,516

Other Financial Instruments:
Swap Contracts	$-	803,629	$-	803,629
Forward Currency Contracts	-	194	-	194

Total Other Financial Instruments	$-	$803,823	$-	$803,823

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2019

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Liabilities:

Other Financial Instruments:
Forward Currency Contracts	$-	$641	$-	$641
Futures Contracts	-	27,715	-	27,715
Swap Contracts	-	1,204,703	-	1,204,703

Total Other Financial Instruments	$-	$1,233,059	$-	$1,233,059

(B) Foreign Currency Translation. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees. The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates.

(C) Foreign Currency Contracts. When the Funds purchase or sell foreign securities they enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date. The Fund had no outstanding open foreign currency spot contracts as of July 31, 2019.

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NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2019

(D) Securities Purchased on a When-Issued or Delayed Delivery Basis. The Fund may invest in when-issued or delayed delivery securities where the price of the security is fixed at the time of the commitment, but delivery and payment take place beyond customary settlement time. These securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued or delayed delivery basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained in the transaction, which could result in an unrealized loss at the time of delivery. The Fund establishes a segregated account consisting of liquid securities equal to the amount of the commitments to purchase securities on such basis.

(E) TBA Purchase and Forward Sale Commitments. The Fund may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves and involve a risk of loss if the value of the security to be purchase or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Fund’s other assets.

(F) Derivative Financial Instruments. The Fund may invest in derivatives in order to hedge market risks, or to seek to increase the Fund’s income or gain. Derivatives in certain circumstances may require that the Fund segregate cash or other liquid assets to the extent the Fund’s obligations are not otherwise covered through ownership of the underlying security, financial instrument, or currency. Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity, and the risk that the use of derivatives could result in greater losses than if it had not been used. Some derivative transactions, including options, swaps, forward contracts, and options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the Commodity Futures Trading Commission or the SEC.

(G) Option Contracts. The Fund may purchase or write option contracts primarily to manage and/or gain exposure to interest rate, foreign exchange rate and credit risk. An option is a contract entitling the holder to purchase or sell a specific number of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2019

any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. The Fund had no purchased option contracts outstanding as of July 31, 2019.

(H) Futures Contracts. The Fund may purchase and sell futures contracts based on various securities, securities indexes, and other financial instruments and indexes. The Fund intends to use futures contracts for hedging purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security or financial instrument at a specified future time and at a specified price. When the Fund purchases or sells a futures contract, the Fund must allocate certain of its assets as an initial deposit on the contract. The futures contract is marked to market daily thereafter, and the Fund may be required to pay or entitled to receive additional “variation margin,” based on decrease or increase in the value of the futures contract. Future contracts outstanding at July 31, 2019 are listed in the Fund’s Portfolio of Investments.

(I) Forward Currency Contracts. The Fund may enter into forward currency contracts with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. These contracts are used to hedge foreign exchange risk and to gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Risk may exceed amounts recognized on the Statement of Assets and Liabilities. Forward currency contracts outstanding at July 31, 2019 are listed in the Fund’s Portfolio of Investments.

(J) Interest Rate Swap Contracts. The Fund may enter into interest rate swap contracts to hedge interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. Interest rate swap contracts are marked to market daily based upon quotations from an

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2019

independent pricing service or market maker. Any change on an OTC interest rate swap is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Daily fluctuations in the value of centrally cleared interest rate swaps are settled though a central clearing agent and are recorded in variation margin on the Statement of Assets and Liabilities and recorded as unrealized gain or loss. OTC and centrally cleared interest rate swap contracts outstanding at July 31, 2019, are listed in the Fund’s Portfolio of Investments.

(K) Credit Default Swap Contracts. The Fund may enter into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (“OTC credit default swaps”) or may be executed in a multilateral trade facility platform, such as a registered exchange (“centrally cleared credit default swaps”). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statements of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected on the Statements of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statements of Operations. OTC and centrally cleared credit default swap contracts outstanding at July 31, 2019 are listed in the Fund’s Portfolio of Investments.

(L) Master Agreements. The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts (Master Agreements) with certain

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2019

counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s portfolio. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Fund’s portfolio. Collateral can be in the form of cash or other marketable securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA Master Agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

(M) Investment Transactions, Investment Income, and Dividends to Shareholders. Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income is recorded on an accrual basis. The Fund earns income daily, net of Fund expenses. Dividends to shareholders are usually

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2019

declared daily and paid monthly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

Effective for the year ended July 31, 2019, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The prior period amounts affected by this change are shown below as they were in the prior year Statements of Changes in Net Assets.

For the year ended July 31, 2018, distributions to shareholders were as follows:

Distributions from net investment income:
Investor Shares	$3,430,176
Institutional Shares	234,362
Distributions from net realized gain:
Investor Shares	85,947
Institutional Shares	4,073

$3,754,558

Undistributed net investment income	$10,839

(N) Federal Taxes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary. As of July 31, 2019, tax years 2016 through 2019 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts, and New York State.

(O) Redemption Fees. Redemptions and exchanges of Fund shares held less than 30 days may be subject to the Fund’s redemption fee, which is 2% of the amount redeemed. The fee is imposed to offset transaction costs and other expenses associated with short-term investing. The fee may be waived in certain circumstances at the discretion of the Fund. Such fees are retained by the Fund and are recorded as an adjustment to paid-in capital.

(P) Other. Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2019

relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

(Q) Earnings Credits. Per the arrangement with the Fund’s transfer agent, BNY Mellon Investment Servicing (U.S.) Inc., the Fund has arrangements whereby the Fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the Fund includes net earnings credits as an expense offset in the Statement of Operations. For the year ended July 31, 2019, Transfer Agency fees of the Fund, under these arrangements, were reduced as follows:

Domini Impact Bond Fund Investor shares	$816
Domini Impact Bond Fund Institutional shares	5

(R) Indemnification. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager/Administrator. The Fund has retained Domini Impact Investments LLC (Domini) to serve as investment manager and administrator. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services, including the provision of general office facilities and supervising the overall administration of the Fund. For its services under the Management Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at the annual rate below of the Fund’s average daily net assets before any fee waivers:

(prior to May 1, 2017)	0.40% of the first $500 million of net assets managed,
0.38% of the next $500 million of net assets managed, and
0.35% of net assets managed in excess of $1 billion

(effective May 1, 2017)	0.33% of the first $50 million of net assets managed,
0.32% of the next $50 million of net assets managed, and
0.315% of net assets managed in excess of $100 million

For its services under the Administration Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.25% of the Fund’s average daily net assets.

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2019

Upon commencement of operations, Domini has agreed to reduce its fees and reimburse expenses to keep aggregate annual operating expenses (excluding brokerage fees and commission, interest, taxes, and other extraordinary expenses), at no greater than 0.65% of the average daily net assets of the Class Y shares of the Bond Fund, until November 30, 2019, absent an earlier modification by the Fund’s Board. Effective December 1, 2018, Domini agreed to reduce its fees and reimburse expenses to keep the aggregate annual operating expenses (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), at no greater than 0.87% and 0.57% of the average daily net assets of the Investor and Institutional shares of the Bond Fund, respectively. This agreement will continue until November 30, 2019, absent an earlier modification by the Board of Trustees which oversee the Funds. For periods prior to December 1, 2018, Domini contractually agreed to reduce its fees and reimburse expenses to keep the aggregate annual operating expenses (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), at no greater than 0.95% and 0.65% of the average daily net assets of the Investor and Institutional shares of the Bond Fund, respectively. For the year ended July 31, 2019, Domini reimbursed expenses totaling $337,025.

Fees waived and/or expenses reimbursed under the Expense Limitation Agreement are only recoverable by Domini and/or its affiliates in the current fiscal year to the extent actual Fund expenses are less than the contractual expense cap during such year.

As of July 31, 2019, Domini owned less than 1% of any class of the outstanding Shares of the Fund.

(B) Submanager. Wellington Management Company LLP (Wellington), a Delaware limited liability partnership, provides investment management services to the Fund on a day-to-day basis pursuant to a submanagement agreement with Domini. Prior to January 7, 2015, Seix Investment Advisors LLC (“Seix”), a wholly owned subsidiary of RidgeWorth LLC (formerly known as RidgeWorth Capital Management, Inc.), and its predecessors, provided investment submanagement services to the Fund.

(C) Distributor. The Board of Trustees of the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSIL), acts as agent of the Fund in connection with the offering of shares of the Fund pursuant to a Distribution Agreement. Under the Distribution Plan, the Fund pays expenses incurred in connection with the sale of Investor shares and pays DSIL a distribution fee at

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2019

an aggregate annual rate not to exceed 0.25% of the average daily net assets representing the Investor shares. For the year ended July 31, 2019, fees waived by the Investor shares totaled $128,229.

(D) Shareholder Service Agent. The Trust has retained Domini to provide certain shareholder services to the Fund and its shareholders, which services were previously provided by BNY Asset Servicing (“BNY”) or another fulfillment and mail service provider and are supplemental to services currently provided by BNY, pursuant to a transfer agency agreement between the Fund and BNY. For these services, Domini receives a fee from the Fund paid monthly at an annual rate of $4.00 per active account. For the year ended July 31, 2019, Domini waived fees as follows:

FEES WAIVED
Domini Impact Bond Fund Investor shares	$-
Domini Impact Bond Fund Institutional shares	62

(E) Trustees and Officers. For the year end July 31, 2019, each of the Independent Trustees received an annual retainer for serving as a Trustee of the Trust of $23,000. The Lead Independent Trustee and Chair of the Audit Committee receive an additional chairperson fee of $5,000. Each Independent Trustee also receives $2,500 for attendance at each meeting of the Board of the Trust (reduced to $1,000 in the event that a Trustee participates at an in-person meeting by telephone). In addition, each Trustee receives reimbursement for reasonable expenses incurred in attending meetings. These expenses are allocated on a pro-rata basis to each shares class of a Fund according to their respective net assets.

As of July 31, 2019, all Trustees and officers of the Trust as a group owned less than 1% of the Fund’s outstanding shares.

3. INVESTMENT TRANSACTIONS

For the year ended July 31, 2019, cost of purchase and proceeds from sales of investments other than short-term obligations were as follows:

	PURCHASES	SALES
U.S. Government Securities	$322,057,493	$319,278,049
Investments in Securities	189,419,547	186,603,177

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2019

4. SUMMARY OF SHARE TRANSACTIONS

	Year Ended July 31,
	2019		2018
	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	1,920,264	$21,154,970	3,190,767	$35,441,465
Shares issued in reinvestment of dividends and distributions	284,558	3,141,224	305,407	3,390,770
Shares redeemed	(4,830,641)	(52,541,300)	(2,968,962)	(32,849,386)
Redemption fees		1,403	-	1,022

Net increase (decrease)	(2,625,819)	$(28,243,703)	527,212	$5,983,871

Institutional Shares
Shares sold	2,776,997	$30,479,054	814,633	$8,956,983
Shares issued in reinvestment of dividends and distributions	45,513	500,297	14,878	163,911
Shares redeemed	(711,155)	(7,739,084)	(255,924)	(2,838,217)
Redemption fees		215	-	824

Net increase (decrease)	2,111,355	$23,240,482	573,587	$6,283,501

Total
Shares sold	4,697,261	$51,634,024	4,005,400	$44,398,448
Shares issued in reinvestment of dividends and distributions	330,071	3,641,521	320,285	3,554,681
Shares redeemed	(5,541,796)	(60,280,384)	(3,224,886)	(35,687,603)
Redemption fees	-	1,618	-	1,846

Net increase (decrease)	(514,464)	$(5,003,221)	1,100,799	$12,267,372

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2019

5. SUMMARY OF DERIVATIVE ACTIVITY

At July 31, 2019, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for Variation Margin swaps / Unrealized appreciation on OTC swap contracts/Net assets consist of - Total distributable earnings	$803,629	Payable for Variation Margin swaps / Unrealized depreciation on OTC swap contracts/Net assets consist of - Total distributable earnings	$1,194,307

Credit contracts	Variation Margin / Net assets consist of - Total distributable earnings	-	Variation Margin / Net assets consist of - Total distributable earnings	10,396

Foreign exchange contracts	Unrealized appreciation on forward currency contracts /Net assets consist of - Total distributable earnings	194	Unrealized depreciation on forward currency contracts / Net assets consist of - Total distributable earnings	641

Future contracts	Receivable for variation margin futures / Net assets consist of - Total distributable earnings	-	Payable for variation margin futures / Net assets consist of - Total distributable earnings	27,701

Total		$803,823		$1,233,045

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2019

For the year ended July 31, 2019, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Interest rate contracts	Net realized gain (loss) from swap contracts/ Net change in unrealized appreciation (depreciation) from swap contracts	$300,443	$(1,737,179)

Credit contracts	Net realized gain (loss) from swap contracts/ Net change in unrealized appreciation (depreciation) from swap contracts	(72,360)	(4,549)

Foreign exchange contracts	Net realized gain (loss) from forward contracts/ Net change in unrealized appreciation (depreciation) from forward contracts	97,212	38,046

Futures contracts	Net realized gain (loss) from futures contracts/ Net change in unrealized appreciation (depreciation) from futures contracts	(43,951)	(20,182)

Options purchases	Net realized gain (loss) from options contracts/ Net change in unrealized appreciation (depreciation) from options	(124,053)	(1,427)

Total		$157,291	$(1,725,291)

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2019

6. OFFSETTING OF FINANCIAL AND DERIVATIVE ASSETS AND LIABILITIES

The following table summarizes any derivatives, at the end of the reporting period, that are subject to a master netting agreement or similar agreement. For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to the master netting agreements in the Statement of Assets and Liabilities.

	Credit Suisse International	Deutsche Bank AG	Morgan Stanley	Total

Assets:
Cash held at other banks	$50,225	$-	$-	$50,225
Unrealized appreciation on OTC swap contracts*	-	50,478	-	50,478
Receivable for variation margin swaps	-	-	753,151	753,151

Total Assets	$50,225	$50,478	$753,151	$853,854

Liabilities:
Cash due to broker	14	-	154,386	154,400
Unrealized depreciation on OTC swap contracts*	-	16,661	-	16,661
Payable for variation margin swaps	-	-	1,188,042	1,188,042

Total Liabilities	$14	$16,661	$1,342,428	$1,359,103

Total Derivative Net Assets	$50,211	$33,817	$(589,277)	$(505,249)
Total collateral received (pledged)	-	-	527,320	527,320

Net Amount	$50,211	$33,817	$(61,957)	$22,071

* Excludes premiums if any. Included in unrealized appreciation/depreciation on OTC swap contracts on the Statement of Assets and Liabilities.

7. SUMMARY OF DERIVATIVE ACTIVITY

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (notional)	1,975,000
Forward currency contracts (contract amount)	$1,724,941
OTC interest rate swap contracts (notional)	$6,327,250
Centrally cleared interest rate swap contracts (notional)	$46,850,750
Centrally cleared credit default contracts (notional)	$2,135,278
Options (notional)	$4,992,500

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2019

8. FEDERAL TAX STATUS

The tax basis of the components of net assets at July 31, 2019 is as follows:

Capital losses, other losses and other temporary differences	$(921,744)
Unrealized appreciation (depreciation)	4,446,174

Distributable net earnings (deficit)	$3,524,430

The difference between components of Distributable Earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to differences in book and tax policies.

For the year ended July 31, 2019, the Fund reclassified $177,035 from undistributed net investment income to accumulated net realized gain (loss) to align financial reporting and tax reporting.

During the period November 1, 2018 through July 31, 2019, the Domini Impact Bond Fund had net ordinary losses of $164,171. These losses are deferred and will be recognized on August 1, 2019, for tax purposes.

To the extent that the Fund realizes net capital gains in the future, those gains may be offset by any unused net capital loss carryforwards. The Fund is permitted to carry forward a net capital loss from any taxable year that began on or before December 22, 2010 for eight years following the year of the loss. The Fund is permitted to carry forward net capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited time period. Carryforwards of losses from taxable years that began after December 22, 2010, along with any other capital losses deferred and treated as recognized in any such year, are required to be utilized prior to carryforwards of losses incurred in taxable years that began on or before December 22, 2010. As a result of this ordering rule, carryforwards of losses from taxable years that began on or before December 22, 2010 may be more likely to expire unused. Losses from taxable years that begin after December 22, 2010 that are carried forward will retain their character as either short-term or long-term capital losses. As of July 31, 2019, the Fund had a short-term capital loss carryover of $174,847 and long-term capital loss carryover of $612,428.

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2019

For federal income tax purposes, dividends paid were characterized as follows:

	Year Ended
	2019	2018

Ordinary income	$3,741,895	$3,664,538
Long-term capital gain	-	90,020
Return of capital	278,159	-

Total	$4,020,054	$3,754,558

The Fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for taxes on income, capital gains or unrealized appreciation on securities held or for excise tax on income and capital gains.

9. SUBSEQUENT EVENTS

Effective August 1, 2019, each of the Independent Trustees receives an annual retainer for serving as a Trustee of the Trust of $28,000. Each Independent Trustee also receives $2,000 for attendance at each meeting of the Board of the Trust (reduced to $1,000 in the event that a Trustee participates at an in-person meeting by telephone).

10. OTHER RISKS

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2019

shareholders. Other risks arise from the potential inability to terminate or close out of derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. Generally, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Floating and Variable Rate Loans Risk: Floating rate loans and similar investments may be volatile, illiquid or less liquid than other investments and difficult to value. The value of loan collateral can decline, be difficult to liquidate, or insufficient to meet the issuer’s obligations. To the extent that sale proceeds of loans are not available, the Fund may sell securities that have shorter settlement periods or may access other sources of liquidity to meet redemption requests.

Foreign Investing Risk: Investments in foreign regions may be more volatile and less liquid than U.S. investments due to adverse political, social, and economic developments, such as nationalization or expropriation of assets, confiscatory taxation, terrorism and political or financial instability; regulatory differences, such as accounting, auditing, and financial reporting standards and practices; natural disasters; and the degree of government oversight and supervision.

Interest Rate Risk: The value of your investment will fluctuate with changes in interest rates. If interest rates rise, the price of a fixed-income security declines and will generally reduce the value of the Fund’s share price. A rise in rates tends to have a greater impact on securities with longer maturities or higher durations. However, calculations of maturity and duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Recent U.S. interest rates have been historically low but have begun to rise, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

Liquidity Risk: The Fund may make investments that are illiquid or that become illiquid after purchase. The liquidity and value of investments can deteriorate rapidly, and they may become difficult to purchase or sell, or may be illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make markets for certain securities. Due to limitations on investments in illiquid securities, the Fund may be unable to achieve its desired level of

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2019

exposure to certain sectors. If the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Fund may be forced to sell such securities at a loss.

Market and Credit Risk: Securities markets may be volatile, and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

To Be Announced (TBA) Securities Risk: TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund could lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Domini Investment Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Domini Impact Bond Fund (the Fund), a series of the Domini Investment Trust, including the portfolio of investments, as of July 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2019, by correspondence with custodians, brokers and agent banks. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Domini investment companies since 1993.

Boston, Massachusetts

September 26, 2019

THE DOMINI FUNDS

TAX INFORMATION (UNAUDITED)

FOR THE YEAR ENDED JULY 31, 2019

The amount of long-term capital gains paid for the year ended July 31, 2019 was as follows:

Domini Impact International Equity Fund	$36,772,373

Domini Impact Equity Fund	66,953,629

Domini Impact Bond Fund	-

For dividends paid from net investment income during the year ended July 31, 2019, the Funds designated the following as Qualified Dividend Income:

Domini Impact International Equity Fund	$37,876,870

Domini Impact Equity Fund	14,386,290

Of the ordinary distributions made by the Domini Impact Bond Fund during the fiscal year ended July 31, 2019, 42% has been derived from investments in US Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

For corporate shareholders, 100% of dividends paid from net investment income for the Domini Impact Equity Fund were eligible for the corporate dividends received deduction.

	Foreign Tax Paid		Foreign Source Income
	TOTAL	PER SHARE	TOTAL	PER SHARE

Domini Impact International Equity Fund	$4,267,313	$0.03	$46,223,422	$0.29

The foreign taxes paid or withheld per share represent taxes incurred by the Funds on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

APPROVAL OF CONTINUANCE OF MANAGEMENT AND SUBMANAGEMENT AGREEMENTS (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of those trustees who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Trustees”), annually review and consider the fund’s investment management and submanagement agreements. At its meeting held on April 25, 2019, the Board of Trustees (“Board” or “Trustees”) of the Domini Investment Trust (the Trust”), including a majority of the Independent Trustees, voted to approve the continuance of: (i) the Amended and Restated Management Agreement with Domini Impact Investments LLC (“Domini”) for the Domini Impact Equity Fund (“Equity Fund”) and Domini Impact International Equity Fund (“International Fund”) and the Amended and Restated Management Agreement with respect to the Domini Impact Bond Fund (the “Bond Fund”)(each a “Management Agreement” and collectively, the “Management Agreements”) with Domini Impact Investments LLC (“Domini” or the “Adviser”), and (ii) the Amended and Restated Submanagement Agreement between Domini and Wellington Management Company LLP (“Wellington Management” or “Subadviser”) with respect to the International Fund and the Amended and Restated Submanagement Agreement between Domini and Wellington Management with respect to the Bond Fund (each a “Submanagement Agreement” and collectively, the “Submanagement Agreements” and with the Management Agreements, the “Agreements”). The Equity Fund, International Fund and Bond Fund are each referred to as a “Fund” and collectively, the “Funds.”

Prior to the April 25, 2019, meeting, the Board requested, received, and reviewed written responses from Domini and Wellington Management to questions posed to them on behalf of the Independent Trustees and supporting materials relating to those questions and responses. The Board considered both written and verbal information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the approval of the continuation of the Agreements at the Board’s meeting on April 25, 2019. Information provided to the Board at its meetings throughout the year included, among other things, reports on each Fund’s performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other service provided to the Funds by Wellington Management and Domini and their affiliates.

The Board considered the Management Agreements and the Submanagement Agreements separately in the course of its review. In doing so, the Board noted the respective roles of the Adviser and Subadviser in providing services to the Funds.

Throughout the process, the Board had the opportunity to ask questions of and request additional information from Domini and Wellington Management. The

Board was assisted by legal counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received memoranda from counsel to the Trust discussing the legal standards for their consideration of the Agreements. The Independent Trustees were advised by and met in executive sessions with their independent legal counsel at which no representatives of management were present to discuss the proposed continuation of the Agreements, including prior to the April 25, 2019, meeting.

In connection with the Board’s consideration of the renewal of the Agreements with respect to each of the Funds, the Board received written materials in advance of the meeting, which included information regarding: (i) the nature, extent, and quality of services provided to the Funds by Domini and by Wellington Management; (ii) a description of Domini and Wellington Management’s investment management and other personnel and their background and experience; (iii) an overview of Domini’s and Wellington Management’s operations and financial condition; (iv) a comparison of each Funds’ advisory fee and overall expenses with those of comparable mutual funds selected by Strategic Insight, a third party provider of mutual fund data; (v) performance information for comparable mutual funds and for comparatively managed accounts, if any; (vi) the level of profitability from Domini and Wellington Management’s relationships with the Funds; (vii) a description of Domini’s and Wellington’s brokerage practices (including any soft dollar arrangements); and (viii) Domini’s and Wellington Management’s compliance policies and procedures, including policies and procedures for personal securities transactions and with respect to cybersecurity, business continuity and disaster recovery.

In reaching their determination to approve the continuance of the Management Agreements and Submanagement Agreements with respect to each Fund, the Trustees reviewed and evaluated information and a variety of factors that they believed relevant and appropriate through the exercise of their reasonable business judgment. The Trustees’ determination to continue each of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation or approval of such Agreements, as applicable.

APPROVAL OF THE MANAGEMENT AGREEMENTS

The primary factors and the conclusions regarding the Management Agreements with respect to each Fund are described below. The Board did not identify any particular information or factor that was all-important or controlling, and each Trustee may have weighted certain factors differently. The Board noted that the evaluation process with respect to Domini and the Management Agreements is an ongoing one. In evaluating the Management Agreements, the Trustees also took into account their knowledge of Domini, its services and the Funds resulting from their meetings and other information and interactions in past years. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry).

Nature, Quality, and Extent of Services Provided. The Trustees reviewed information and materials provided by Domini related to the Management Agreement with respect to each Fund, including each Management Agreement, Domini’s Form ADV, a description of the firm and its organizational and management structure, its operational history and its legal and regulatory history, the manner in which investment decisions are made and executed, the financial condition of Domini and its ability to provide the services required under the Management Agreements, an overview of the personnel that perform services for the Funds, and Domini’s compliance policies and procedures. The Board also considered Domini’s risk management processes and its policies and procedures with respect to cybersecurity, business continuity and disaster recovery.

The Trustees reviewed the terms of the Management Agreements and considered that, pursuant to each Management Agreement, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to each Fund and for managing the investment of the assets of each Fund, including by engaging and overseeing the activities of each Fund’s submanager. It was noted that, with respect to the Equity Fund, Domini applies its social and environmental standards to select such Fund’s investments and that SSGA Funds Management, Inc. (“SSgA”), the Fund’s submanager, purchases and sells securities to implement Domini’s selections and for managing the amount of the Fund’s assets to be held in short-term investments. It was noted that, with respect to the International Equity Fund and the Bond Fund, Domini applies its social and environmental standards to a universe of securities provided by Wellington Management Company LLP (“Wellington Management”), such Funds’ submanager, and that Wellington Management provides the day-to-day portfolio management of such Funds, including making purchases and sales of socially screened portfolio securities consistent with each such Fund’s investment objective and policies.

The Trustees considered the scope and the quality of the services provided by Domini to each Fund under the respective Management Agreement. They considered the professional experience, tenure, and qualifications of the investment management team and the other senior personnel at Domini who are responsible for the management of the Funds, including the oversight of each Fund’s submanager. They also considered Domini’s capabilities and experience in the development and application of social and environmental investment standards and its reputation and leadership in the socially responsible investment community. The Trustees considered the information they had received from Domini concerning the professional experience of its research team. They noted that the senior members of Domini’s research team had years of experience in the development and application of social and environmental investment standards. The terms of each Management Agreement were also reviewed by the Trustees. It was noted that no change to services was proposed. In addition, they considered Domini’s compliance record. The Trustees also noted that, on a regular basis, it receives information from the Trust’s Chief Compliance Officer (CCO) regarding Domini’s compliance policies and procedures, including its Code of Ethics. The Trustees also took into account that the scope of services provided by Domini and the undertakings required of Domini in connection with those services, including maintaining and monitoring its own and the Funds’ compliance programs, had expanded over time as a result of regulatory, market and other developments. In this regard, they considered Domini’s preparation with respect to the reporting modernization and liquidity risk management requirements required by new SEC regulations. They also considered the quality of Domini’s compliance oversight program with respect to the Funds’ service providers, including each Fund’s submanager. They also considered both the investment advisory services and the nature, quality and extent of the administrative and other non-advisory services, including shareholder servicing and distribution support services that are provided to the Funds and its shareholders by Domini and its affiliates. The Board also considered the significant risks assumed by Domini in connection with the services provided to the Funds, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to the Funds.

The Trustees noted that Domini administers each Fund’s business and other affairs pursuant to the Management Agreements, and with respect to the Equity Fund, also pursuant to a Sponsorship Agreement, and with respect to the Bond Fund, also pursuant to an Administration Agreement. It was noted that, among other things, Domini provides each Fund with office space, administrative services and personnel as are necessary for operations, and that Domini pays all of the compensation of the officers and the Trustees who are not Independent Trustees. The Trustees considered the quality of the administrative services Domini provided to each Fund, including Domini’s role in coordinating and monitoring the activities of service providers. They noted that they were satisfied with the quality of the management and administrative services provided by Domini to each Fund, particularly Domini’s oversight of each Fund’s submanager and development and application of social and environmental investment standards.

Based on the foregoing, the Trustees concluded that they were satisfied with the nature, quality and extent of services provided by Domini to each Fund under the respective Management Agreement.

Performance Information. The Trustees considered the investment performance of each of the Funds. They considered whether the Funds had operated within their respective investment objectives, as well as their compliance with their investment restrictions. Among other performance data considered, the Trustees reviewed the net investment performance of each of the Funds based on data provided to them by Domini for various time periods, including for the 1-, 3-, 5- and 10-year periods ended December 31, 2018. The Trustees compared these investment returns to the returns of each Fund’s respective benchmark index for the same periods. The Trustees also compared each Fund’s Investor shares’ net investment returns for the 1-, 3-, 5-, and 10-year periods as of February 28, 2019, to the performance of a peer group of socially responsible (SRI) funds and non-SRI Funds as identified by Strategic Insight, an independent third-party data provider.

The Board noted that while it found the data provided by the third-party data provider generally useful, the Board recognized the data’s limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the performance peer group. The Board also took into account management’s discussion of the Morningstar categories in which the Funds were placed, including any differences between each Fund’s investment strategy and the strategy of the funds in that Fund’s respective category, as well as compared to the peer group selected by the independent third-party data provider.

Among other performance data considered, the Trustees took into account the following:

Equity Fund

The Trustees considered that, based on data provided by Strategic Insight, the Equity Fund’s Investor shares had positive net investment performance for all periods ended February 28, 2019, and had underperformed relative to the applicable SRI and non-SRI peer groups for the 1-, 3-, 5- and 10- year periods ended February 28, 2019, compared to the group’s average and median performance for the same period. The Trustees also noted that the Fund’s net investment returns underperformed relative to the Fund’s benchmark for 1-, 3-, 5- and 10-year periods ended December 31, 2018.

The Trustees took into account Domini’s discussion of the Fund’s performance relative to its peers and benchmark, and the actions taken to address the Fund’s performance, including the changes to the Fund’s investment strategy and submanager that took effect December 1, 2018. The Board also noted Domini’s discussion of the Fund’s more recent improved performance. The Trustees concluded that the performance of the Fund was being addressed and that they had continued confidence in Domini’s overall capability to manage the Equity Fund but would continue to monitor performance.

International Fund

The Trustees considered that, based on data provided by Strategic Insight, the International Fund’s Investor shares had positive net investment returns for all periods ended February 28, 2019, except the 1-year period. The Trustees considered that the International Fund’s Investor shares had outperformed the applicable SRI peer group average and median for the 3-, 5- and 10-year periods and underperformed the SRI peer group average and median for the 1-year period, while outperforming the non-SRI peer group’s average and median performance for the 5- and 10-year periods and underperforming the non-SRI peer group’s average and median for the 1-year period. The Trustees also noted that the International Fund had outperformed relative to the Fund’s benchmark for the 5- and 10-year periods ended December 31, 2018 and had underperformed for the 1- and 3-year periods.

The Trustees considered Domini’s and Wellington Management’s discussion of the Fund’s performance over various periods, including the performance of its quantitative model, the impact of current market conditions on the Fund’s investment style and took into account management’s discussion of the Fund’s strong performance over the longer term. The Trustees concluded that they had continued confidence in Domini’s overall capability to manage the International Fund.

Bond Fund

The Trustees considered that, based on data provided by Strategic Insight, the Bond Fund’s Investor shares had outperformed the applicable SRI and non-SRI peer groups compared to each group’s median performance for the 1-3-, and 5-year periods, as well as the SRI peer group’s average performance for the 1- and 3-year period. The Trustees considered that, based on data provided by Strategic Insight, the Bond Fund’s Investor shares had underperformed the average and median of the SRI and non-SRI peer groups for the 10-year period, and the average of the SRI peer group for the 5-year period. The Trustees also noted that the Bond Fund had outperformed relative to the Fund’s benchmark for the 3-year period ended December 31, 2018 and underperformed for the 1-, 5-, and 10-year periods.

The Trustees considered Domini’s discussion of the Fund’s performance, including its strong performance over the more recent periods relative to the funds in its peer group and the impact of the performance of the Bond Fund for periods prior to the change in the Fund’s submanager to Wellington Management and the change in the Fund’s benchmark to the Barclays U.S. Aggregate Bond Index in January 2015 on the longer term periods. The Trustees concluded that they had continued confidence in Domini’s overall capability to manage the Bond Fund.

Fees and Other Expenses. The Trustees considered the management fees paid by each Fund to Domini, the submanagement fees paid by Domini to each

Fund’s submanager with respect to each Fund, the portion of the fees retained by Domini, and Domini’s contractual expense limitation arrangement with respect to each Fund. It was noted that the management fee for each Fund was lowered in 2017. It was noted that the management fee for the Equity Fund had been lowered further in connection with the changes to the Fund’s investment strategy and submanager that took effect December 1, 2018. The Trustees also considered the sponsorship fee rate paid by the Equity Fund to Domini under the Sponsorship Agreement and the administrative fee paid by the Bond Fund to Domini under the Administration Agreement and the services provided under each such agreement. The Board took into account management’s discussion of the Funds’ expenses, including the differences between the amount of those expenses and the expenses borne by the funds in the Funds’ respective expense peer groups, as well as the impact of the size of the Domini fund complex on expenses relative to those of the other funds in each Fund’s respective peer group. The Board also noted management’s discussion of the management fee structure with respect to each Fund and considered that Domini was waiving and/or reimbursing expenses for each of the Funds.

The Trustees also considered the information provided to them by Strategic Insight including data relating to the level of the each Fund’s management fee (aggregate of any sponsorship or administrative fee, as applicable) versus the aggregate management fee (which includes advisory and administrative fees) for the relevant Strategic Insight peer groups of SRI and non-SRI funds and compared each Fund’s total expense ratio, after giving effect to contractual fee waiver arrangements, to the total expense ratio of those peers. The Trustees also considered that Domini (and not the Funds) pays each Fund’s submanager from its advisory fee.

Among other expense data considered, the Trustees took into account the following:

Equity Fund

Based on the information provided by Strategic Insight, the Trustees noted that the aggregate management fees for the Equity Fund’s Investor shares, after giving effect to Domini’s contractual fee waiver arrangement and management fee reduction effective December 1, 2018, were above the median aggregate management fees of its SRI and non-SRI peer group net of applicable waivers. They also considered that the total expense ratio of the Equity Fund’s Investor shares, after giving effect to the applicable contractual expense waivers, was above the median total expense ratio of the SRI and non-SRI peer groups after waivers.

International Fund

Based on the information provided by Strategic Insight, the Trustees considered that the aggregate management fees for the International Fund’s Investor shares were above the median aggregate management fees of the SRI and non-SRI peer groups net of applicable waivers. They also noted that the total expense ratio of the International Fund’s Investor shares, after giving effect to waiver arrangements, was above the median total expense ratio of the SRI and non-SRI peer groups.

Bond Fund

Based on the information provided by Strategic Insight, the Trustees considered that the aggregate management fees for the Bond Fund’s Investor shares, after giving effect to Domini’s contractual fee waiver arrangement were above the median aggregate management fees of the relevant SRI and non-SRI peer groups, after waivers. They also noted that the total expense ratio of the Bond Fund’s Investor shares, after giving effect to applicable contractual expense waivers, was above the median total expense ratio of the SRI and non-SRI peer groups, after waivers.

Based on the foregoing, the Trustees concluded that management fees payable by each of the Funds were fair and reasonable in relation to the nature and quality of services provided and supported approval of the continuance of the Management Agreements.

Costs of Services Provided and Profitability. The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini in respect of its management relationship with each Fund and sponsorship relationship with the Equity Fund and administrative relationship with the Bond Fund for the 2018 calendar year, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees also reviewed the financial results realized by Domini in connection with the operations of each Fund for December 31, 2018. The Trustees also noted that Domini paid the submanagement fees for each of the Funds out of the management fees that it received from each Fund. The Trustees also considered that Domini had entered into expense limitation arrangements with respect to the Funds. The Board also took into account the risks that Domini assumes as Adviser including entrepreneurial, operational, reputational, litigation and regulatory risk. The Trustees concluded that they were satisfied that the level of profitability of Domini and its affiliates with respect to the services provided to each Fund was not excessive in view of the nature, quality and extent of services provided.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Domini as each Fund’s assets increased and the extent to which such economies of scale were reflected in the fees charged with respect to each Fund under the Management Agreements. The Trustees noted that there were breakpoints in the fee schedules with respect to each Fund. The Trustees concluded that breakpoints were an effective way to share economies of scale and that this was a positive factor in support of the approval of the continuance of the Management Agreements.

Other Benefits. The Trustees considered the other benefits that Domini and its affiliates receive from their relationship with each Fund. The Trustees also considered the fees payable to Domini under the Sponsorship Agreement and Administration Agreement. The Trustees considered that Domini’s profitability would be lower if the benefits described above were not received. The Trustees considered the brokerage practices of Domini and noted that, based on information provided to them, Domini does not currently receive the benefits of soft dollar commissions with respect to the Funds. The Trustees also considered the intangible benefits that may accrue to Domini and its affiliates by virtue of their relationship with the Funds. The Trustees concluded that the benefits received by Domini and its affiliates, as outlined above, were reasonable in the context of the relationship between Domini and each of the Funds, and supported the approval of the continuance of the Management Agreements.

APPROVAL OF THE SUBMANAGEMENT AGREEMENTS

The primary factors and the conclusions regarding the Submanagement Agreements with respect to the International Fund and the Bond Fund (each for this section, “a Fund” and collectively, the “Funds”) are described below. The Trustees did not identify any particular information or factor that was all-important or controlling, and each Trustee may have weighted certain factors differently. The Trustees noted that the evaluation process with respect to Wellington Management and the Submanagement Agreements is an ongoing one. In evaluating the Submanagement Agreements, the Trustees took into account their knowledge of Wellington Management, its services and the Funds resulting from their meetings and other information and interactions in past years. The Trustees also took into account the recommendations and performance evaluations of Domini with respect to Wellington Management and considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry).

Nature, Quality, and Extent of Services Provided. The Trustees reviewed information and materials provided by Wellington Management related to the Submanagement Agreement with respect to the International and Bond Funds, including the Submanagement Agreement, Wellington Management’s Form ADV, a description of the firm and its organizational and management structure, its operational history and its legal and regulatory history, the manner in which investment decisions are made and executed, the financial condition of Wellington Management and its ability to provide the services required under the Submanagement Agreements, an overview of the personnel that perform services for the Funds, and Wellington Management’s compliance policies and procedures. The Board also considered Wellington Management’s risk management processes and its policies and procedures with respect to cybersecurity, business continuity and disaster recovery.

The Trustees reviewed the terms of each Submanagement Agreement and considered the scope and quality of the services provided by Wellington

Management to each Fund under the respective Submanagement Agreement. The Trustees noted that pursuant to each Submanagement Agreement, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to each Fund and for managing the investment of the assets of each Fund, which it does by engaging and overseeing the activities of Wellington Management. It was noted that Domini applies its social and environmental standards to a universe of securities provided by Wellington Management with respect to each Fund and that Wellington Management provides the day-to-day portfolio management of each Fund, including making purchases and sales of securities consistent with each Fund’s investment objective and policies and Domini’s social and environmental standards.

The Trustees then considered the professional experience, tenure, and qualifications of the portfolio management team of each Fund and the other senior personnel at Wellington Management. They also reviewed Wellington Management’s compliance record. The Trustees also noted that, on a regular basis, it receives information from the Trust’s Chief Compliance Officer (CCO) regarding Wellington Management’s compliance policies and procedures, including its Code of Ethics. They noted Wellington Management’s preparations with respect to the liquidity risk management reporting requirements required by new SEC regulations. The Trustees noted that there were no material changes to the team providing services to the Fund. The Trustees also received information with respect to Wellington Management’s brokerage policies and practices, including with respect to best execution and soft dollars. The terms of the Submanagement Agreements were also reviewed by the Trustees.

Based on the foregoing, the Trustees concluded that they were satisfied with the nature, quality and extent of services provided by Wellington Management to each Fund under the applicable Submanagement Agreement.

Performance Information. As noted above, the Trustees reviewed the investment performance (gross and net of all fees and expenses) of the International and Bond Funds over various periods based on data provided to them by Wellington Management and by Domini. This information was compared to performance information with respect to each Fund’s applicable benchmark. The Trustees also compared each Fund’s Investor shares’ net investment returns for the 1-, 3-, 5-, and 10-year periods as of February 28, 2019, to the performance of a peer group of socially responsible (SRI) funds and non-SRI Funds as identified by Strategic Insight, an independent third-party data provider. The Trustees also took into account Domini’s evaluation of Wellington Management’s performance with respect to each Fund.

Fees and Other Expenses. The Trustees then considered the submanagement fees paid by Domini to Wellington Management under the Submanagement Agreement with respect to each Fund. The Trustees noted that each

Submanagement Agreement had been negotiated at arms-length between Domini and Wellington Management. It was noted that the submanagement and management fees with respect to each Fund were lowered in 2017. The Trustees noted Wellington Management’s representation that it does not manage any other client portfolios that have similar investment objectives and strategies to the Funds because of the unique investment approach applied to each of the Funds (combining proprietary analysis from Domini and Wellington Management). The Trustees also noted Wellington Management’s representation that the submanagement fees Wellington Management receives, considering the nature and quality of service provided with respect to each Fund, are competitive with the fees Wellington Management receives for providing services to similarly sized client funds. The Trustees also compared Wellington Management’s fee with respect to each Fund against the other Funds and took into account the different investment strategies of each Fund. The Trustees also noted the comparative sub-advisory fee information, as available, in the report provided by Strategic Insight with respect to each Fund. The Trustees noted that, with respect to each Fund, Domini (and not the applicable Fund) pays Wellington Management from its management fee and that they had reviewed the management fee and comparative fee information in connection with their consideration of the Management Agreement with respect to each Fund.

The Trustees determined, based on the nature and quality of the services provided by Wellington Management, and in light of the preceding factors, that the fees paid by Domini to Wellington Management with respect to each Fund were fair and reasonable in relation to the nature and quality of services provided and supported approval of the continuance of the Submanagement Agreement with respect to each Fund.

Costs of Services Provided and Profitability. The Trustees reviewed Wellington Management’s audited statement of financial position as of December 31, 2018. The Trustees also reviewed a pro-forma income statement for the year ended December 31, 2018 provided by Wellington Management, which identified the revenues generated by the Funds as a separate item and reflected assumptions and estimates regarding operating expenses. Based on the information provided, the Trustees concluded that they were satisfied that Wellington Management’s level of profitability with respect to services provided to that Fund was not excessive. However, the Board also took into account that the Submanagement Agreements were negotiated on an arms-length basis and that Domini paid the cost of the submanagement fees paid to Wellington Management and not the Funds and that, therefore, the costs of the services provided and the profitability realized by Wellington Management was not a material factor in the Board’s consideration.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Wellington Management as the assets in each Fund increased and the extent to which economies of scale were reflected in the fee schedule for that Fund under each Submanagement Agreement. The Trustees noted that the submanagement fees are paid by Domini and not the Fund. However, the Trustees noted the breakpoints in fees payable under the Submanagement Agreement with respect to each Fund, as well as breakpoints in the fees payable to Domini under the Management Agreement for each Fund, and concluded that such breakpoints were an effective way to share economies of scale with shareholders as the assets in each Fund grew and supported the approval of the applicable Submanagement Agreement.

Other Benefits. The Trustees considered the other benefits that Wellington Management and its affiliates received from their relationship with the Funds. They noted in particular that none of Wellington Management or any of its affiliates provided any other services to the Funds. The Trustees also considered the brokerage practices of Wellington Management including its use of soft dollar arrangements. In addition, the Trustees considered the intangible benefits that accrued to Wellington Management and its affiliates by virtue of their relationship with the Funds.

The Trustees concluded that the benefits received by Wellington Management and its affiliates were reasonable in the context of the relationship between Wellington Management and each Fund and supported the approval of the Submanagement Agreement with respect to each Fund.

* * * * * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Management Agreements and the Submanagement Agreements would be in the best interest of the respective Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Management Agreements and Submanagement Agreements respectively for an additional one-year period.

TRUSTEES AND OFFICERS

The following table presents information about each Trustee and each Officer of the Domini Investment Trust (the “Trust”) as of July 31, 2019. Asterisks indicate that those Trustees and Officers are “interested persons” (as defined in the Investment Company Act of 1940) of the Trust. Each Trustee and each Officer of the Trust noted as an interested person is interested by virtue of his or her position with Domini Impact Investments LLC as described below. Unless otherwise indicated below, the address of each Trustee and each Officer is 180 Maiden Lane, Suite 1302, New York, NY 10038. Neither the Funds nor the Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office. No Trustee or Officer is a director of a public company or a registered investment company other than, with respect to the Trustees, the Domini Funds.

INTERESTED TRUSTEE AND OFFICER
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Domini Family of Funds Overseen by Trustee

Amy L. Domini* (69) Chair and Trustee, of the Trust since 1990	Portfolio Manager, Domini Impact Equity Fund (since 2018), Chairperson (since 2016), CIO (2010-2014), CEO (2002-2015), Member (since 1997), and Manager (since 1997), Domini Impact Investments LLC; Manager (1998 to 2017) and Registered Principal (2003-2017), DSIL Investment Services LLC; Manager, Domini Holdings LLC (holding company) (since 2002); President (1990-2017), Domini Investment Trust; CEO and CIO (2013-2015), NIA Global Solutions (a former division of Domini Impact Investments); Trustee, New England Quarterly (periodical) (since 1998); Private Trustee, Loring, Wolcott & Coolidge Office (fiduciary) (since 1987); Partner (since 1994), Loring, Wolcott & Coolidge Fiduciary Advisors, LLP (investment advisor); Manager (since 2010), Loring, Wolcott & Coolidge Trust, LLC (trust company); Trustee, Church Investment Group (2010-2014); Board Member (since 2016), Cambridge Public Library Foundation (nonprofit).	3

DISINTERESTED TRUSTEES
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Domini Family of Funds Overseen by Trustee

Kirsten S. Moy (72) Trustee of the Trust since 1999	Senior Fellow (since 2014), Director, Scale Initiatives (2010-2014), The Aspen Institute (research and education); Visiting Scholar (2016-2018) and Board Member (2009-2015), Low Income Investment Fund (housing and community revitalization nonprofit); Board Member, Community Development Finance (asset building non-profit) (since 2012), Visiting Scholar, Federal Reserve Bank of San Francisco (2016 to 2018).	3

Gregory A. Ratliff (59) Trustee of the Trust since 1999	Vice President, Rockefeller Philanthropy Advisors (philanthropy) (since 2019); Vice President, ACT, Inc. (education testing) (2017-2019); Lead Senior Program Officer, Gates Foundation (philanthropy) (2007-2017).	3

John L. Shields (66) Trustee of the Trust since 2004	President, Advisor Guidance, Inc. (management consulting firm) (2006 to 2014; since 2018); Managing Director, CFGI, LLC (management consulting firm) (2016-2018); Director, Navigant Consulting, Inc. (management consulting firm) (2014-2016); Director, EverQuote, Inc. (technology company) (since 2018); Director, Cogo Labs, Inc. (technology company) (since 2008); Director, Vestmark, Inc. (software company) (since 2015).	3
OFFICERS
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Domini Family of Funds Overseen by Trustee

Megan L. Dunphy* (49) Chief Legal Officer since 2014, Vice President since 2013, Secretary of the Trust since 2005	General Counsel (since 2014), Managing Director (2015-2017), Deputy General Counsel (2009-2014), Member (since 2017), Domini Impact Investments LLC; Chief Legal Officer (since 2014), Vice President (since 2013) and Secretary (since 2005), Domini Funds.	N/A

Carole M. Laible* (55) President of the Trust since 2017	Portfolio Manager, Domini Impact Equity Fund (since 2018), CEO and Manager (since 2016), President (2005-2015), Member (since 2006), Chief Operating Officer (2013-2015), Nia Global Solutions (a former division of Domini Impact Investments LLC), Domini Impact Investments LLC; President and CEO (since 2002), Chief Compliance Officer (2001-2014), Chief Financial Officer, Secretary, and Treasurer (since 1998), Registered Principal (since 1998), DSIL Investment Services LLC; Manager (since 2016), Domini Holdings LLC (holding company); Treasurer (1997-2015), Vice President (2007-2017), President (since 2017), Domini Funds.	N/A

OFFICERS (continued)
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Domini Family of Funds Overseen by Trustee

Douglas Lowe* (63) Assistant Secretary of the Trust since 2007	Senior Call Center Manager (since 2019); Senior Compliance Manager and Counsel (2006-2019), Domini Impact Investments LLC; Assistant Secretary, Domini Funds (since 2007), Registered Operations Professional, DSIL Investment Services LLC (since 2012).	N/A

Meaghan O’Rourke-Alexander* (39) Assistant Secretary of the Trust since 2007	Compliance Officer (since 2012), Domini Impact Investments LLC; Assistant Secretary, Domini Funds (since 2007).	N/A

Christina Povall* (49) Treasurer (since 2017) and Vice President of the Trust since 2013	Chief Financial Officer (since 2014), Managing Director (2014-2017), Director of Finance (2004-2014), Member (since 2017), Domini Impact Investments LLC; Treasurer (since 2017), Assistant Treasurer (2007-2017) and Vice President (since 2013), Domini Funds; Registered Operations Professional, DSIL Investment Services LLC (since 2012).	N/A

Maurizio Tallini* (45) Chief Compliance Officer of the Trust since 2005 Vice President of the Trust since 2007	Chief Compliance Officer (since 2005), Chief Operating Officer (2011-2017), Member (since 2007), Domini Impact Investments LLC; Vice President (since 2007), Chief Compliance Officer (since 2005), Domini Funds; Chief Compliance Officer (since 2015), Registered Principal (since 2014) Registered Representative (2012-2015), DSIL Investment Services, LLC.	N/A

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling the following toll-free number: 1-800-582-6757.

PROXY VOTING INFORMATION

The Domini Funds have established Proxy Voting Policies and Procedures that the Funds use to determine how to vote proxies relating to portfolio securities. The Domini Funds’ Proxy Voting Policies and Procedures are available, free of charge, by calling 1-800-762-6814, by visiting www.domini.com/domini-funds/proxy-voting, or by visiting the EDGAR database on the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. All proxy votes cast for the Domini Funds are posted to Domini’s website on an ongoing basis over the course of the year. An annual record of all proxy votes cast for the Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, at www.domini.com, and on the EDGAR database on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

The Domini Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Domini Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at http://www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to be viewed at www.domini.com.

DOMINI FUNDS

P.O. Box 9785

Providence, RI 02940-9785

1-800-582-6757

www.domini.com

Investment Manager, Sponsor, and Distributor:

Domini Impact Investments LLC (Investment Manager and Sponsor)

DSIL Investment Services LLC (Distributor)

180 Maiden Lane, Suite 1302

New York, NY 10038-4925

Investment Submanagers:

Domini Impact Equity Fund

SSGA Funds Management, Inc.

1 Iron Street

Boston, MA 02210

Domini Impact International Equity Fund

Domini Impact Bond Fund

Wellington Management Company LLP

280 Congress Street

Boston, MA 02210

Transfer Agent:

BNY Mellon Asset Servicing

760 Moore Road

King of Prussia, PA 19406

Custodian:

State Street Bank and Trust Company

1 Iron Street

Boston, MA 02210

Independent Registered Public Accounting Firm:

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Legal Counsel:

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

Presorted Standard U.S.Postage PAID Lancaster, PA Permit No.1793 Domini Funds P.O. Box 9785 | Providence, RI 02940 1-800-582-6757 | www.domini.com | @DominiFunds Domini Impact International Equity FundSM Investor Shares: CUSIP 257132704 I DOMIX Class A Shares: CUSIP 257132886 I DOMAX Institutional Shares: CUSIP 257132811 I DOMOX Class Y Shares: CUSIP 257132787 I DOMYX Domini Impact Equity FundSM Investor Shares: CUSIP 257132100 I DSEFX Class A Shares: CUSIP 257132860 I DSEPX Institutional Shares: CUSIP 257132852 I DIEQX Class R Shares: CUSIP 257132308 I DSFRX SM Domini Impact Bond Fund Investor Shares: CUSIP 257132209 I DSBFX Institutional Shares: CUSIP 257132829 I DSBIX Class Y Shares: CUSIP 257132795 I DSBYX

Item 2.	Code of Ethics.

(a) As of the end of the period covered by this report on Form N-CSR, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)	Registrant is filing its code of ethics with this report.

Item 3.	Audit Committee Financial Expert.

John L. Shields, a member of the Audit Committee, has been determined by the Board of Trustees of the registrant in its reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in the instructions to Form N-CSR. In addition, Mr. Shields is an “independent” member of the Audit Committee as defined in the instructions to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

For the fiscal years ended July 31, 2019, and July 31, 2018, the aggregate audit fees billed to the registrant by KPMG LLP (“KPMG”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, are shown in the table below:

Fund	2019	2018
Domini Impact Equity Fund	$40,000	$44,000
Domini Impact Bond Fund	$33,500	$41,000
Domini Impact International Equity Fund	$33,500	$37,500

(b) Audit-Related Fees

There were no audit-related fees billed by KPMG for services rendered for assurance and related services to the registrant that were reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as audit fees, for the fiscal years ended July 31, 2019, and July 31, 2018.

There were no audit-related fees billed by KPMG for the fiscal years ended July 31, 2019, and July 31, 2018 that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Domini Impact Investments LLC and entities controlling, controlled by, or under common control with Domini Impact Investments LLC (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the registrant (“Service Providers”).

(c) Tax Fees

In each of the fiscal years ended July 31, 2019, and July 31, 2018, the aggregate tax fees billed by KPMG for professional services rendered for tax compliance, tax advice, and tax planning for the registrant are shown in the table below:

Fund	2019	2018
Domini Impact Equity Fund	$7,000	$7,000
Domini Impact Bond Fund	$7,000	$7,000
Domini Impact International Equity Fund	$7,000	$7,000

There were no tax fees billed by KPMG for the fiscal years ended July 31, 2019, and July 31, 2018 that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of the registrant’s Service Providers.

(d) All Other Fees

There were no other fees billed by KPMG for the fiscal years ended July 31, 2019 and July 31, 2018 for other non-audit services rendered to the registrant.

There were no other fees billed by KPMG for the fiscal years ended July 31, 2019, and July 31, 2019 that were required to be approved by the registrant’s Audit Committee for other non-audit services rendered on behalf of the registrant’s Service Providers.

(e)(1) Audit Committee Preapproval Policy: The Registrant’s Audit Committee Preapproval Policy is set forth below:

1.	Statement of Principles

The Audit Committee is required to preapprove audit and non-audit services performed for each series of the Domini Investment Trust, (each such series a “Fund” and collectively, the “Funds”) by the independent registered public accountant in order to assure that the provision of such services does not impair the accountant’s independence. The Audit Committee also is required to preapprove non-audit services performed by the Funds’ independent registered public accountant for the Funds’ investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Funds, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Funds. The preapproval of these services also is intended to assure that the provision of the services does not impair the accountant’s independence.

Unless a type of service to be provided by the independent registered public accountant has received preapproval, it will require separate preapproval by the Audit Committee. Also, any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee. When considering services for preapproval the Audit Committee will take into account such matters as it deems appropriate or advisable, including applicable rules regarding auditor independence.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services for the Funds, that have the preapproval of the Audit Committee. The term of any preapproval is 12 months from the date of preapproval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of preapproved services based on subsequent determinations.

Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis and grandfathered services.

2.	Delegation

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. By adopting this Policy the Audit Committee does not delegate to management the Audit Committee’s responsibilities to preapprove services performed by the independent auditor.

3.	Audit Services

The annual Audit services engagement terms and fees for the Funds will be subject to the preapproval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope or other matters.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other Audit services, which are those services that only the independent registered public accountant reasonably can provide. The Audit Committee has preapproved the Audit services listed in Appendix A. All Audit services not listed in Appendix A must be separately preapproved by the Audit Committee.

4.	Audit-Related Services

Audit-related services are assurance and related services for the Funds that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent registered public accountant. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the accountant, and has preapproved the Audit-related services listed in Appendix B. All Audit-related services not listed in Appendix B must be separately preapproved by the Audit Committee.

5.	Tax Services

The Audit Committee believes that the independent registered public accountant can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the accountant’s independence. However, the Audit Committee will not permit the retention of the independent registered public accountant in connection with a transaction initially recommended by the independent registered public accountant, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has preapproved the Tax services listed in Appendix C. All Tax services not listed in Appendix C must be separately preapproved by the Audit Committee.

6.	All Other Services

The Audit Committee may grant preapproval to those permissible non-audit services for the Funds classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the accountant. The Audit Committee has preapproved the All Other services listed in Appendix D. Permissible All Other services not listed in Appendix D must be separately preapproved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7.	Preapproval Fee Levels

Preapproval fee levels for all services to be provided by the independent registered public accountant to the Funds, and applicable non-audit services to be provided by the accountant to the Funds’ investment adviser and its affiliates, will be established periodically by the Audit Committee. Any proposed services exceeding these levels will require specific preapproval by the Audit Committee.

8.	Supporting Documentation

With respect to each service that is separately preapproved, the independent auditor will provide detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided.

9.	Procedures

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent registered public accountant and the Funds’ treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Policy of which it becomes aware.

Appendix A — Audit Committee Preapproval Policy

Preapproved Audit Services

for

October 25, 2018 through October 31, 2019

Service	Fee Range
Statutory audits or financial audits (including tax services associated with non-audit services)	As presented to Audit Committee in a separate engagement letter[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters	Not to exceed $9,000 per filing

Appendix B — Audit Committee Preapproval Policy

Preapproved Audit-Related Services

for

October 25, 2018 through October 31, 2019

Service	Fee Range
Consultations by Fund management with respect to the accounting or disclosure treatment of securities, transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies	Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of Funds’ semi-annual financial statements	Not to exceed $2,000 per set of financial statements per fund

Regulatory compliance assistance	Not to exceed $5,000 per quarter

Training Courses	Not to exceed $5,000 per course

Appendix C — Audit Committee Preapproval Policy

Preapproved Tax Services

for

October 25, 2018 through October 31, 2019

Service	Fee Range
Review of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	As presented to Audit Committee in a separate engagement letter[1]

Tax assistance and advice regarding statutory, regulatory or administrative developments	Not to exceed $5,000 for the Funds’ or for the Funds’ investment adviser during the Pre-Approval period

Assistance with custom tax audits and related matters	Not to exceed $15,000 per Fund during the Pre-Approval Period

Tax Training Courses	Not to exceed $5,000 per course during the Pre-Approval Period

M & A tax due diligence services associated with Fund mergers including: review of the target fund’s historical tax filings, review of the target fund’s tax audit examination history, and hold discussions with target management and external tax advisors. Advice regarding the target fund’s overall tax posture and historical and future tax exposures.	Not to exceed $8,000 per merger during the Pre-Approval Period

Tax services related to the preparation of annual PFIC statements and annual Form 5471 (Controlled Foreign Corporation for structured finance vehicles)	Not to exceed $20,000 during the Pre-Approval Period

Appendix D — Audit Committee Preapproval Policy

Preapproved All Other Services

for

October 25, 2018 through October 31, 2019

Service	Fee Range
With respect to any service set forth in Appendices A, B, or C, and any other permitted services not listed herein, the Audit Committee Chair is delegated pre-approval authority.	Not to exceed $20,000 per service, or $75,000 per annum in the aggregate for all such services.

No other services for the Pre-Approval Period have been specifically preapproved by the Audit Committee.	N/A

Exhibit 1 – Audit Committee Preapproval Policy

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

1 For new funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing funds, pro-rated in accordance with inception dates as provided in the auditors’ proposal or any engagement letter covering the period at issue. Fees in the engagement letter will be controlling.

(e)(2) None, or 0%, of the services relating to the audit-related fees, tax fees, and all other fees paid by the registrant disclosed above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f) According to KPMG for the fiscal year ended July 31, 2019, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than KPMG’s full-time, permanent employees is as follows:

Fund	2019
Domini Social Equity Fund	0%
Domini Social Bond Fund	0%
Domini International Social Equity Fund	0%

(g) There were no non-audit services rendered to the registrant’s Service Providers for the fiscal years ended July 31, 2019 and July 31, 2018.

The aggregate non-audit fees billed by KPMG for services rendered to the registrant for the fiscal year ended July 31, 2019 was $ 21,000. These fees related to the 2018 Tax Fees described in Item 4 (c). The aggregate non-audit fees billed by KPMG for services rendered to the registrant for the fiscal year ended July 31, 2018, were $21,000. These fees related to the 2018 Tax Fees described in Item 4 (c).

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.	Schedule of Investments.

(a)	The Schedule of Investments is included as part of the report to stockholders filed under Item 1.

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may submit recommendations for nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Within 90 days prior to the filing of this report on Form N-CSR, Carole M. Laible, the registrant’s President and Principal Executive Officer, and Christina Povall, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) of the Investment Company Act of 1940) and evaluated their effectiveness. Based on their evaluation, Ms. Laible and Ms. Povall determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods required by the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in this report on Form N-CSR is accumulated and communicated to the registrant’s management, including the Ms. Laible and Ms. Povall, as appropriate to allow timely decisions regarding required disclosures.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a)(1) The Code of Ethics referred to in Item 2 is filed herewith.

(a)(2) Separate certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 for each principal executive officer and principal financial officer of the registrant are filed herewith.

(a)(3) Not applicable to the registrant.

(b) A single certification required by Rule 30a-2(b) under the Investment Company Act of 1940, Rule 13a-14b or Rule 15d-14(b) under the Securities Exchange Act of 1934, and Section 1350 of Chapter 63 of Title 18 of the United States Code for the chief executive officer and the chief financial officer of the registrant is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DOMINI INVESTMENT TRUST

By:	/s/ Carole M. Laible
Carole M. Laible
President (Principal Executive Officer)

Date: October 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Carole M. Laible
Carole M. Laible
President (Principal Executive Officer)

Date: October 9, 2019

By:	/s/ Christina Povall
Christina Povall
Treasurer (Principal Financial Officer)

Date: October 9, 2019